FREMONT MUTUAL FUNDS, INC.
                           ANNUAL REPORT

                                [GRAPHIC OMITTED]

                                October 31, 1998

                                                                  Fremont [LOGO]
                                                                    Funds

A message from Michael H. Kosich, president of Fremont Mutual Funds, Inc.

[PHOTO]

Dear Fellow Shareholder:

     In the second half of fiscal 1998, we were reminded that the stock market goes down, as well as up. Neophyte investors who have never experienced a sharp market correction may be comparing their last two mutual fund statements and wringing their hands over a decline in their net worth. A more rational response would be to dig in their files and compare their most recent fund statement with one from just two or three years ago. They will be amazed at how much money they've made even after the stock market's second-half decline. Such perspective contributes to a better frame of mind and discourages the kind of impulsive behavior that can jeopardize one's financial future.

     The simple fact is that over the 71-year period in which accurate statistics are available, U.S. stock returns have been nearly double that of any other domestic asset class. This period includes the Great Depression, numerous recessions, three wars and countless political crises here and abroad.

     Some misguided souls may think they can time the stock market -- consistently selling at the top and buying at the bottom. Good luck! Extensive studies have revealed that market timing adds little or no value to the long-term investment process. With few exceptions, the overwhelming majority of market timers bat .500 at best, and in the process generate lots of additional commission costs and capital gains tax liabilities. Also, because a large percentage of total market advances come in compressed periods of time, being caught sitting on the sidelines can substantially diminish long-term equities returns.

     Our advice to investors concerned by the stock market's second-half fiscal 1998 decline is to re-evaluate their investment objectives and asset allocation. Those with a shorter-term investment time horizon may want to shift some money from stocks to bonds or money market funds. Those with a longer-term perspective may want to take this opportunity to increase exposure to stocks that are now more reasonably priced.

     In closing, it's been a tough six months for equities investors. The stock market will periodically retreat, causing a degree of financial pain and raising concerns over the future productivity of stock investing. Experienced investors take market declines in stride, realizing the long-term rewards of equities investing more than compensate for the short-term risks.

Sincerely,

/s/ Michael H. Kosich

Michael H. Kosich
December 15, 1998


This report, including the statements of investments and financial statements, is submitted for the general information of the shareholders of Fremont Mutual Funds, Inc. This report is not authorized for distribution and may not be used as sales literature, unless preceded or accompanied by a prospectus.

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                               TABLE OF CONTENTS
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Fund Profiles and Letters to Shareholders
Fremont Global Fund ......................................................     2
Fremont International Growth Fund ........................................     4
Fremont International Small Cap Fund .....................................     6
Fremont Emerging Markets Fund ............................................     8
Fremont U.S. Micro-Cap Fund ..............................................    10
Fremont U.S. Small Cap Fund ..............................................    12
Fremont Select Fund ......................................................    14
Fremont Growth Fund ......................................................    16
Fremont Real Estate Securities Fund ......................................    18
Fremont Bond Fund ........................................................    20
Fremont Money Market Fund ................................................    22
Fremont California Intermediate Tax-Free Fund ............................    24
Report of Independent Accountants ........................................    26
Statements of Investments in Securities and Net Assets
Fremont Global Fund ......................................................    27
Fremont International Growth Fund ........................................    33
Fremont International Small Cap Fund .....................................    35
Fremont Emerging Markets Fund ............................................    36
Fremont U.S. Micro-Cap Fund ..............................................    37
Fremont U.S. Small Cap Fund ..............................................    38
Fremont Select Fund ......................................................    39
Fremont Growth Fund ......................................................    40
Fremont Real Estate Securities Fund ......................................    42
Fremont Bond Fund ........................................................    43
Fremont Money Market Fund ................................................    46
Fremont California Intermediate Tax-Free Fund ............................    48
Notes to Statements of Investments in Securities and Net Assets,
 Portfolio Abbreviations & Currency Abbreviations ........................    50
Country Diversification ..................................................    51
Combined Financial Statements
Statements of Assets and Liabilities .....................................    52
Statements of Operations .................................................    56
Statements of Changes in Net Assets ......................................    60
Financial Highlights .....................................................    64
Notes to Financial Statements ............................................    70

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FREMONT GLOBAL FUND
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Fremont Asset Allocation  Committee,  Portfolio  Managers,  Fremont Global Fund:
Dave Redo, Bob Haddick, Sandie Kinchen, Al Kirschbaum & Pete Landini

[PHOTO]

Clockwise, from top left: Dave Redo, Pete Landini, Al Kirschbaum, Bob Haddick, Sandie Kinchen

------------
FUND PROFILE
------------

Fremont Global Fund offers conservative investors a balanced approach to global investing. The Fund management team understands the reward potential and perhaps more importantly, the risks in global financial markets. Through country diversification, prudent allocation between stocks, bonds and cash, and disciplined securities selection, the Fund seeks to maximize total return (including income and capital gains) while reducing risk by investing in multiple categories of U.S. and foreign securities.

     The Fund's portfolio management team employs a three-step investment process. First, economic growth, inflation, and interest rate forecasts are developed to identify those regions and individual countries offering the best investment opportunities. Second, financial market data is examined to determine the most advantageous mix of stocks, bonds and cash. Finally, the portfolio managers select individual securities based on intensive quantitative and fundamental analysis.

To Our Shareholders,

For the six months ended October 31, 1998, Fremont Global Fund declined 6.17% compared to the Lipper Global Flexible Fund Average's 5.94% loss. For the twelve months ended on the same date, the Fund returned 3.62% compared to the benchmark index's 4.39% gain.

     In the equities portion of the portfolio, fiscal 1998 performance benefited from an overweighting in Europe, an underweighting in Japan, and very limited exposure in troubled emerging market Asia and Latin America. Our bias to traditional value sectors in the U.S. stock market restrained relative returns as growth stocks outperformed value stocks by a wide margin.

     In the fixed income portion of the portfolio, U.S., European, and Anglo-Asian holdings (Australia and New Zealand) performed well. Our focus on quality was rewarded as investors responded to global economic uncertainty by gravitating to the most secure credits. Our higher average portfolio duration also enhanced returns as interest rates fell. Relatively modest dollar-denominated emerging market bond positions declined substantially due to currency and economic turmoil in those regions.

     Today, we would describe the global economy as a machine that is squeaking, grinding and giving off sparks, but still chugging along. A highly qualified pit crew composed of central bankers and international financial agencies is standing by, ready to make the repairs necessary to keep the machine moving forward. We are anticipating a slow growth global economy with the possibility of the U.S. dipping into a brief contraction in 1999. With the exception of a modest underweighting in U.S. stocks, our current asset allocation is neutral with 40% in U.S. equities, 20% in foreign stocks, 38% in global bonds, and 2% in cash.

     In the U.S. stock market, we continue to favor value-oriented stocks, which we believe will produce better results in the year ahead. The Fund's foreign stock component remains overweighted in core country Europe (65%) and underweighted in developed Asia including Japan (17%). The balance is 5% in Canada, and 5% in emerging markets, with the remain-

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GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                      10/31/98
                                                      --------
S&P 500 INDEX                                          $53,949
FREMONT GLOBAL FUND                                    $25,200
SALOMON NON-US GOVT. BOND INDEX (CURRENCY HEDGED)      $23,009
LEHMAN BROS. INTERMEDIATE GOVT./CORP. BOND INDEX       $22,491
MSCI EAFE INDEX                                        $16,038

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/98

1 YEAR    5 YEARS   SINCE INCEPTION (11/18/88)
----------------------------------------------
 3.62%     8.85%              9.73%

ANNUAL RETURNS                  TOP TEN HOLDINGS

11/18/88-10/31/89*  +13.71%     S&P 500 Futures,
11/01/89-10/31/90    -2.64%       357 Contracts, Exp. Dec. '98 ..........  15.0%
11/01/90-10/31/91   +18.38%     Government of France 8.500%, 10/25/19 ...   1.2%
11/01/91-10/31/92    +7.10%     Government of Spain, 6.000%, 01/31/08 ...   1.0%
11/01/92-10/31/93   +17.51%     Xilinx, Inc. ............................   0.9%
11/01/93-10/31/94    +1.74%     Deutschland Republic, 5.625%, 01/04/28 ..   0.9%
11/01/94-10/31/95   +12.78%     Caisse D'Amort Dette, 5.125%, 10/25/08 ..   0.9%
11/01/95-10/31/96   +13.72%     U.S. Treasury Note, 6.500%, 10/15/06 ....   0.9%
11/01/96-10/31/97   +13.01%     U.S. Treasury Note, 6.250%, 8/15/23 .....   0.8%
11/01/97-10/31/98    +3.62%     Government of Sweden,
                                  6.000%, 02/09/05 ......................   0.8%
                                Federal Farm Credit Bank
                                  6.300%, 12/03/13 ......................   0.8%
                                          TOTAL .........................  23.2%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Salomon Non-U.S. Government Bond Index (currency hedged), the Lehman Bros. Intermediate Government/Corporate Bond Index, or the Morgan Stanley Capital International EAFE Index.
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2  FREMONT MUTUAL FUNDS
ing in cash. We have increased our allocation in Japan from 7% to 14%, believing that internal pressure (the necessity of bank reform) and external pressure (the loss of international economic prestige) will spur the Japanese government to take meaningful steps to get the economy back on its feet. Japan is still a "have and have not" market. We are investing in the "haves"--pharmaceutical, pre-fab housing, discount retailing, and export companies--and avoiding the "have nots," most notably financial stocks.

     Our fixed income outlook is changing. Core country European government bonds have performed well for us, but at current prices already fully reflect the benefits expected from economic union. So, we are gravitating to high quality corporate credits that we believe are now better bargains. Single A-rated intermediate maturity Greek government bonds also look attractive, yielding 4% more than comparable German bonds. We believe this spread will narrow as the government takes steps to qualify for second round inclusion in European economic union.

     As is our custom, we will detail a

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FREMONT GLOBAL FUND
GEOGRAPHIC DIVERSIFICATION AS OF 10/31/98
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[GRAPHIC OMITTED]

CANADA                                         7.0%
UNITED STATES                                  8.8%
EMERGING MARKETS LATIN AMERICA                 2.8%
EMERGING MARKETS OTHER                         1.7%
EUROPE                                        56.1%
JAPAN                                         15.4%
PACIFIC RIM                                    8.2%

current portfolio holding that demonstrates our investment discipline. France's Suez Lyonnaise des Eaux is a leading electricity and natural gas distributor, water purification, and waste water treatment company serving utilities around the globe. Having utilities companies as primary customers during a period of slowing economic growth translates into stable earnings. However, Suez is not just a secure earnings story. It is a legitimate growth company as well.

     Growth is coming from global change in utilities industries. Water utilities around the world are being privatized. Suez is taking part through joint ventures with local partners. Suez modernizes plant and equipment and its local partners assume operational responsibilities--managing facilities more cost efficiently than prior government owner/operators and making money in the process. In addition, the deregulation of European utilities industries will commence on January 1, 1999. This should allow Suez, one of the largest and most cost-efficient electricity and natural gas distributors, to broaden its customer base. We think Suez will grow earnings by 18% in 1998 and at mid-teen rates over the next several years. Trading at 26 times 1998 earnings estimates, Suez is not a raging P/E bargain. Priced at just 10 times cash flow projections and at a 20% discount to our appraisal of its asset value, it remains attractive.

     In closing, the global economy is decelerating, but we believe it will stabilize on a slow growth path. We think equities will follow the same track, providing more modest returns than we have enjoyed in recent years. Slower economic growth should restrain inflation, and interest rates may continue to trend lower--a plus for the fixed income portion of the portfolio. The Fund has a neutral asset allocation and we are counting on our stock and bond picking disciplines to enhance returns.

Sincerely,

/s/ Dave Redo                /s/ Pete Landini
/s/ Robert J. Haddick        /s/ Sandie Kinchen
/s/ Al Kirschbaum

Fremont Asset Allocation Committee
Portfolio Managers

                                                         FREMONT MUTUAL FUNDS  3

--------------------------------------------------------------------------------
FREMONT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

Nilly Sikorsky
Portfolio Manager
Capital Guardian Trust Company
Portfolio Management Team

[PHOTO]

Portfolio Management Team: Nilly Sikorsky, David I. Fisher, Hartmut Giesecke, Nancy J. Kyle, Robert Ronus, John McIlwraith, Lionel M. Sauvage, Rudolf M. Staehlin & Richard N. Havas

------------
FUND PROFILE
------------

Under the stewardship of Capital Guardian Trust Company (CGTC), the Fremont International Growth Fund is a diversified portfolio of international equities believed to have superior capital appreciation potential. CGTC's parent company, The Capital Group Companies, has one of the investment industry's most extensive and successful global research networks.

     CGTC employs a multiple portfolio manager system. Nine individual portfolio managers and the collective research analyst team are each given a portion of the portfolio's assets to manage. The investment styles of the portfolio managers vary. However, they have a common investment objective: superior long-term returns versus the same benchmark index over a market cycle.

To Our Shareholders,

For the six- and twelve-month periods ended October 31, 1998, the Fremont International Growth Fund declined 9.54%, and gained 0.80%, compared to the Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index's 5.02% loss, and 9.65% gain, for the same periods.

     Let's begin by reviewing what has transpired since CGTC began managing the portfolio on March 2, 1998. Our bias toward Europe, where approximately 60% of the Fund's assets resided, proved beneficial as European stock markets outpaced most other international equities exchanges. The portfolio's underweighting in bank stocks was a curse in early 1998, when they were leading the markets, but a blessing in August and September, when they collapsed. Our underweighting in energy stocks softened the blow from falling oil prices. We were penalized by our underweighting in very large cap stocks ($50 billion market capitalizations and higher)--the best performing capitalization sector in virtually every equities market worldwide.

     Now, let's take a tour of the portfolio starting in Europe, where stock markets went through two distinct phases--excessive bullishness through early July, followed by excessive bearishness into mid October. In the first phase, enthusiasm for the new Euro, blind faith in the "religion of restructuring," and the prospects for a market windfall from new private pension funds fueled a strong rally. In the second phase, investors stampeded to the exits as they became convinced global economic turmoil would derail European economies. We are now back at square one.

     We were not swept up in the euphoria that characterized the first phase. We believe that over the short term, the introduction of the Euro could squeeze profit margins as companies seek pricing equilibrium. We doubt America's restructuring religion will take hold in Europe, where tax laws often reduce the economic benefit of corporate transactions. Substantial capital inflows from new private pension plans are years away from having much broad impact on the markets. Nor were we swept away by the gloom and doom that defined the second phase. The world's problems may

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GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                      10/31/98
                                                      --------
MSCI EAFE INDEX                                        $13,137
FREMONT INTERNATIONAL GROWTH FUND                      $11,054

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/98

1 YEAR    3 YEARS   SINCE INCEPTION (3/1/94)
--------------------------------------------
 0.80%     2.57%             2.17%

ANNUAL RETURNS                     TOP TEN HOLDINGS

03/01/94-10/31/94*   +2.30%        Nokia Corp. ADR ......................   3.5%
11/01/94-10/31/95    +0.13%        Zeneca Group PLC .....................   2.2%
11/01/95-10/31/96    +7.07%        Telefonica SA ........................   2.2%
11/01/96-10/31/97    -0.01%        Telefonos de Mexico (Class L), ADR ...   2.1%
11/01/97-10/31/98    +0.80%        Astra AB, ADR ........................   1.9%
                                   Reuters Group, ADR ...................   1.7%
                                   Mannesmann AG ........................   1.7%
                                   Deutsche Telekom .....................   1.6%
                                   Holderbank Financiere ................   1.6%
                                   Peugot SA ............................   1.5%
                                             TOTAL ......................  20.0%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, March 1, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index.
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4  FREMONT MUTUAL FUNDS
restrain European economic growth, but not end it. Our constructive attitude to European stocks was, and still is, based on our belief that European economies can continue to grow at a respectable pace and that selected companies can continue to increase earnings. Our one nagging concern is that with left of center governments in the four largest and most influential European countries, looser fiscal and monetary policies may result in some inflationary pressure.

     Moving over to Asia, where 24% of the portfolio's assets were invested as of 10/31/98, we are relatively bullish on the short-term prospects for selected Japanese stocks. With all of Japan's well-publicized economic problems, investors have lost sight of the fact that the Japanese have, by far, the highest savings rate in the world. The liquidity to get the economy moving again is in place. Now that there seems to be a political consensus to address problems in the banking sector, the Japanese consumer may regain confidence and help get the economy back on its feet. Emerging market Asia is still a mixed bag, with Korea and Thailand seeing light at the

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FREMONT INTERNATIONAL GROWTH FUND
GEOGRAPHIC DIVERSIFICATION AS OF 10/31/98
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

CANADA                                         7.0%
UNITED STATES                                  8.8%
EMERGING MARKETS LATIN AMERICA                 2.8%
EMERGING MARKETS OTHER                         1.7%
EUROPE                                        56.1%
JAPAN                                         15.4%
PACIFIC RIM                                    8.2%

end of the tunnel and Malaysia and Indonesia still in the dark.

     Finally, our "new world" investments (Canada and Latin America) have fared relatively poorly due primarily to weakening currencies. We believe we are positioned in high quality companies with excellent prospects. Some currency stability should help these stocks recover in the year ahead.

     Sony, the Japanese consumer electronics giant, provides a good illustration of the kind of stock I favor. Sony has a 13% return on equity, more than double that of most Japanese companies. At the close of this reporting period, Sony stock was selling at 17 times trailing earnings--well below the Japanese market's P/E, and at just 2 times book value--assigning virtually no value to one of the world's great brand names. Why is Sony so cheap? I suspect it is a combination of concern over future prospects for the company's big video game business and the strengthening yen. We believe consumer confidence in America and Europe will remain high as will demand for Sony's video game products. We also know that Sony has a good record hedging currencies and believe it is less vulnerable than many anticipate to shifting currency values. What is Sony stock worth? In view of the company's ROE, which is more than 6 times Japan's 2% bond yields, I believe Sony should trade at 3 times book value--about a 50% premium above its current price.

     In closing, fiscal 1998 started with a bang and ended with a whimper. We are not market timers and won't make any predictions for international equities markets in the year ahead. We will say that equities markets rarely match the best or worst of consensus investor expectations. We will continue to work diligently in our corners of the world to identify and invest in great companies selling at reasonable prices.

Sincerely,

Nilly Sikorsky and Capital Guardian
Trust Company's Portfolio
Management Team

                                                         FREMONT MUTUAL FUNDS  5

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FREMONT INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------

Bruce B. Bee
Portfolio Manager
Bee & Associates, Inc.

[PHOTO]

Bruce B. Bee

------------
FUND PROFILE
------------

The Fremont International Small Cap Fund is a concentrated global portfolio of small cap equities believed to be undervalued relative to growth prospects and intrinsic value measurements.

     Through intensive fundamental analysis and "kick the tires" research, Fund management seeks to identify a few extraordinary small companies with the potential to grow much larger. Value--as determined by traditional measurements like price/earnings, price/cash flow and price/book value ratios, cross border comparisons, and the analysis of transactions within the target company's industry--is a primary consideration in the stock selection process.

     Founded in 1989, sub-advisor Bee & Associates, Inc., manages money for prestigious private clients including the Rockefeller Family Fund, Dartmouth College, and Pfizer. Chief Investment Officer Bruce Bee has been investing in international equities since 1980.

To Our Shareholders,

As of this report, we are changing the comparative index for the Fremont International Small Cap Fund. The existing index, the Salomon Brothers Extended Market Index of Europe and Pacific Countries (EMI-EPAC), will be replaced by the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Small Cap Index. This index more closely matches the holdings of the Fund. Both of these indices are presented in the graph below.

     For the six and twelve months ended October 31, 1998, the Fremont International Small Cap Fund declined 16.39% and 16.76%, respectively. This is compared with declines of 15.12% and 12.18% for the MSCI EAFE Small Cap Index, and declines of 10.15% and 0.87% for the Salomon Brothers Extended Market Index of Europe and Pacific Countries (EMI-EPAC) during these two periods.

     In second half fiscal 1998, global market turmoil sent international small cap investors to the exits. Sharp declines--often on little volume--indicated there were panicked sellers and few buyers to provide liquidity. Fundamentals didn't seem to matter. To wit, the overwhelming majority of our portfolio holdings met or exceeded our earnings growth estimates, yet finished the year lower.

     Our Asian investments (Hong Kong and Singapore) were hit particularly hard as Japan's problems created even more economic uncertainty in the region. Our European investments held up well until European markets followed the U.S. market lower in August-September. Switzerland and the U.S. were the portfolio's bright spots, with all three of our Swiss holdings gaining and one of the Fund's largest holdings, U.S.-based Physio-Control International, being acquired by Medtronics.

     In our semi-annual letter, we detailed our investment methodology. We told you we would build a concentrated portfolio of small companies with above average earnings growth rates, a high return on equity, and low price/earnings and price/book value ratios. We've done just that. At the

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                      10/31/98
                                                      --------
SALOMON BROTHERS EMI INDEX                             $10,423
FREMONT INTERNATIONAL SMALL CAP FUND                    $7,338
MSCI EAFE SMALL CAP INDEX                               $6,891

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/98

1 YEAR    3 YEARS   SINCE INCEPTION (6/30/94)
---------------------------------------------
-16.76%    -6.83%           -6.89%

ANNUAL RETURNS                 TOP TEN HOLDINGS

06/30/94-10/31/94*   -1.40%    Electronic Resources Ltd. ..............     7.7%
11/01/94-10/31/95    -7.96%    Technomatix Technologies Ltd. ..........     7.6%
11/01/95-10/31/96   +13.69%    The Selecta Group ......................     6.4%
11/01/96-10/31/97   -14.56%    Orbotech Ltd. ..........................     6.1%
11/01/97-10/31/98   -16.76%    PublicGroupe SA ........................     5.4%
                               Investec-Consultoria Internacional SA ..     5.2%
                               Hung Hing Printing Group ...............     4.8%
                               Nobel Biocare ..........................     4.6%
                               Stratec Holding AG .....................     4.6%
                               McBride PLC ............................     4.6%
                                       TOTAL ..........................    57.0%

*Unannualized (1) Assumes Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Salomon Brothers Extended Market Index or the Morgan Stanley Europe, Australia and Far East (MSCI EAFE) Small Cap Index.
--------------------------------------------------------------------------------

6  FREMONT MUTUAL FUNDS
close of this fiscal year, the portfolio held 20 stocks, had a projected one year average earnings growth rate of 25%, an average ROE of 29%, an average P/E of 10, and an average P/B of 2.25. In addition, it had a 2.26% yield, an unusual bonus for a small cap portfolio. At the close of this fiscal year, 60% of portfolio assets were invested in Europe, 12% in Asia, 14% in Israel, 4% in Canada, and 2% in the U.S. The remaining 8% was in cash.

     Let me give you an example of the kind of companies we own. Orbotech Ltd. is an Israeli manufacturer of optical inspection equipment used by printed circuit board makers. As circuits on boards have become smaller and the layers of boards have increased, manual inspection is no longer possible. Orbotech's equipment detects flaws in small circuits, saving money for circuit board producers. The company is the technological leader and has a 65% worldwide share in this business. Orbotech is actually benefiting from Asian currency devaluation and the shift of printed circuit board production to the Far East. We

--------------------------------------------------------------------------------
FREMONT INTERNATIONAL SMALL CAP FUND
GEOGRAPHIC DIVERSIFICATION AS OF 10.31.98
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

CANADA   3.8%
UNITED STATES  10.3%
EMERGING MARKETS OTHER   0.1%
EUROPE   59.5%
MIDDLE EAST   13.8%
PACIFIC RIM   12.5%

believe earnings will grow from the $2.50 per share reported in 1997 to $2.85 in 1998 and $3.30 in 1999. At the close of this reporting period, Orbotech had a return on equity in the high 20's, and was trading at just over 9 times our 1998 earnings projections and at less than 2 times book value. We met with management, like their growth strategies and believe they can effectively execute them. Why is the stock so cheap? Orbotech has been lumped in with the semi-conductor equipment manufacturers, a business that is much more cyclical and has been under a great deal more pressure recently. As Orbotech's earnings progress, we believe the stock will overcome its identity crisis, and move substantially higher.

     Looking ahead, we are encouraged by the global markets recovery in late October and believe that the international economic picture is brightening. However, we are not market forecasters and won't make any predictions. We will continue to opportunistically invest in small companies worldwide that we believe have big futures. Over the long term, we are confident our selective, research driven investment discipline will reward shareholders.

Sincerely,

/s/ Bruce B. Bee

Bruce B. Bee
Portfolio Manager

                                                         FREMONT MUTUAL FUNDS  7

--------------------------------------------------------------------------------
FREMONT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Henry Thornton
Portfolio Manager
Nicholas-Applegate Capital Management

[PHOTO]

Henry Thornton

------------
FUND PROFILE
------------

Fremont Emerging Markets Fund employs a bottom-up stock picking approach in building a diversified portfolio of emerging market companies. The Fund focuses on the stocks of companies with rapid, sustainable earnings growth trading at reasonable market valuations. Portfolio risk is further reduced by country diversification. Fund management establishes a country allocation policy and each regional investment team conducts rigorous fundamental research, including company visits, to select individual stocks within each market. Liquidity is also carefully monitored.

     Portfolio Manager Henry Thornton, Investment Director of International Group Nicholas-Applegate, is widely recognized as an expert in emerging market investing. Based in London, Henry draws on Nicholas-Applegate's experienced team of analysts in London, Hong Kong, Singapore, San Diego and Houston.

To Our Shareholders,

     For the six- and twelve-month periods ended October 31, 1998, the Fremont Emerging Markets Fund declined 38.96% and 37.59% compared to the Morgan Stanley Capital International Emerging Markets Free (MSCI-EMF) Index's 33.41% and 30.99% losses and the IFC Investable Index's 31.43%, and 28.97% fall.

     In second-half fiscal 1998, emerging market investors had no place to hide. Japan's recession and the falling yen aborted the recovery of Southeast Asian economies and stock markets. The collapse of the Russian ruble brought down European emerging markets. Commodity deflation and currency pressure jeopardized Latin American economies, sending markets plummeting.

     Are we witnessing the death of emerging market investing or death rattle of this severe bear market? If one believes the current economic problems of emerging market nations will result in large scale social and political unrest, or if we see rigid capital controls and a return to economic isolationism, the game may be over. If one believes, as we do, that many emerging market nations can dig themselves out of their current economic holes, we may be approaching a historic bottom for this asset class. This is not to say that emerging markets will recover quickly or uniformly. We are being cautious and selective in allocating assets to countries and individual securities. We will also be patient, waiting for the dust to clear and investors to regain confidence in these markets.

     Let's sift through the emerging market rubble starting in Asia. With Japan mired in recession, the Asian economic recovery will be slower than we had anticipated. How will it unfold? Thailand, the earliest and most severe casualty in the region, may serve as a model. Thailand now has both current account and capital account surpluses--exports exceed imports, and some investment capital is slowly flowing back in. Thai corporations are using these surpluses to repay foreign debt and re-establish international credibility. The cost of overnight money in Thailand has dropped from in excess of 20% to around 7%. Liquidity is returning to the system and the Thai economy is

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                       10/31/98
                                                       --------
FREMONT EMERGING MARKETS FUND                           $6,805
MSCI EMERGING MARKETS FREE                              $5,594

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/98

1 YEAR    2 YEARS   SINCE INCEPTION (6/24/96)
---------------------------------------------
-37.59%   -16.20%          -15.10%

ANNUAL RETURNS                 TOP TEN HOLDINGS

06/24/96-10/31/96*   -3.12%    Shinawatra Computer Public Co. Ltd. ....     5.5%
11/01/96-10/31/97   +12.55%    Telefonos de Mexico CL, ADR ............     4.4%
11/01/97-10/31/98   -37.59%    Hana Microelectronics Public Co. Ltd. ..     4.0%
                               Compal Electronics .....................     3.7%
                               Dar Al-Dawa Development
                                 and Investment .......................     3.7%
                               South Africa Breweries Ltd. ............     3.6%
                               Sasol Ltd. .............................     3.4%
                               Cheung Kong Infastructure
                                 Holding Ltd. .........................     3.1%
                               Corp. Interamericana de
                                 Entretenimiento SA ...................     3.0%
                               China Telecom Ltd. .....................     2.8%
                                         TOTAL ........................    37.2%

*Unannualized (1) Assumes initial of $10,000 on inception date, June 24, 1996. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the MSCI Emerging Markets Free Index.
--------------------------------------------------------------------------------

8  FREMONT MUTUAL FUNDS
showing signs of life. The stock market, which is generally a leading economic indicator, has rallied, increasing our confidence that the Thai economy is on the mend.

     Our investment in Shinawatra Computer demonstrates our faith in the Thai economy and our investment discipline. Shinawatra is a telecommunications holding company whose largest subsidiary, Advance, the nation's leading cellular telephone operator, also trades independently on the Thai market. Thailand's cellular penetration is low, demand remains relatively stable and should get stronger as the domestic economy recovers. Shinawatra's balance sheet is debt heavy, but comfortably covered by strong and stable cash flows. We might have bought Advance on its own fundamental merits. Instead, we bought the parent Shinawatra at a discount to Advance's market price and got some other attractive telecommunications assets for free. Shinawatra has survived Thailand's economic catastrophe. It should prosper in its recovery.

     Each   of  the   Asian   Tigers   has   sufficiently   different   economic
characteris-

--------------------------------------------------------------------------------
FREMONT EMERGING MARKETS FUND
GEOGRAPHIC DIVERSIFICATION AS OF 10/31/98
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

UNITED STATES ....................      19.6%
EMERGING MARKETS LATIN AMERICA ...      13.3%
EMERGING MARKETS OTHER ...........       8.8%
EMERGING MARKETS EUROPE ..........       8.2%
MIDDLE EAST ......................      11.7%
EMERGING MARKETS ASIA ............      31.8%
PACIFIC RIM ......................       6.6%

tics for me to generalize on the timing of a region-wide recovery. But two things are helping--the yen's recent strength and lower U.S. interest rates. The former may prove somewhat short-lived, but we believe the latter will keep a lid on the dollar and help stabilize currencies throughout the region, a critical first step toward economic recovery. When this recovery begins, we believe it will be led by the early cycle manufacturing and utilities companies that we favor in the portfolio.

     In European emerging markets, recovery will be dependent on the strength of the German economy. Although the collapse of the ruble sparked the sell-off in Eastern European markets, Germany, not Russia, is these nations' largest and most important trading partner. If the German economy can continue to grow at a respectable pace, its eastern neighbors' economies will also advance. Our defensive posture in Europe--utilities, pharmaceuticals and telecommunications stocks--helped somewhat over the last six months. Going forward, we may be a little more aggressive by buying some of the small beaten down manufacturers that will benefit most from an economic upturn.

     We are less optimistic about Latin American economies and stock markets. The U.S. is determined to preserve Latin American currencies. We will know soon enough whether they will succeed. However, Latin American economies are driven by commodities exports. With global commodity deflation, they will find it more difficult to sustain economic growth even if the U.S. helps protect currencies.

     In closing, while it may look like the end of the world for emerging market investing, we believe it is the end of a punishing bear market. It will take courage, but we believe it is time to begin taking advantage of some incredible fundamental bargains.

Sincerely,

/s/ Henry Thornton

Henry Thornton
Portfolio Manager

                                                         FREMONT MUTUAL FUNDS  9

--------------------------------------------------------------------------------
FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Robert E. Kern, Jr.
Portfolio Manager
Kern Capital Management LLC

[PHOTO]

Robert E. Kern, Jr.

------------
FUND PROFILE
------------

The U.S. micro-cap stock market is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth.

     The Fund's manager, Robert E. Kern, Jr., is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

To Our Shareholders,

For the six and twelve months ended October 31, 1998, the Fremont U.S. Micro-Cap Fund declined 26.92% and 23.45%, respectively, compared to the Russell 2000's 21.20% and 11.84% losses over the same time period.

     In mid-April, small company stocks hit an air pocket formed by a global economic crisis in confidence. Small and micro-cap stocks fell as investors initially flocked to large cap stocks and ultimately sought the shelter of U.S. Treasuries. The S&P 500's 26% peak-to-trough correction was modest in comparison to the Russell 2000's 37% slide from its April high to early October bottom.

     During the second half of fiscal 1998, we experienced price declines in all five of our portfolio sectors-- technology, health care, services, consumer, and special situations. Losers outpaced winners by a wide margin. Stocks that reported disappointing earnings were taken out and shot. In general, those that met our earnings expectations were only beaten up. That's what happens during severe market downturns. In a more normal market environment, we would expect earnings shortfalls to be punished. Conversely, we would anticipate rewards from portfolio holdings that met their earnings expectations. However, through much of this fiscal year, reporting good earnings gains was not good enough to propel stock prices.

     Our investment team's strategy during difficult periods in the stock market is to consolidate the number of portfolio holdings and focus on those that we believe will be among the first to attract investor interest when confidence improves. When the stock market rallied in October, this strategy again proved successful as the Fund's gain of 12.9% ranked it among the best performing micro-cap funds during October.

     We also altered our sector allocation. Technology now represents 29%, consumer stocks 19%, health care 10%, service companies 11%, and special situations 7%. That leaves 24% in cash, most of which came in from new shareholders and

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                      10/31/98
                                                      --------
FREMONT U.S. MICRO-CAP FUND                            $20,041
RUSSELL 2000 INDEX                                     $16,754

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/98

1 YEAR    3 YEARS   SINCE INCEPTION (6/30/94)
---------------------------------------------
-23.45%    11.73%           17.39%

ANNUAL RETURNS                     TOP TEN HOLDINGS

06/30/94-10/31/94*   +3.60%        Orckit Communications Ltd. ..........    4.9%
11/01/94-10/31/95   +38.68%        Cytyc Corp. .........................    4.0%
11/01/95-10/31/96   +41.46%        MDSI Mobile Data Solutions, Inc. ....    3.8%
11/01/96-10/31/97   +28.80%        Cinar Films, Inc. (Class B) .........    2.6%
11/01/97-10/31/98   -23.45%        New Era of Networks, Inc. ...........    2.6%
                                   IMPCO Technologies, Inc. ............    2.5%
                                   Micrel, Inc. ........................    2.4%
                                   TSI International Software Ltd. .....    2.3%
                                   Anaren Microwave, Inc. ..............    2.1%
                                   Quicksilver, Inc. ...................    1.8%
                                             TOTAL .....................   29.0%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.
--------------------------------------------------------------------------------

10  FREMONT MUTUAL FUNDS
additional contributions from existing shareholders in late October. We are pleased by the confidence shareholders have in our investment abilities and delighted to have this "dry powder" to build up existing positions and take advantage of evolving opportunities in the micro-cap stock market.

     Let me give you an example. MDSI Mobile Data Solutions, Inc., is the leading worldwide systems provider for automating mobile field service crews in the utilities and telecommunications industries. Utilizing wireless communications, the global positioning system (GPS), and low-cost portable computers, MDSI reports the location and progress of maintenance and repair crews to its client companies' central offices, thereby materially enhancing productivity and reducing cost. MDSI stumbled in its initial efforts to serve the taxi dispatch business, losing money on a large contract with a London taxi company. However, its utilities, telecommunications, and cable television markets are thriving, as shown by a 31% increase in revenues, 53% rise in earnings, and

--------------------------------------------------------------------------------
FREMONT U.S. MICRO-CAP FUND
MARKET CAPITALIZATION AS OF 10/31/98
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

$750M - 1,000M (1.7%)
$500M - 749M (11.3%)
$250M - 499M (21.3%)
$100M - 249M (31.6%)
LESS THAN $100M (34.1%)

35% increase in backlog during the third quarter of 1998.

     On October 26, 1998, MDSI announced a joint marketing venture with the Vantive Corporation, a leader in the front office enterprise software business. MDSI will be the "Mr. Outside"--relaying information from the field--to Vantive's "Mr. Inside"--correlating field service data and adjusting manpower and scheduling. We think the synergy in these two leading companies' services will increase market penetration for both and help further energize MDSI's earnings growth. We have been patient long-term investors and think our patience will soon be rewarded.

     After posting a +152.7% total return over the prior three fiscal years, the Fund took a step back in fiscal 1998 and experienced a decline of 23.4%. Recently, smaller company stocks rebounded strongly from an extreme oversold level. Whether this represents a major market turn or merely a rally is uncertain. However, we are secure in our belief that the Fund portfolio contains many leading innovative companies, which will reward investors in the future.

Sincerely,

/s/ Robert E. Kern, Jr.

Robert E. Kern, Jr.
Portfolio Manager

                                                        FREMONT MUTUAL FUNDS  11

--------------------------------------------------------------------------------
FREMONT U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

David G. Kern, CFA
Portfolio Manager
Kern Capital Management LLC

[PHOTO]

David G. Kern, CFA

------------
FUND PROFILE
------------

U.S. small cap stocks offer tremendous opportunity to professional investors dedicated to hands on fundamental research. Through rigorous fundamental analysis, including visits with corporate managements, their suppliers, customers and competitors, Fund management strives to identify small relatively unknown companies with the potential to become larger and more successful over time.

     Research is concentrated in industries with the greatest level of innovation such as technology, health care, consumer products, and services. The research process focuses on answering three basic questions: how attractive is the business; how strong is management; and how much is the company worth?

     Portfolio Manager David G. Kern, CFA, is a principal of Kern Capital Management LLC, a firm dedicated to small and micro-cap company research and portfolio management.

To Our Shareholders,

For the six and twelve months ended October 31, 1998, the Fremont U.S. Small Cap Fund declined 18.85% and 7.29%, versus the Russell 2000 Index's 21.20% and 11.84% losses over the same time periods.

     We are pleased to have outperformed the Russell 2000 Index during a rising small cap market in first-half fiscal 1998, and during a falling market through most of the second half. We credit this success to our stock picking--investing in truly innovative companies in the technology, health care, consumer, and services industries.

     In late summer, as investors worried about a potential bear market for the Dow and S&P 500, small cap stocks were already experiencing one. The Russell 2000 lost 37% of its value from its April high to early October bottom--a bear market by anyone's definition. Selling extended to virtually all industry groups and even companies with excellent track records were being dumped. Many fine companies in our portfolio sold off as small cap investors rushed to the exits.

     While bear markets are painful, they give portfolio managers the opportunity to upgrade the quality of their holdings by selling some holdings and building up positions in those companies in which they have the greatest degree of confidence. In the midst of this year's small cap stock bear market, we believed it was critical to focus the portfolio in those stocks we believed would lead the market recovery. We trimmed the portfolio from 48 to 39 stocks and adjusted our sector weightings. Judging from the Fund's October performance--up 11.29% compared to the Russell 2000's 5.22% gain--our strategy has paid off. A secondary benefit is that we booked sufficient losses so that we will be reporting no capital gains in fiscal 1998--something we think our shareholders will appreciate.

     Let's detail several of the portfolio holdings that helped the Fund rally so strongly in October and we believe can continue to perform well. The senior citizen assisted living group sold off as investors worried that the shutdown of the capital markets would limit financing options and restrain growth. We bought industry leader Sunrise Assisted Living after analyzing the company's cash flow

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                       10/31/98
                                                       --------
FREMONT U.S. SMALL CAP FUND                             $8,895
RUSSELL 2000 INDEX                                      $8,515

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/98

1 YEAR    SINCE INCEPTION (9/24/97)
-----------------------------------
-7.29%             -10.09%

ANNUAL RETURNS                  TOP TEN HOLDINGS

09/24/97-10/31/97*   -4.06%     Metzler Group, Inc. ...................     6.8%
11/01/97-10/31/98    -7.29%     Orthodontic Centers of America, Inc. ..     5.1%
                                Cytyc Corp. ...........................     4.6%
                                TeleTech Holdings, Inc. ...............     4.5%
                                New Era of Networks, Inc. .............     4.5%
                                Nova Corp. ............................     4.2%
                                Cinar Films, Inc. (Class B) ...........     4.1%
                                Foodmaker, Inc. .......................     3.7%
                                Orckit Communications Ltd. ............     3.3%
                                Crown Castle International Corp. ......     3.1%
                                          TOTAL .......................    43.9%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, September 24, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.
--------------------------------------------------------------------------------

12  FREMONT MUTUAL FUNDS
and determining it could finance growth internally.

     Assisted living communities serve senior citizens who can no longer live independently, but do not need the kind of comprehensive care provided by nursing homes. With the aging of America, this is a great growth business. Sunrise operates 74 assisted living communities in 13 states and has another 56 communities in various stages of development. It is in the process of acquiring a competitor with 39 facilities in 10 states and another 18 in development. Sunrise is a financially strong, superbly managed company well positioned in a terrific growth business--in short, exactly the kind of company we look for. Sunrise stock is up smartly from our entry point, but is still reasonably priced for a company that we estimate can grow earnings well in excess of our 20-25% hurdle rate.

     The internet is the wave of the future. But, at this stage, it is difficult to separate tomorrow's big winners from the many highly touted companies that will ultimately fail. It reminds us of the personal computer manufacturing business in its infancy.

--------------------------------------------------------------------------------
FREMONT U.S. SMALL CAP FUND
MARKET CAPITALIZATION AS OF 10/31/98
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

$100m - 249m (6.5%)
less than $100m (5.7%)
$1,500m - 2,999m (6.7%)
$1,000m - 1,499m (15.3%)
$750m - 999m (11.5%)
$500m - 749m (40.0%)
$250m - 499m (14.3%)

You knew PCs would make it big, but if you would have bought the stocks of all the manufacturers--all those that eventually failed in addition to the ultimate winners like Compaq and Dell--you probably would have lost money. However, if you would have bought Microsoft, the clear industry leader in providing operating systems and software for all the PC manufacturers, you would have made a fortune.

     Today, there are lots of promising internet commerce companies to chose from. However, it is hard to predict which internet sites/companies will have long-term staying power. Yet, valuations infer they will all succeed. We are searching for tomorrow's Microsoft, i.e., technologies and/or companies that will serve all internet companies. Internet commerce depends on security platforms that provide customer authentication, privacy and transaction validation. Verisign allows companies to outsource this critical capability and Entrust provides the tools that enable companies to build this capability internally. We know not all internet companies will succeed in what promises to be a highly competitive business. We are confident companies like Verisign and Entrust, that will provide security for existing and future participants in the industry, will benefit from what will become an enormous internet commerce market.

     In closing, we are encouraged by the small cap stock market's strong October rally. But, one month does not a reversal in trend make. While we are cautious regarding worldwide economic and market trends, we are confident we have built a portfolio of great small companies that will become much larger and more successful.

Sincerely,

/s/ David G. Kern

David G. Kern, CFA
Portfolio Manager

                                                         FREMONT MUTUAL FUNDS 13

--------------------------------------------------------------------------------
FREMONT SELECT FUND
--------------------------------------------------------------------------------

John B. Kosecoff, Debra McNeill, CFA,
& Jeffrey J. Embersits
Portfolio Co-Managers
Fremont Investment Advisors, Inc.

[PHOTO]

John B. Kosecoff

------------
FUND PROFILE
------------

The Fremont Select Fund seeks long-term capital appreciation by investing primarily in stocks of established medium-sized growth companies. Under normal market conditions, the Fund expects to hold no more than 30 stocks representing at least 80% of its total assets.

     Great growth companies trading at opportunistic prices are rare finds. Through intensive fundamental research and disciplined stock picking, Fremont Select Fund managers strive to build and maintain a concentrated portfolio of these investment gems. Due to its stock specific, concentrated portfolio approach, the Fund's day-to-day volatility may exceed the market averages. However, fund management believes that selective investment in sound growth companies will reward investors with superior long-term returns.

To our Shareholders,

For the six months ended October 31, 1998, the Fremont Select Fund declined 22.82% compared to the Russell Mid-Cap Index's 10.61% loss. From inception on December 31, 1997, through October 31, 1998, the Fremont Select Fund declined 19.94%, compared to a 0.70% loss for the benchmark index.

     Today's market psychology is in sharp contrast to a year ago, when investment pundits had a "Goldilocks" global outlook and Federal Reserve Chairman Alan Greenspan's foremost concern was that an overheated U.S. economy might stir up inflation. In October 1997, the Asian Flu was just a cough and we were celebrating Russia's new market economy. By April, the severity of Asia's economic problems, the near collapse of the Russian financial structure, commodities deflation, and a slowing U.S. economy dramatically altered the investment landscape and small and mid-cap stocks began to slide. The S&P 500 held up well because of large cap stock liquidity, the strong performance of a small handful of market favorites, and the influence of defensive groups like utilities and telecommunications stocks. Small and mid-cap growth stocks hit their worst skid in August as highly leveraged hedge funds unraveled.

     The Select Fund's concentrated portfolio sustained damage in four areas. Early in the year, our energy services holdings fell as oil prices declined to 12-year lows. In mid-year, portfolio holdings in cyclical groups (aerospace and packaging) and interest rate sensitive industries (real estate and auto insurance) sold off as investors began anticipating an economic slowdown. Finally, two of our consolidation plays (companies growing through acquisition), were slammed as they experienced difficulty digesting several recent acquisitions. On the plus side, our health care investments posted good gains, our financial services positions held up relatively well, and we benefited from the takeover of two of our portfolio holdings.

     During this challenging period for mid-cap growth stocks, we have put each of our portfolio holdings back under the research microscope and met again with corporate manage-

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                       10/31/98
                                                       --------
RUSSELL MID-CAP INDEX                                   $9,930
FREMONT SELECT FUND                                     $8,006

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/98

SINCE INCEPTION (12/31/97)
--------------------------
        -19.94%*

ANNUAL RETURNS                     TOP TEN HOLDINGS

12/31/97-10/31/98*  -19.94%        Xilinx, Inc. ........................    8.4%
                                   Ligand Pharmaceuticals ..............    8.0%
                                   Equifax, Inc. .......................    6.6%
                                   Meridith Corp. ......................    4.9%
                                   Consolidated Stores Corp. ...........    4.8%
                                   Mercury General Corp. ...............    4.7%
                                   Biogen, Inc. ........................    4.5%
                                   NCR Corp. ...........................    3.5%
                                   CMAC Investment Corp. ...............    3.2%
                                   Weatherford International, Inc. .....    3.2%
                                             TOTAL .....................   51.8%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, December 31, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell Mid-Cap Index or the S&P 500 Index.
--------------------------------------------------------------------------------

14  FREMONT MUTUAL FUNDS
ments. We are pleased to report that the overwhelming majority of portfolio companies are meeting our strategic and operating expectations. Although the market may not yet recognize their merits, we are confident these stocks will be appraised more adequately in the future. Several are suffering what we believe to be temporary problems, and we have added to our positions at what we believe to be truly opportunistic prices. Those few companies that appear to have lost their way, have been eliminated from the portfolio.

     We can't predict when mid-cap growth stocks will attract a larger and more appreciative audience. We may have to see the market leaders--a handful of mega-cap market darlings that have been responsible to a big percentage of the market's gains--fall from favor before investors gravitate to what we can quantify as much better bargains in the mid-cap sector and our portfolio.

     To demonstrate our investment discipline, let's discuss Consolidated Stores, a stock that is well down from our original purchase price. Consolidated Stores is one of our consolida-

--------------------------------------------------------------------------------
FREMONT SELECT FUND
SECTOR DIVERSIFICATION AS OF 10/31/98
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

TECHNOLOGY (17.4%)
SHORT-TERM SECURITIES (17.4%)
OTHER (8.9%)
CONSUMER SERVICES (7.5%)
BUSINESS EQUIPMENT AND SERVICES (9.1%)
ENERGY (10.0%)
FINANCIAL SERVICES (12.9%)
HEALTH CARE (16.8%)

tion plays. Over the 32 years its been in business, Consolidated has done a terrific job consolidating the "close-out" merchandise industry--buying other retailers' close-out merchandise for pennies on the dollar, marking it up, and selling to consumers at prices well under comparable merchandise at mass merchants like Wal-Mart and K-mart.

     Close-out retailing is a great business, with 50% margins--two to three times higher than traditional discounters. In 1996, Consolidated doubled its size with the acquisition of KB Toys and McFrugals, its largest competitor. Consolidated's acquisition record has been impressive and they now dominate the business with 2,300 stores nationwide. They have had a difficult time digesting these most recent acquisitions, but we believe that they will turn the corner within three months.

     We are forecasting 20% or better earnings growth over the next two years, with earnings growth rates slowing to a more than respectable low to mid-teens thereafter. Although the stock has bounced from its recent lows, it is still trading at just 11 times our 1999 earnings estimate of $1.85 per share--approximately half the S&P 500's multiple. If Consolidated meets our earnings expectations, we think the stock will move significantly higher.

     In closing, it's been a difficult year for mid-cap stocks, and all the more so for our concentrated Select Fund portfolio. We are sticking to our investment philosophy of long-term capital appreciation by buying superior growth companies at out-of-favor prices. And, we are keeping to our research discipline of tire kicking and making sure the fundamental numbers add up. We trust this tried and true method will more adequately reward shareholders in the year ahead.

Sincerely,

/s/ John Kosecoff     /s/ Debra McNeill

/s/ Jeffrey J. Embersits

John Kosecoff, Debra McNeill
& Jeffrey J. Embersits
Portfolio Co-Managers

                                                        FREMONT MUTUAL FUNDS  15

--------------------------------------------------------------------------------
FREMONT GROWTH FUND
--------------------------------------------------------------------------------

W. Kent Copa, CFA,  Debra McNeill, CFA & Peter Landini
Portfolio Co-Managers
Fremont Investment Advisors, Inc.

[PHOTO]

W. Kent Copa, CFA

------------
FUND PROFILE
------------

The Fremont Growth Fund invests principally in large capitalization U.S. stocks. The goal is to outperform the Standard & Poor's 500 and the average of its large cap growth stock fund peer group.

     Superior earnings growth generally translates into superior stock performance. However, stocks with excellent earnings records often trade at high valuations and unanticipated earnings disappointments can result in sharp declines. In short, reward potential is accompanied by a somewhat higher level of risk. With the help of quantitative analysis, the portfolio management team seeks to identify stocks with superior earnings growth prospects trading at more reasonable valuations. The goal is to build a diversified portfolio with favorable risk/reward characteristics.

     Portfolio Co-Managers Ken Copa, Debra McNeill and Peter Landini have a combined 33 years of professional investment experience.

To Our Shareholders,

For the six-month period ended October 31, 1998, the Fremont Growth Fund declined 8.52% compared to the Standard & Poor's 500 Index's 0.41% and the Lipper Growth Fund Average's 6.59% losses. For the twelve-month period ended on the same date, the Fund gained 7.30% compared to the S&P 500's 21.99% and the Lipper Growth Fund Average's 9.61% returns.

     In fiscal 1998, the Fund's overweighting in traditional value sectors restrained returns relative to the S&P 500 and its peer group benchmark. Our energy holdings were hit hard early in the year as oil prices plummeted to 12-year lows. Several bank stock positions, which had performed well in the first half, were chopped in half in late summer, as international economic turmoil resulted in unanticipated trading losses and disappointing earnings. Electric utilities stocks held up reasonably well during the recent market correction, but underperformed for the year. Our holdings in the telecommunication, auto, and business equipment sectors performed quite well.

     Our value posture was in response to traditional growth stocks' historically high valuations. High growth stock valuations got even higher during the market's rise in first half 1998, and uncharacteristically, growth stocks outperformed value stocks during the market's sharp summer correction in the second half as well. In hindsight, value was simply not the place to be, as is evidenced by the almost unprecedented twelve-month performance differential between the S&P 500/Barra Growth Index (+ 31.8%) and its Value Index counterpart (+11.7%).

     At Fremont, we strive to make good things better. With the help of Donald Farrar, one of the pioneers and leading developers of investment systems, we have adjusted our stock selection model. The process is designed to isolate stocks with favorable earnings trends, rising consensus earnings expectations, and low valuations based on current stock price relative to future income and earnings growth. The portfolio turnover rate is expected to be well below the industry average, reducing capital gains tax obligations for shareholders.

     The enhanced strategy,  which we integrated at the beginning of August,

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                      10/31/98
                                                      --------
S&P 500 INDEX                                          $30,243
FREMONT GROWTH FUND                                    $25,384

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/98

1 YEAR    5 YEARS   SINCE INCEPTION (8/14/92)
---------------------------------------------
 7.30%     17.15%            16.18%

ANNUAL RETURNS                     TOP TEN HOLDINGS

08/14/92-10/31/92*   +2.00%        Ford Motor Co. .......................   3.1%
11/01/92-10/31/93   +12.80%        General Electric .....................   2.7%
11/01/93-10/31/94    +1.72%        Microsoft Corp. ......................   2.7%
11/01/94-10/31/95   +28.12%        Philip Morris Cos. Inc. ..............   2.0%
11/01/95-10/31/96   +22.06%        AT&T Corp. ...........................   1.8%
11/01/96-10/31/97   +29.26%        Exxon Corp. ..........................   1.7%
11/01/97-10/31/98    +7.30%        Pfizer, Inc. .........................   1.6%
                                   Wal-Mart Stores, Inc. ................   1.6%
                                   Merck & Co. ..........................   1.5%
                                   Intel Corp. ..........................   1.5%
                                             TOTAL ......................  20.2%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, August 14, 1992. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.
--------------------------------------------------------------------------------

16  FREMONT MUTUAL FUNDS
has refined the portfolio's core growth focus. Recent statistics show a portfolio with an average 5-year annual projected earnings growth rate of 16.5% versus the S&P 500's 13.7%, and an average price/earnings ratio of 19.2 compared to the S&P's 25.6. Stocks currently favored are in the telecommunications, healthcare, computer software, and discount retailing sectors.

     Let  us  give  you  two   examples.   The  pending   merger  of  AT&T  with
TeleCommunications Inc., and joint venture with British Telecom will give it a strong foothold in virtually every telecommunications business. Following the TCI merger, the new AT&T will be able to provide approximately one-third of all U.S. homes with long distance, high speed internet access, and home entertainment services--all in one attractive package. AT&T is also in talks with Time Warner, another cable television giant, about a joint venture that would allow AT&T to provide the same kind of bundled services to their cable customers. In addition, AT&T's 50/50 international telecommunications services joint venture with British Telecom should help it make further inroads overseas. Fore-

--------------------------------------------------------------------------------
FREMONT GROWTH FUND
SECTOR DIVERSIFICATION AS OF 10/31/98
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

TECHNOLOGY (15.5%)
SHORT-TERM SECURITIES (15.7%)
(OF THIS, 16.0% IS INVESTED IN
S&P 500 FUTURES CONTRACTS)
OTHER (27.2%)
RETAIL (5.5%)
HEALTH CARE (10.1%)
UTILITIES (11.9%)
FINANCIAL SERVICES (14.1%)

casts indicate about a 10% annual earnings growth rate for AT&T over the next several years. Positive free cash flow and $7 billion in cash provide AT&T with ample resources to grow earnings per share via opportunistic acquisitions and share repurchase. If everything comes together for AT&T, we think the consensus forecasts will prove conservative.

     Until relatively recently, Wal-Mart has been in Wall Street's doghouse, primarily because management disappointed investors with its first negative quarterly earnings comparison for its landmark 100th quarter. Since the disappointing quarter, earnings have grown at an average of 16.6%. We think Wal-Mart can increase earnings by 15 to 18% annually over the next five years. With the economy slowing, we think discount retailers will do particularly well in the year ahead as economic uncertainty creates more price-sensitive shoppers. That may be one of the reasons analysts have been increasing their earnings estimates for Wal-Mart. In addition, Wal-Mart is now introducing smaller, 40,000 square foot "neighborhood" stores, which bring its legendary merchandising skills from out on the highway right into town centers. Presently, they have three test "neighborhood" stores. If the format works as well as management anticipates, the new format should help sustain Wal-Mart's high earnings growth rate.

     In closing, value trailed growth in fiscal 1998 and the Fund's value bias hampered returns relative to its benchmarks. Looking forward, our strategy modifications have enhanced our focus on core growth at a reasonable price. Our research shows it can help us meet our objectives of superior risk-adjusted long-term performance.

Sincerely,

/s/ Ken Copa        /s/ Debra McNeill

/s/ Peter Landini

W. Kent Copa, Debra McNeill,
& Peter Landini
Portfolio Co-Managers

                                                         FREMONT MUTUAL FUNDS 17

--------------------------------------------------------------------------------
FREMONT REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

John Kramer and Paul Gray
Portfolio Co-Managers
Kensington Investment Group

[PHOTO]

John Kramer

------------
FUND PROFILE
------------

The commercial real estate industry is in the early stages of a major transformation. Privately held real estate empires are being replaced by financially strong, well-managed, publicly traded companies, that buy, sell and manage commercial property throughout the U.S. In the process, stock market investors are being given an unprecedented opportunity to participate in an industry that has generated enormous wealth.

     Portfolio Co-Managers John Kramer and Paul Gray monitor macro-economic trends, supply/demand dynamics and industry fundamentals in allocating assets to real estate securities (primarily Real Estate Investment Trusts or REITs) in different commercial sectors including office, apartment, retail, hotel and industrial.

     Individual securities selection is based on the analysis of corporate managements' acquisition, development and operating records; earnings and dividend growth potential; and valuation relative to other publicly traded real estate companies.

To our Shareholders.

     For the six-month period ended October 31, 1998, the Fremont Real Estate Securities Fund declined 18.28%, compared to the National Association of Real Estate Investment Trusts(R) (NAREIT) Composite Index's 14.75% loss. From inception on December 31, 1997, through October 31, 1998, the Fund declined 18.78% versus the benchmark index's 17.80% loss. The Fund's modest underperformance relative to its benchmark over these time periods resulted largely from our concentration in smaller capitalization REITs which lagged larger real estate companies and the index during the last several months of fiscal 1998.

     In response to global economic uncertainty, investors have been running away from risk--real and imagined. Increased commercial construction activity is perceived to have added substantial risk to real estate investing. Like generals fighting the last war, investors have looked back to the late 1980's--a period in which overbuilding resulted in high vacancy rates, and rapidly falling cash flows and property values--and retreated from real estate securities.

     In our opinion, it is very different this time around. In the late 1980's, flush with easy bank credit, most commercial real estate sectors became severely overbuilt. New construction as a percentage of inventory reached double-digit levels. The cranes didn't start coming down until a substantial glut had already developed. In 1997-98, new construction as a percentage of inventory was only about 2%. With 90% plus occupancy rates, this is a prudent level of new development. Credit markets have gone through a severe tightening in recent months. New construction has virtually ceased, substantially diminishing the risk of any excess capacity developing over the next several years. Considering the fact that bankruptcy is about the only way to get out of paying a commercial real estate lease, barring a rather severe recession, real estate company cash flows, dividends, and

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                       10/31/98
                                                       --------
NAREIT COMPOSITE INDEX                                  $8,220
FREMONT REAL ESTATE SECURITIES FUND                     $8,122

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/98

SINCE INCEPTION (12/31/97)
--------------------------
        -18.78%*

ANNUAL RETURNS                   TOP TEN HOLDINGS

12/31/97-10/31/98*  -18.78%      Malan Realty Investors, Inc. .........     4.3%
                                 Glimcher Realty Trust ................     4.2%
                                 Pacific Gulf Properties, Inc. ........     4.1%
                                 Lexford Residential Trust ............     4.1%
                                 Prentiss Properties Trust ............     4.0%
                                 American Industrial Properties REIT ..     4.0%
                                 Highwoods Properties Co. .............     3.2%
                                 IRT Property Co. .....................     3.0%
                                 Kranzco Realty Trust .................     3.0%
                                 Wellsford Real Properties, Inc. ......     3.0%
                                           TOTAL ......................    36.9%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, December 31, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the National Association of Real Estate Investments Trusts(R) (NAREIT) Composite Index.
--------------------------------------------------------------------------------

18  FREMONT MUTUAL FUNDS
property values would appear quite secure. Nevertheless, today you can buy the stocks of high quality commercial real estate companies for about 20% less than they were selling for eight months ago.

     Real estate stocks are now historically cheap relative to almost any benchmark. The dividend yield relative to 10-year Treasury Bonds is at its highest since 1991. Dividends as a percentage of cash flow is as low as it has been for ten years, indicating current dividend payments are quite secure. Cash flow yield (cash flow/stock price) is well below historic standards. Finally, quality real estate companies are selling at 10-20% discounts to break up value, as opposed to the traditional premium. If there were more liquidity in the system, today's low prices would probably spawn a substantial wave of acquisitions and leveraged buyouts.

     Let us give  you an  example  of one of the  securities  in our  portfolio.
Highwoods is a REIT with high  quality,  primarily  suburban  office  proper-

--------------------------------------------------------------------------------
FREMONT REAL ESTATE SECURITIES FUND
SECTOR DIVERSIFICATION AS OF 10/31/98
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

REIT (OFFICE) (16.3%)
SHORT-TERM SECURITIES (15.0%)
REIT (OTHER) (16.1%)
NON-REIT (DIVERSIFIED) (3.0%)
REIT (HOTELS) (6.1%)
REIT (REGIONAL MALLS) (6.2%)
REIT (DIVERSIFIED) (11.0%)
REIT (APARTMENTS) (12.2%)
REIT (COMMUNITY CENTERS) (14.1%)

ties throughout the Southeast. Occupancy rates are high and cash flow is robust. The stock yields about 8%--about 3.5% above 10-year Treasuries. The dividend payout is only about 75% of cash flow, indicating the dividend is quite secure. Highwoods stock is trading at just 8.5 times calendar 1998 earnings and 7.6 times our 1999 earnings forecast. We are projecting an annual earnings growth rate of 10-12%, pretty good for a REIT. We suggest a secure 8% yield from a stock capable of double digit earnings growth and trading at only about one-third of the market multiple is a legitimate bargain.

     Real estate securities are cheap. This doesn't mean they can't get cheaper. Undervalued securities can become more undervalued during periods when investor perception defies fundamental logic. However, we believe as we look back 12-18 months from now, this will have been an excellent time to invest in real estate securities and/or real estate securities funds.

     In closing, real estate securities have suffered in what has become a risk averse world. We think the commercial real estate industry is in very good shape today and has avoided the mistakes that have raised investor concerns. Going forward, as investors realize their perceptions have not been consistent with the realities in the industry, we expect good returns.

Sincerely,

/s/ John Kramer     /s/ Paul Gray

John Kramer and Paul Gray
Portfolio Co-Managers

                                                        FREMONT MUTUAL FUNDS  19

--------------------------------------------------------------------------------
FREMONT BOND FUND
--------------------------------------------------------------------------------

Bill Gross
Portfolio Manager
Founder & Managing Director
Pacific Investment Management
Company (PIMCO)

[PHOTO]

Bill Gross

------------
FUND PROFILE
------------

The Fremont Bond Fund invests in high quality corporate, mortgage-backed, hedged international, and government bonds. The Fund's goal is to consistently provide attractive risk-adjusted returns relative to the broad fixed-income market.

     The Fund's investment philosophy embodies three key principles. First, portfolio strategy is driven by longer-term trends in interest rates. Three- to five-year economic, demographic, and political forecasts are updated annually to identify the long-term interest rate trend. Second, consistent performance is achieved by avoiding extreme swings in portfolio maturity/duration.

     Finally, emphasis is placed on adding value through the analysis of traditional variables such as sector, coupon, and quality. Portfolio Manager Bill Gross, Founder and Managing Director of Pacific Investment Management
Company (PIMCO), has 26 years of professional fixed-income investment experience. In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages over $148 billion in fixed income investments for institutional clients.

To Our Shareholders

For the six-month period ended October 31, 1998, the Fremont Bond Fund returned 6.86%, compared to a 5.55% return for the Lehman Brothers Aggregate Bond Index, an outperformance of 131 basis points (1.31%). For the year ended October 31, 1998, the Fremont Bond Fund posted strong gains. The Fund's performance exceeded the benchmark by 97 basis points (0.97%), returning 10.31% versus 9.34% for the Lehman Brothers Aggregate Index.

     The Fund's strong returns were achieved through a variety of portfolio strategies. First, the bond market provided an attractive environment during the last twelve months as interest rates declined by approximately 1.24%. This decline benefited the Fundperformance as we maintained a long average maturity in the portfolio, which reaped positive price gains as rates moved lower. Overall, sector strategies implemented during the year also enhanced the Fund's returns. The Treasury sector was one of the best performing bond market sectors as investors sought the safety of U.S. government bonds. As a result, our underweighting of Treasuries detracted from the Fund's relative returns. The mortgage sector posted weak returns during the fiscal year as a surge in mortgage prepayments led to lower returns. Throughout the year we maintained an emphasis in the mortgage sector which detracted from the Fund's returns.
Corporate bonds performed poorly due to investor worries about declining profits. The Fund's allocation to corporate bonds was limited--which served to enhance returns versus the Lehman Brothers Aggregate Bond Index. Lastly, the Fund's modest allocation to non-U.S. bonds, including a small position in emerging markets, detracted somewhat from returns. Emerging market issues suffered during the year but gained back some of their losses at fiscal year-end. Offsetting some of these losses, however, was an exposure to Australia and New Zealand which performed well during the year.

Market Outlook

There is widespread evidence that the financial market uncertainty which began in Asia over a year ago has now

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                      10/31/98
                                                      --------
FREMONT BOND FUND                                      $15,303
LEHMAN BROS. AGGREGATE BOND INDEX                      $14,740

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/98

1 YEAR    5 YEARS   SINCE INCEPTION (4/30/93)
---------------------------------------------
10.31%     7.80%             8.04%

ANNUAL RETURNS                   TOP TEN HOLDINGS

04/30/93-10/31/93*   +5.15%      5-yr. U.S. Treasury Bond Futures,
11/01/93-10/31/94    -4.42%        325 contracts, Exp. Dec. '98 .......    16.2%
11/01/94-10/31/95   +16.49%      30-yr. U.S. Treasury Note Futures,
11/01/95-10/31/96    +8.18%        177 contracts, Exp. Dec. '98 .......     9.9%
11/01/96-10/31/97    +9.54%      10-yr. U.S. Treasury Note Futures,
11/01/97-10/31/98   +10.31%        168 contracts, Exp. Dec '98 ........     8.8%
                                 FNMA CMO, 8.000%, 01/25/22 ...........     7.0%
                                 FNMA TBA, 6.000%, 01/14/29 ...........     6.4%
                                 FNMA MTN, 6.200%, 08/12/08 ...........     4.5%
                                 Residential Funding Mtg. Sec I 1997 ..     4.4%
                                 EuroDollar Futures,
                                   13 Contracts, Exp. Sept. 2001 ......     4.1%
                                 EuroDollar Futures,
                                   13 Contracts, Exp. Dec. 2001 .......     4.1%
                                 EuroDollar Futures,
                                   13 Contracts, Exp. March 2002 ......     4.1%
                                           TOTAL ......................    69.5%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, April 30, 1993. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index.
--------------------------------------------------------------------------------

20  FREMONT MUTUAL FUNDS
spread to the United States. Economic growth will slow sharply as global uncertainty will continue to affect U.S. capital markets, where corporate borrowing rates have already widened substantially relative to Treasuries. Many countries have chosen to pursue tight interest rate policies, either to defend weak currencies or, in the case of Europe, as a prelude to EMU. Such policies will reduce demand and slow growth worldwide. Lower Treasury yields will not buttress corporate profits if they continue to be offset by wider borrowing spreads. Earnings will continue to be constrained by heightened competition, which prevents companies from raising prices. Investment spending will slow as reduced corporate profits and lower capacity utilization provide less reason to invest.

     To be sure, the consumer continues to have ready access to credit and is enjoying the benefit of extra cash from home refinancings. These underlying strengths will not, however, withstand the negative effects of shrinking corporate profits and declining employment. Consumer

--------------------------------------------------------------------------------
FREMONT BOND FUND
PORTFOLIO CREDIT QUALITY AS OF 10/31/98
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

BBB       5%
BB        7%
A         9%
AAA      79%

spending, which has driven recent growth in the U.S. economy, will slow as higher unemployment and potential stock market declines weaken confidence. These blows to confidence will be only partially offset by further Federal Reserve rate cuts. Inflation will be held in check as weak domestic demand in countries outside the U.S. forces them to boost exports, which will increase competitive pressures on U.S. companies and prevent them from raising prices.

     Given a slowing economy, we expect lower rates. To benefit from this decline in rates, we will continue to manage the portfolio with a relatively long average maturity. Our sector strategy for the near term is cautious. It calls for a concentration of mortgages as a prudent way to enhance yield. We will maintain a small allocation to the investment-grade corporate sector as earnings disappointments and market uncertainty keep yield premiums over Treasuries high. We will retain select holdings of below-investment-grade corporate bonds in non-cyclical industries which are better able to withstand an economic downturn. Until global economic turmoil subsides, we will maintain only a small allocation to currency-hedged non-U.S. markets and hold small positions in higher-quality emerging market debt.

     We thank you for your continued support and trust you have placed in us. As always, we will continue to work hard to meet your investment needs.

Sincerely,

/s/ William H. Gross

Bill Gross
Portfolio Manager

                                                        FREMONG MUTUAL FUNDS  21

--------------------------------------------------------------------------------
FREMONT MONEY MARKET FUND
--------------------------------------------------------------------------------

Norman Gee
Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO]

Norman Gee

------------
FUND PROFILE
------------

Fremont Money Market Fund invests primarily in high quality short-term debt securities (commercial paper) issued by U.S. corporations and U.S. subsidiaries of foreign corporations. The Fund will also take small positions in other investment-grade short-term debt instruments such as Yankee CDs (dollar-denominated certificates of deposit in foreign banks).

     Portfolio Manager Norman Gee strives to add value through price-sensitive trading and by identifying undervalued high quality money market securities. He will also make conservative adjustments to the portfolio's average maturity relative to the market in attempting to enhance total portfolio yield.

To Our Shareholders,

For the six and twelve months ended October 31, 1998, the Fremont Money Market Fund returned 2.69% and 5.45% compared to the IBC Money Market First Tier Taxable Average's 2.41% and 4.96%, respectively. The Fremont Money Market Fund once again finished in the top ten percent of comparable funds in the IBC money market fund universe.

     We are accustomed to being one of the best money market funds in the business. With stock markets collapsing worldwide in August-September, 1998, we briefly got to be one of the best performing funds in the entire mutual fund industry. Although it lasted just a few months, it was quite a treat for me and the other money fund managers who have been the Rodney Dangerfields of the business throughout this historic bull market. In the future, we may get more respect as investors are periodically reminded of the important role money market funds play in a diversified investment program.

     In our Semi-Annual Report published in May 1998, I predicted the Federal Reserve would continue to sit on its hands for the balance of the year. This forecast was based on what I saw happening in the American economy. I did not anticipate that global financial turmoil would necessitate the Fed's rate cuts this fall. Our average maturity was longer than the average for the money market fund universe, but had we known the Fed would be forced to respond to a global liquidity crisis, we would have been a little longer.

     Due to the important role the U.S. plays in the global economy and the way the markets and the Fed react to changing circumstances overseas, it has become increasingly difficult to accurately forecast short-term interest rate trends. However, we believe we will see even lower rates in the year ahead as the Fed continues to play the role of global financial fireman. Consequently, we have lengthened the portfolio's average maturity to 74-75 days compared to about 56 days for the average money fund. With an inverted short term yield curve--one

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                      10/31/98
                                                      --------
90-DAY U.S. T-BILLS                                    $17,070
FREMONT MONEY MARKET FUND                              $17,043
IBC FIRST TIER TAXABLE PRIME AVERAGE                   $16,434

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/98

1 YEAR    5 YEARS   SINCE INCEPTION (11/18/88)
----------------------------------------------
 5.45%     5.10%              5.50%

ANNAUL RETURNS                 TOP TEN HOLDINGS
11/18/88-10/31/89*   +8.52%
11/01/89-10/31/90    +7.99%    Federal National Mortgage Association,
11/01/90-10/31/91    +6.51%      Agency Note ..........................     2.8%
11/01/91-10/31/92    +3.73%    Federal National Mortgage Association,
11/01/92-10/31/93    +2.66%      Discount Note ........................     2.7%
11/01/93-10/31/94    +3.49%    Federal National Mortgage Association,
11/01/94-10/31/95    +5.84%      Discount Note ........................     2.1%
11/01/95-10/31/96    +5.34%    Jostens, Inc. ..........................     1.7%
11/01/96-10/31/97    +5.39%    Federal Home Loan Bank,
11/01/97-10/31/98    +5.45%      Agency Note ..........................     1.4%
                               Federal Home Loan Bank,
                                 Agency Note ..........................     1.4%
                               Sonoco Products, Inc. ..................     1.4%
                               Sony Europe Finance PLC ................     1.4%
                               Deutsche Bank Financial, Inc. ..........     1.4%
                               Toyota Motor Credit Corp. ..............     1.4%
                                         TOTAL ........................    17.7%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 90-Day T-Bill Index. An investment in Fremont Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund.
--------------------------------------------------------------------------------

22  FREMONT MUTUAL FUNDS
month paper yields about 60 basis points more than 1 year paper--we are sacrificing some yield in return for potential price appreciation should rates head lower. The portfolio is still "barbelled," with heavier weighting on the short and long maturity ends.

     We are always trying to add value to the money market investment process. One of the ways we have been able to accomplish this is through investing in dollar denominated commercial paper issued by U.S. based subsidiaries of foreign corporations. These high quality, investment grade issues generally have a modest yield advantage over comparable commercial paper of domestic corporations.

     Recently, we have been able to take advantage of the U.S. commercial paper market's reluctance to invest in Japan. Everyone knows the Japanese economy is struggling--a fact reinforced by my recent visit to the "land of the rising sun" and meetings with Japanese government officials and corporate leaders. So anything with a Japanese label gets marked down in

--------------------------------------------------------------------------------
FREMONT MONEY MARKET FUND
GEOGRAPHIC DIVERSIFICATION AS OF 10/31/98
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

OTHER (7%)
CANADA (4%)
SWITZERLAND (5%)
NETHERLANDS (6%)
JAPAN (6%)
UNITED KINGDOM (6%)
GERMANY (9%)
UNITED STATES (57%)

the market. However, if you narrow your focus to U.S subsidiaries of the highest quality, most diversified Japanese multi-national companies (who are positioned to weather and perhaps, eventually benefit from the current economic malaise), I believe you are on secure ground. We regularly buy the paper of Toyota Motor Credit, a U.S. corporation that provides financing for Toyota dealers and customers exclusively in the good old U.S. of A. This is AAA/Aa1 rated paper that yields 4 basis points more than comparable credits in the market. That is not a giant yield bonus, but one we are delighted to take advantage of.

     Money market funds enjoyed their day in the sun this year. With worldwide stock markets rallying in late October, some of our shareholders are venturing away from the money fund shelter. We are pleased to have served them well and are sure we will see them again soon as volatile stock markets worldwide continue to underscore the relevance and importance of money fund investing.

Sincerely,

/s/ Norman Gee

Norman Gee
Portfolio Manager

                                                        FREMONT MUTUAL FUNDS  23

--------------------------------------------------------------------------------
FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

Arno A. Rayner and William Williams
Portfolio Co-Managers
Rayner Associates, Inc.

[PHOTO]

Arno A. Rayner

------------
FUND PROFILE
------------

The Fremont California Intermediate Tax-Free Fund seeks double tax-free income for California residents through investing in high credit quality California municipal securities.

     Portfolio Co-Managers Arno Rayner and William Williams believe active duration management, opportunistic sector allocation, and individual security selection can enhance municipal bond portfolio returns. Credit quality is always first priority. The Fund holds only investment grade rated securities and selective non-rated bonds, which after internal credit analysis are believed to deserve an investment grade rating.

     Founded in 1976, sub-advisor Rayner Associates, Inc., manages over $65 million in fixed income assets for private clients.

To Our Shareholders,

In the six- and twelve-month periods ended October 31, 1998, the Fremont California Intermediate Tax-Free Fund returned 4.90% and 7.16%, compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's 4.43% and 6.36% gains over the same time periods.

     Since we assumed portfolio management responsibility on August 1, 1998, we can't take much credit or blame for the Fund's performance in full year fiscal 1998. It was a good year for California municipal bonds. The Califor- nia economy was strong and although it is starting to feel the effects of Asian and Latin American economic weakness, it should continue to grow in 1999. New job creation is expected to be 250,000-300,000, down from 400,000 in 1998, but still quite healthy. Unemployment is expected to hold at around 5.6%. Personal income is expected to grow at 6%, only a modest decline from this year's 7% gain. Housing starts are projected to increase from 132,000 to 150,000. Even with additional school funding, we should see a 1998 budget surplus. California now has $26 billion in tax supported debt, which represents $716 per capita or about 2.6% of personal income--a pretty healthy balance sheet. Moody's, one of the most respected debt rating services, has acknowledged this by raising the rating on California General Obligation Bonds (GOs) from A1 to AA3.

     Even though California municipal bonds have performed well, they have not performed nearly as well as U.S. Treasuries, which benefited from the classic flight to quality as investors worldwide sought the safety of one of the world's highest quality credits. To wit, at the close of this reporting period, AAA rated 10-year California municipal bonds were yielding 4.15% compared to the 10-year Treasury Bond's 4.52%. It is rare for a top credit quality double tax free municipal bond yield to be more than 90% of a comparable maturity Treasury, which, of course, is subject to federal income tax. The bottom line is on an after tax basis, California bond yields are now even more appealing relative to Treasuries.

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                      10/31/98
                                                      --------
FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND          $16,953
LEHMAN MUNI 5-YEAR STATE G.O. INDEX                    $16,658

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/98

1 YEAR    5 YEARS   SINCE INCEPTION (11/16/90)
----------------------------------------------
7.16%      5.33%             6.86%

ANNUAL RETURNS                TOP TEN HOLDINGS

11/16/90-10/31/91*   +9.36%   Sacramento Municipal Utilities District ..    3.2%
11/01/91-10/31/92    +7.37%   Yucaipa School Facilities
11/01/92-10/31/93   +11.37%     Finance Authority ......................    2.5%
11/01/93-10/31/94    -3.94%   East Bay Municipal Utility District
11/01/94-10/31/95   +12.77%     (EBMUD) Water System ...................    2.5%
11/01/95-10/31/96    +4.63%   City of L.A., Wastewater System ..........    2.5%
11/01/96-10/31/97    +6.75%   City of Industry, Urban Devel. Agency ....    2.0%
11/01/97-10/31/98    +7.16%   City of Stockton, Wastewater System ......    2.0%
                              Orange County Transportation Auth. .......    1.8%
                              City & County of San Francisco
                                International Airport ..................    1.7%
                              California State Pubic Works Board,
                                Lease Revenue ..........................    1.7%
                              Santa Monica-Malibu Unified
                                School District ........................    1.7%
                                        TOTAL ..........................   21.6%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, November 16, 1990. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index.
--------------------------------------------------------------------------------
24  FREMONT MUTUAL FUNDS

     Because California has one of the highest income tax rates in the nation, California municipal bonds also have a big edge on out-of-state munis. We estimate that for the highest tax bracket California resident, double tax-free California municipals have a 40 basis point (0.4%) advantage. That means you would have to find a comparable out-of-state municipal bond or bond fund that yielded 40 basis points more just to break even. This is before factoring in state income tax liability. At present, there simply aren't any. Bottom line is California residents seeking the best after-tax yields, should buy California municipal bonds.

     We are always looking for ways to add value to the investment process. Recently, we have been able to take advantage of a discrepancy in the pricing of bonds in the new issue and secondary markets. We bought Berkeley Unified School District 4.55% of 8/1/2010 at par in the secondary market. These bonds were yielding 20-25 basis points more than comparable credit quality new issues.

--------------------------------------------------------------------------------
FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
PORTFOLIO CREDIT QUALITY AS OF 10/31/98
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

A     18.1%
AA    20.3%
AAA   61.6%

     In closing, with the after-tax yields on top rated California municipal securities historically high relative to Treasuries and the state economy and balance sheet still in good shape, we believe high quality double tax-free California municipal securities are now particularly compelling investments for high income-tax bracket California residents. We believe our value added discipline can help maximize the rewards to shareholders.

Sincerely,

/s/ Arno Rayner     /s/ William Williams

Arno Rayner and William Williams
Portfolio Co-Managers

                                                        FREMONT MUTUAL FUNDS  25

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments in securities and net assets, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting Fremont Mutual Funds, Inc., (hereafter referred to as the "Funds") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial state-ments and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California

December 9, 1998

26  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1998

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                            Country    Value
Shares          Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

STOCKS  44.7%
BUSINESS EQUIPMENT & SERVICES  2.2%
        1,050   Flughafen Wien AG                              AS  $     48,049
          650   VA Technologie AG                              AS        60,327
       10,100   Laidlaw, Inc.                                  CN        93,992
        6,597   Moore Corp. Ltd.                               CN        74,777
        2,526   Nova Corp.                                     CN        34,808
       31,374   Danisco A/S                                    DK     1,735,133
        1,100   FLS Industries A/S (Class B)                   DK        25,698
          662   ISS International Service System A/S (Class B) DK        44,713
        2,855   Tele Danmark A/S (Class B)                     DK       311,253
          250   Kone Corp. (Class B)                           FI        31,309
        1,000   Metra Oyj (Class B)                            FI        17,493
          250   Linde AG                                       GM       133,011
        2,027   Getronics NV                                   NL        84,182
       10,543   Koninklijke KPN NV                             NL       410,172
        2,220   OCE NV                                         NL        72,093
       10,368   TNT Post Group NV                              NL       277,799
        1,000   Corticeira Amorim SA                           PT        13,874
        1,400   INAPA-Investimentos Participacoes e Gestao SA  PT        16,905
        4,100   Jeronimo Martins, SGPS SA                      PT       176,876
       11,100   Portugal Telecom SA                            PT       523,754
        2,400   Sonae Investimentos, SGPS SA                   PT       101,287
      600,000   Informatics Holdings Ltd.                      SG       190,330
        4,715   Autopistas Concesionaria Espanola SA           SP        77,292
        5,700   Atlas Copco AB (Class A)                       SW       133,094
 *        379   Adecco SA                                      SZ       151,454
      125,000   Misys PLC                                      UK       872,312
       46,100   Rentokil Initial PLC                           UK       284,099
       48,800   Siebe PLC                                      UK       203,146
 *     66,000   Aspect Telecommunications Corp.                US       998,250
       80,600   Equifax, Inc.                                  US     3,118,213
 *     16,400   FDX Corp.                                      US       862,025
       46,200   First Data Corp.                               US     1,224,300
 *    106,500   Harbinger Corp.                                US       705,563
       15,600   Waste Management, Inc.                         US       703,950
                                                                   ------------
                                                                     13,811,533
                                                                   ------------
CAPITAL GOODS  1.2%
          400   Wienerberger Baustoffindustrie AG              AS        83,597
        3,350   Continental AG                                 GM        88,915
        1,650   Heidelberger Zement AG                         GM       117,016
          300   MAN AG                                         GM        98,761
        6,150   Mannesmann AG                                  GM       596,409
        9,300   Siemens AG                                     GM       565,647
       29,000   CRH PLC                                        IR       425,680
        8,000   DCC PLC                                        IR        49,983
       60,000   Cemex SA (Class B), ADR                        MX       325,998
      370,000   IJM Corp. Berhad                               MY       146,051
        1,200   Dragados & Construcciones SA                   SP        35,801
        1,100   Fomento de Construcciones y Contratas SA       SP        57,891
 *         17   Zardoya Otis (Rights)                          SP            89
        1,300   Zardoya Otis SA                                SP        37,536
       20,300   ABB AB (Class A)                               SW       214,863
        7,800   ABB AB (Class B)                               SW        82,558
        4,100   Skanska AB (Class B)                           SW       135,185
          225   ABB AG                                         SZ       270,073
        1,391   Holderbank Financiere Glarus AG (Class B)      SZ     1,553,333
       25,400   Caterpillar, Inc.                              US     1,143,000
       19,600   Emerson Electric Co.                           US     1,293,600
                                                                   ------------
                                                                      7,321,986
                                                                   ------------

                                                            Country    Value
Shares          Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

CONSUMER DURABLES  2.0%
        2,312   Magna International, Inc. (Class A)            CN  $    143,413
       19,000   Valeo SA                                       FR     1,647,260
        8,700   Daimler-Benz AG                                GM       686,427
        5,500   Volkswagen AG                                  GM       414,329
        1,800   Volkswagen AG (Preferred)                      GM        85,103
       66,000   Waterford Wedgwood PLC                         IR        59,618
       48,000   Murata Manufacturing Co. Ltd.                  JP     1,621,663
       23,000   Sony Corp., ADR                                JP     1,515,125
        7,454   Philips Electronics NV                         NL       397,046
       11,500   Electrolux AB                                  SW       173,359
        5,200   Hennes & Mauritz AB (Class B)                  SW       366,925
        3,500   Volvo AB (Class A)                             SW        73,642
        8,700   Volvo AB (Class B)                             SW       188,075
       16,200   GKN PLC                                        UK       194,519
       21,900   Chrysler Corp.                                 US     1,053,938
       27,500   Ford Motor Co.                                 US     1,491,875
       23,400   General Motors Corp.                           US     1,475,663
       16,600   Whirlpool Corp.                                US       850,750
                                                                   ------------
                                                                     12,438,730
                                                                   ------------
CONSUMER NON-DURABLES  2.2%
        5,100   George Weston Ltd.                             CN       145,525
       13,135   Imasco Ltd.                                    CN       247,027
        9,100   The Seagram Company Ltd.                       CN       299,202
          866   Carlsberg A/S (Class A)                        DK        52,986
          746   Carlsberg A/S (Class B)                        DK        46,355
        1,500   Cultor OYJ                                     FI        14,909
        9,100   LVMH                                           FR     1,689,438
          440   LVMH, ADR                                      FR        16,280
        8,500   Societe BIC SA                                 FR       523,973
        1,000   Adidas-Saloman AG                              GM       121,524
       18,000   Greencore Group PLC                            IR        70,457
       13,000   Kerry Group PLC                                IR       164,401
        7,275   Heineken NV                                    NL       387,901
       13,397   Unilever NV                                    NL       995,029
        1,400   Unicer-Uniao Cervejeira SA (Registered Shares) PT        32,496
        2,900   Tabacalera SA                                  SP        70,123
          762   Nestle SA (Registered Shares)                  SZ     1,624,036
 *     84,933   President Enterprises, GDR                     TW       721,930
       19,200   Bass PLC                                       UK       232,632
 *     25,950   British American Tobacco PLC                   UK       231,685
       17,300   Cadbury Schweppes PLC                          UK       264,762
       59,335   Diageo PLC                                     UK       640,465
       47,100   Unilever PLC                                   UK       468,202
       17,800   American Greetings Corp. (Class A)             US       714,225
       19,300   Campbell Soup Co.                              US     1,028,931
       15,300   Eastman Kodak Co.                              US     1,185,750
       30,300   Fort James Corp.                               US     1,221,469
       22,300   VF Corp.                                       US       932,419
                                                                   ------------
                                                                     14,144,132
                                                                   ------------
CONSUMER SERVICES  2.3%
       22,000   News Corp. Ltd., ADR                           AU       600,875
       15,500   The Thompson Corp.                             CN       382,474
        3,000   Sodexho Alliance SA                            FR       583,454
       20,000   Independent Newspapers PLC                     IR        79,490
       20,000   Secom Co.                                      JP     1,487,213
       15,043   Elsevier NV                                    NL       212,009
        1,566   Wolters Kluwer NV                              NL       303,784

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  27

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1998

                                                            Country    Value
Shares          Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

CONSUMER SERVICES  (cont.)
        8,800   Securitas AB                                   SW  $    108,384
       29,100   British Sky Broadcasting Group PLC             UK       242,155
       18,800   Granada Group PLC                              UK       286,145
       25,200   Reed International PLC                         UK       208,858
       26,100   Reuters Group PLC                              UK       268,403
       23,800   Scottish & Newcastle PLC                       UK       290,356
 *     23,500   Clear Channel Communications, Inc.             US     1,070,719
      111,800   Disney (Walt) Co.                              US     3,011,613
       75,800   Meredith Corp.                                 US     2,804,600
 *     81,500   Premier Parks, Inc.                            US     1,808,281
       12,600   The Times Mirror Co. (Class A)                 US       698,513
                                                                   ------------
                                                                     14,447,326
                                                                   ------------
ENERGY  5.1%
        1,100   OMV AG                                         AS       103,321
          535   PetroFina SA                                   BE       198,612
        5,300   Alberta Energy Co. Ltd.                        CN       123,735
        4,419   Canadian Occidental Petroleum Ltd.             CN        65,912
       12,393   Imperial Oil Ltd.                              CN       196,906
        7,900   Petro-Canada                                   CN       101,184
        3,519   Suncor Energy, Inc.                            CN       111,823
 *      3,500   Talisman Energy, Inc.                          CN        77,740
        9,000   Total Cie Francaise des Petroles SA (Class B)  FR     1,039,834
       45,850   Royal Dutch Petroleum Co.                      NL     2,216,210
        4,700   Repsol SA                                      SP       236,320
       80,395   British Petroleum PLC                          UK     1,185,979
       13,200   Burmah Castrol PLC                             UK       202,567
       48,700   Amoco Corp.                                    US     2,733,288
        1,100   Atlantic Richfield Co.                         US        75,763
       16,900   Chevron Corp.                                  US     1,377,350
      108,100   ENSCO International, Inc.                      US     1,452,594
       44,900   Exxon Corp.                                    US     3,199,125
       29,400   Halliburton Co.                                US     1,056,563
       15,600   Kerr-McGee Corp.                               US       622,050
       23,300   Mobil Corp.                                    US     1,763,519
      104,300   Occidental Petroleum Corp.                     US     2,072,963
       18,800   Pennzoil Co.                                   US       674,450
       25,000   Phillips Petroleum Co.                         US     1,081,250
       28,500   Texaco, Inc.                                   US     1,690,406
 *     65,500   The Houston Exploration Co.                    US     1,162,625
       16,800   Transocean Offshore, Inc.                      US       620,550
       40,700   USX-Marathon Group                             US     1,330,381
 *     73,500   Weatherford International, Inc.                US     1,998,281
      120,200   Williams Cos., Inc.                            US     3,297,988
                                                                   ------------
                                                                     32,069,289
                                                                   ------------
FINANCIAL SERVICES (BANKS)  5.2%
        4,255   Bank Austria AG                                AS       231,828
      204,343   Westpac Banking Corp. Ltd.                     AU     1,241,667
        2,990   Kredietbank NV                                 BE       208,452
       12,453   Bank of Nova Scotia                            CN       260,043
        1,151   Unidanmark A/S (Class A)                       DK        87,801
       17,750   Merita PLC (Class A)                           FI        95,269
        8,638   Bayerische Vereinsbank AG                      GM       689,329
        8,000   Deutsche Bank AG                               GM       517,775
        9,600   Dresdner Bank AG                               GM       379,008
       63,001   Allied Irish Banks PLC                         IR       911,726
       75,000   Instituto Mobiliare Italiano SPA               IT     1,154,551

                                                            Country    Value
Shares          Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (BANKS)  (cont.)
       30,295   ABN Amro Holding NV                            NL  $    568,204
       68,606   ABN Amro Holding NV, ADR                       NL     1,316,378
       11,500   Banco Comerical Portugues SA                   PT       358,539
        7,440   Banco Espirito Santo E Comercial De Lisboa SA  PT       218,920
        3,040   Banco Pinto & Sotto Mayor SA
                 (Registered Shares)                           PT        58,018
        4,600   BPI-SGPS SA (Registered Shares)                PT       140,477
        1,200   Companhia de Seguros Tranquilidade             PT        39,038
      220,594   Overseas-Chinese Banking Corp. Ltd.
                 (Foreign Registered)                          SG       964,717
      214,899   United Overseas Bank Ltd. (Foreign Registered) SG     1,012,614
       45,900   Banco Bilbao Vizcaya SA                        SP       620,226
       14,500   Banco Central Hispanoamericano SA              SP       160,355
       22,700   Banco Santander SA                             SP       416,514
 *     11,200   Banco Santander SA (Rights)                    SP            80
       12,400   Corporacion Bancaria de Espana SA              SP       270,294
        8,900   ForeningSparbanken AB (Series A)               SW       241,497
       15,900   Skandinaviska Enskilda Banken                  SW       161,152
        5,900   Svenska Handelsbanken (Class A)                SW       248,656
        5,208   Credit Suisse Group                            SZ       802,609
        3,712   UBS AG                                         SZ     1,020,526
 *     24,285   Thai Farmers Bank (Warrants 09/15/02)          TH         3,824
       20,100   Abbey National PLC                             UK       389,184
       20,700   Barclays PLC                                   UK       444,103
       56,000   Halifax PLC                                    UK       742,231
       25,400   HSBC Holdings PLC                              UK       575,543
       13,200   HSBC Holdings PLC (75P)                        UK       306,833
       72,000   Lloyds TSB Group PLC                           UK       890,436
       13,859   Royal Bank Of Scotland Group PLC               UK       182,065
       55,364   Bank One Corp.                                 US     2,705,916
       72,766   BankAmerica Corp.                              US     4,179,497
       44,200   First Union Corp.                              US     2,563,600
       28,000   Fleet Financial Group, Inc.                    US     1,118,250
       74,200   Norwest Corp.                                  US     2,759,313
       15,800   Republic New York Corp.                        US       660,638
       23,688   Washington Mutual, Inc.                        US       886,820
                                                                   ------------
                                                                     32,804,516
                                                                   ------------
FINANCIAL SERVICES (OTHER)  5.1%
          300   Generali Holding Vienna AG                     AS        70,640
        1,725   Fortis AG                                      BE       495,162
 *        868   Fortis AG (Contingent Value Rights)            BE         6,089
 *        868   Fortis AG (VVPR Strips)                        BE            25
          670   Groupe Bruxelles Lambert SA                    BE       124,168
        1,100   Den Danske Bank                                DK       149,466
          500   Pohjola Insurance Group (Class A)              FI        19,978
        1,500   Sampo Insurance Company Ltd. (Class A)         FI        46,814
       20,572   Axa                                            FR     2,328,626
 *        114   Axa-Ctf de Valeur Garant (Warrant)             FR         1,438
        3,950   Allianz AG                                     GM     1,326,617
          700   AMB Aachener & Muenchener Beteiligungs AG      GM       107,497
          750   Axa Colonia Konzern AG                         GM        83,888
        1,500   Muenchener Rueckversicherungs-
                 Gesellschaft AG                               GM       683,797
*          60   Muenchener Rueckversicherungs-
                 Gesellschaft AG (New Shares)                  GM        27,207
       24,000   Irish Life PLC                                 IR       213,179
        8,000   Irish Permanent PLC                            IR       115,020
 *    162,000   The Nomura Securities Co. Ltd.                 JP     1,225,532

The accompanying notes are an integral part of these financial statements.

28  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1998

                                                            Country    Value
Shares          Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER)  (cont.)
        1,100   Corporacion Mapfre                             SP  $     29,102
        3,000   Vallehermoso SA                                SP        37,124
       14,500   Skandia Forsakrings AB                         SW       185,098
          285   Schweizerische Rueckversicherungs-
                 Gesellschaft (Swiss Registered)               SZ       636,099
          933   Zurich Versicherungs-Gesellschaft              SZ       576,523
 *     25,950   Allied Zurich PLC                              UK       307,031
       17,500   Commercial Union PLC                           UK       276,609
       15,600   Land Securities PLC                            UK       220,079
       19,700   Legal & General Group PLC                      UK       232,589
       27,400   Prudential Corp. PLC                           UK       359,036
       26,615   Royal & Sun Alliance Insurance Group PLC       UK       244,303
       44,900   Allstate Corp.                                 US     1,933,506
       18,700   American General Corp.                         US     1,280,950
       14,600   Associates First Capital Corp.                 US     1,029,300
       13,100   Cigna Corp.                                    US       955,481
       30,300   Cincinnati Financial Corp.                     US     1,130,569
       90,850   Citigroup, Inc.                                US     4,275,628
       48,900   CMAC Investment Corp.                          US     2,047,688
       21,800   Federal Home Loan Mortgage Corp.               US     1,253,500
       44,100   Fremont General Corp.                          US     2,177,438
       74,700   Mercury General Corp.                          US     3,174,750
       24,900   Morgan Stanley Dean Witter and Co.             US     1,612,275
       30,500   Travelers Property Casualty Corp.              US       935,969
                                                                   ------------
                                                                     31,935,790
                                                                   ------------
HEALTH CARE  3.5%
        1,586   Nova Nordisk A/S (Class B)                     DK       185,257
        1,650   Beiersdorf AG                                  GM        98,761
        2,500   Degussa AG                                     GM       120,919
        2,300   Merck KGaA                                     GM        93,863
        1,650   Schering AG                                    GM       193,032
       88,000   Sankyo Co. Ltd.                                JP     1,989,598
       96,500   Grupo Casa Autrey SA de CV, ADR                MX       639,313
        6,396   Akzo Nobel NV                                  NL       248,834
       33,400   Astra AB (Class A)                             SW       542,062
       10,800   Astra AB (Class B)                             SW       169,735
        1,386   Novartis AG (Registered Shares)                SZ     2,502,657
          164   Roche Holding AG                               SZ     1,917,561
       47,700   Glaxo Wellcome PLC                             UK     1,479,175
       76,067   SmithKline Beecham PLC                         UK       937,551
       13,400   Zeneca Group PLC                               UK       515,100
       14,400   Baxter International, Inc.                     US       863,100
 *     48,000   Biogen, Inc.                                   US     3,336,000
 *     27,700   Forest Laboratories, Inc. (Class A)            US     1,158,206
 *    267,900   Ligand Pharmaceuticals, Inc.                   US     2,913,413
       12,700   Medtronic, Inc.                                US       825,500
 *     43,400   Tenet Healthcare Corp.                         US     1,212,488
       19,700   United Healthcare Corp.                        US       858,181
                                                                   ------------
                                                                     22,800,306
                                                                   ------------
MULTI-INDUSTRY  0.6%
        2,500   Kesko Oyj                                      FI        37,273
       50,000   Larsen & Toubro Ltd., GDR                      IN       337,500
      248,000   Renong Berhad
                 (Convertible Loan Stock 05/21/01)             MY        17,621
*     155,000   Renong Berhad (Warrants Exp. 11/21/00)         MY        15,296
          300   Corporacion Financiera Alba                    SP        37,743
       36,600   Allied-Signal, Inc.                            US     1,425,113
        8,300   Minnesota Mining & Manufacturing Co.           US       664,000

                                                            Country    Value
Shares          Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

MULTI-INDUSTRY  (cont.)
       20,900   TRW, Inc.                                      US  $  1,189,994
                                                                   ------------
                                                                      3,724,540
                                                                   ------------
RAW MATERIALS  2.1%
          600   Boehler - Uddeholm AG                          AS        28,307
          600   Mayr-Melnhof Karton AG                         AS        27,869
          700   Radex-Heraklith Industriebeteiligungs AG       AS        21,957
 *  7,186,000   PT Dynaplast                                   ID       415,910
        2,062   Buhrmann NV                                    NL        37,010
        6,100   Sandvik AB (Class A)                           SW       125,608
        7,700   Svenska Cellulosa AB (Class B)                 SW       180,781
        2,135   Solvay SA                                      BE       167,255
        7,564   Alcan Aluminium Ltd.                           CN       190,081
        9,500   Barrick Gold Corp.                             CN       202,075
        7,010   Inco Ltd.                                      CN        75,237
       10,100   Noranda, Inc.                                  CN       149,339
        7,300   Placer Dome, Inc.                              CN       115,749
        1,700   Potash Corp. of Saskatchewan                   CN       117,412
        3,750   Kemira Oyj                                     FI        30,936
        3,000   Outokumpu Oyj                                  FI        27,134
        5,750   Upm-Kymmene Oyj                                FI       137,735
        9,100   BASF AG                                        GM       384,577
       10,450   Bayer AG                                       GM       421,728
          400   Preussag AG                                    GM       148,730
          800   Thyssen AG                                     GM       144,135
       85,000   Jefferson Smurfit Group PLC                    IR       140,764
      130,000   Sekisui Chemical Co. Ltd                       JP       709,650
      140,000   Kimberly-Clark de Mexico SA                    MX       402,299
        5,100   Cimpor-Cimentos de Portugal, SGPS SA           PT       175,565
        5,800   Portucel Industrial-Empresa
                 Produtora de Celulosa SA                      PT        38,552
       31,131   Hansol Paper Ltd., GDR                         SK        66,153
       11,600   Stora Kopparbergs Bergslags
                 Aktiebolag (Class A)                          SW       127,988
          147   Alusuisse-Lonza Holding AG                     SZ       168,398
       19,805   BOC Group PLC                                  UK       289,676
       18,000   Imperial Chemical Industries, Inc.             UK       161,459
       17,916   Peninsular and Oriental Steam Navigation Co.   UK       187,840
       31,600   Rio Tinto PLC                                  UK       384,721
       12,400   Aluminum Co. of America (Alcoa)                US       982,700
 *     99,800   Buckeye Technologies, Inc.                     US     1,996,000
       81,900   Engelhard Corp.                                US     1,719,900
       18,800   Goodrich (B.F.) Co.                            US       676,800
       82,300   Pall Corp.                                     US     2,078,075
                                                                   ------------
                                                                     13,456,105
                                                                   ------------
RETAIL  2.9%
        1,401   Delhaize - Le Lion SA                          BE       119,583
        4,000   Carrefour SA                                   FR     2,658,976
       17,500   Etablissemets Economiques du Casino
                 Guicahrd-Perrachon SA                         FR     1,072,459
        5,000   Hornbach Holding AG                            GM       383,918
          200   Karstadt AG                                    GM       102,056
        3,150   Metro AG                                       GM       197,113
       27,000   Fyffes PLC                                     IR        47,965
       38,000   Ito-Yokado Co. Ltd.                            JP     2,221,363
 *    200,000   Cifra SA de CV (Series C)                      MX       261,990
 *     50,599   Cifra SA de CV (Series V)                      MX        68,087
      118,200   Grupo Elektra SA de CV, GDR                    MX       539,288
       11,325   Koninklijke Ahold NV                           NL       376,873

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  29

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1998

                                                            Country    Value
Shares          Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

RETAIL  (cont.)
       16,800   Boots Company PLC                              UK  $    253,596
       31,800   J Sainsbury PLC                                UK       280,987
       27,700   Kingfisher PLC                                 UK       241,515
       47,300   Marks & Spencer PLC                            UK       350,664
      107,300   Tesco PLC                                      UK       293,142
       19,000   The Great Universal Stores PLC                 UK       206,518
 *    167,700   Consolidated Stores Corp.                      US     2,756,569
       45,300   Dollar General Corp.                           US     1,081,538
       36,200   McDonalds Corp.                                US     2,420,875
       32,500   Sears, Roebuck and Co.                         US     1,460,469
       19,000   Winn-Dixie Stores, Inc.                        US       644,813
                                                                   ------------
                                                                     18,040,357
                                                                   ------------
SHELTER  0.3%
 *      4,100   Drott AB                                       SW        31,561
 *        470   Fastighets AB Balder                           SW         4,402
        9,200   Armstrong World Industries, Inc.               US       570,400
       25,200   Kimberly-Clark Corp.                           US     1,215,900
                                                                   ------------
                                                                      1,822,263
                                                                   ------------
TECHNOLOGY  4.1%
       17,200   Bombardier, Inc. (Class B)                     CN       203,567
          322   Bang & Olufsen Holding A/S (Class B)           DK        19,548
          700   SAP AG (Preferred)                             GM       341,112
       50,000   Canon, Inc.                                    JP       947,776
       62,000   Tokyo Electron Ltd.                            JP     2,020,030
       40,531   Samsung Electronics Ltd., GDS
                 (1 1/42 Non-Voting)                           SK       349,580
        5,575   Samsung Electronics Ltd., GDS (1 1/42 Voting)  SK       125,438
*          50   Samsung Electronics Ltd., New GDR.
                 (1 1/42 Voting)                               SK         1,840
       52,200   General Electric PLC                           UK       417,128
       25,800   Avnet, Inc.                                    US     1,283,550
       58,900   Boeing Co.                                     US     2,208,750
 *    135,200   Hexcel Corp.                                   US     1,478,750
        5,900   International Business Machines Corp.          US       875,781
 *      6,400   Microsoft Corp.                                US       677,600
        4,400   United Technologies Corp.                      US       419,100
        7,700   Xerox Corp.                                    US       745,938
       10,000   Rohm Co. Ltd.                                  JP       885,450
       35,000   Cordant Technologies, Inc.                     US     1,424,063
 *     36,500   Seagate Technology, Inc.                       US       962,688
 *    135,200   Xilinx, Inc.                                   US     6,037,525
          343   Barco NV                                       BE        91,340
 *      2,200   Newbridge Networks Corp.                       CN        45,227
       49,100   Telefonaktiebolaget LM Ericsson (Class B)      SW     1,108,679
       30,400   British Aerospace PLC                          UK       223,339
 *     60,300   NCR Corp.                                      US     2,027,588
        1,000   SAP AG                                         GM       428,053
 *     14,700   Peoplesoft, Inc.                               US       311,456
                                                                   ------------
                                                                     25,660,896
                                                                   ------------
TRANSPORTATION  0.3%
        1,150   Austrian Airlines Osterreichische
                 Luftverkehrs AG                               AS        39,037
        9,923   Canadian Pacific Ltd.                          CN       222,978
           15   A/S Dampskibsselskabet Svendborg               DK       163,292
           25   Dampskibsselskabet af 1912 A/S                 DK       188,720
        1,122   SAS Danmark A/S                                DK        15,852
        8,400   Deutsche Lufthansa AG                          GM       185,115
 *     13,000   Ryanair Holdings PLC                           IR        76,329
        1,894   KLM Royal Dutch Air Lines NV                   NL        57,243

                                                            Country    Value
Shares          Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

TRANSPORTATION  (cont.)
        3,600   Brisa-Auto Estradas de Portugal SA             PT  $    173,664
       22,500   BAA PLC                                        UK       252,845
 *     10,400   AMR Corp.                                      US       696,800
                                                                   ------------
                                                                      2,071,875
                                                                   ------------
UTILITIES  5.6%
        1,250   Oesterreichische Elektrizitaetswirtschafts
                 AG (Class A)                                  AS       209,997
        1,112   Electrabel NPV                                 BE       409,564
        1,834   Tractebel                                      BE       305,577
       15,000   Enersis SA, ADR                                CL       313,125
        3,043   Enbridge, Inc.                                 CN       132,416
        5,400   TELUS Corp.                                    CN       111,187
        6,800   Transalta Corp.                                CN       102,529
       12,649   TransCanada PipeLines Ltd.                     CN       191,130
       15,000   Lyonnaise Des Eaux-Dumez                       FR     2,690,159
       34,500   Deutsche Telekom                               GM       934,462
        8,500   RWE AG                                         GM       457,376
        7,550   VEBA AG                                        GM       414,930
          500   Viag AG                                        GM       339,782
      520,000   Telecom Italia Mobile SPA                      IT     3,022,480
          125   Nippon Telegraph & Telephone Corp. (NTT)       JP       980,013
       97,766   Manila Electric Co. (Class B)                  PH       288,332
       14,900   Philippine Long Distance Telephone Co.         PH       356,344
       21,000   EDP-Electricidade de Portugal SA               PT       525,723
       14,300   Endesa SA                                      SP       361,034
        2,200   Gas Natural SDG SA                             SP       189,787
       13,400   Iberdrola SA                                   SP       216,805
          900   Sociedad General de Aguas de Barcelona SA      SP        48,069
 *        900   Sociedad General de Aguas de Barcelona
                 SA (Rights)                                   SP           442
       15,200   Telefonica SA                                  SP       687,519
        4,600   Union Electrica Fenosa SA                      SP        74,753
 *      2,700   NetCom Systems AB (Class B)                    SW       101,495
       55,800   BG PLC                                         UK       367,922
       89,368   British Telecommunications PLC                 UK     1,168,043
       35,400   Cable & Wireless PLC                           UK       398,994
       23,476   National Power PLC                             UK       203,507
       20,900   Scottish Power PLC                             UK       204,960
       16,800   United Utilities PLC                           UK       245,583
       43,668   Vodafone Group PLC                             UK       582,800
 *     22,000   AirTouch Communications, Inc.                  US     1,232,000
        9,800   Ameritech Corp.                                US       528,588
       53,700   AT&T Corp.                                     US     3,342,825
       29,900   BellSouth Corp.                                US     2,386,394
       44,600   Coastal Corp.                                  US     1,572,150
        6,100   Consolidated Edison, Inc.                      US       305,763
       67,900   Entergy Corp.                                  US     1,952,125
 *     62,600   MCI WorldCom, Inc.                             US     3,458,650
       53,800   PG&E Corp.                                     US     1,637,538
       12,100   Texas Utilities Co.                            US       529,375
       49,900   Unicom Corp.                                   US     1,880,587
                                                                   ------------
                                                                     35,462,834
                                                                   ------------

TOTAL STOCKS (Cost $263,438,535)                                    282,012,478
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

30  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1998

                                                                       Value
Face Amount     Security Description                                  (Note 1)
--------------------------------------------------------------------------------

BONDS  44.2%
CORPORATE BONDS  15.2%
US
  $ 3,000,000   AES China Generating Co., 10.125%, 12/15/06        $  1,643,204
    2,000,000   American Express Bank Ltd., 5.813%, 3/19/99           1,997,800
    2,000,000   Asia Pulp & Paper International Finance,
                  10.250%, 10/01/00                                   1,620,000
    2,615,000   Associates Corp., 6.000%, 03/15/00                    2,635,685
    4,000,000   Atlantic City Electric, 7.520%, 05/19/99              4,052,560
    3,820,000   Banponce Corp., 6.378%, 04/08/99                      3,835,968
    3,000,000   BellSouth Telecommunications, Inc.,
                  6.375%, 06/01/28                                    3,050,550
    3,000,000   BP America, Inc., 5.750%, 07/30/01                    3,078,750
    4,000,000   Caterpillar Financial Service Corp.,
                  5.900%, 12/15/99                                    4,048,680
    3,000,000   Cemex SA de CV, 10.750%, 07/15/00                     3,097,500
    4,000,000   CIT Group Inc., 5.875%, 12/09/99                      4,031,760
    4,000,000   Comdisco, Inc., 6.680%, 04/30/99                      4,024,040
    3,000,000   Donaldson, Lufkin & Jenrette, Inc.,
                  6.500%, 06/01/08                                    2,958,450
    3,000,000   Electricity Generating Authority of Thailand,
                  7.000%, 10/14/08                                    3,000,000
    4,000,000   Export-Import Bank of Korea,
                  7.100%, 03/15/07                                    3,429,680
    4,000,000   Finova Capital Corp., 6.280%, 11/01/99                4,048,520
    4,000,000   Ford Brasil LTDA, 9.250%, 01/22/07                    3,400,000
    2,500,000   General Electric Capital Corp.,
                  8.850%, 03/01/07                                    3,053,575
    3,000,000   Grupo Televisa (Callable 05/15/01 @106.625),
                  0.000% to 05/15/01, 13.250% thereafter, 05/15/08    2,137,500
    3,000,000   Guangdong Enterprises, 8.875%, 05/22/07               1,245,000
    1,500,000   Korea Development Bank,
                  5.875%, 12/01/98                                    1,361,250
                Lehman Brothers Holdings, Inc.,
    3,000,000     7.375%, 05/15/07                                    3,030,000
    4,000,000     6.840%, 10/07/99                                    4,020,120
    4,000,000   Nova Gas Transmission, 7.25%, 07/06/99                4,058,920
    2,000,000   Rabobank Nederland, 6.250%, 12/30/99                  2,030,000
    3,000,000   Salomon, Inc., 6.700%, 07/05/00                       3,044,880
    4,000,000   Sony Corp., 6.125% 03/04/03                           4,081,880
                Sunamerica, Inc.
    3,250,000     6.200%, 10/31/99                                    3,282,403
    3,000,000     6.750%, 10/01/07                                    3,194,370
    2,100,000   Tribune Co., 5.300%, 04/17/00                         2,113,272
    4,000,000   Washington Mutual, Inc., 6.750%, 05/15/99             4,031,560
    2,000,000   Wharf International Finance,
                  7.625%, 03/13/07                                    1,392,050
                                                                   ------------
                                                                     96,029,927
                                                                   ------------
U.S. GOVERNMENT & AGENCY BONDS   6.6%
                FFCB
    3,000,000     5.870%, 09/02/08                                    3,104,070
    5,000,000     6.300%, 12/03/13                                    5,468,750
(pound)
    2,000,000   FHLB, 5.625%, 06/10/03                                3,340,306
US
  $ 3,000,000   FHLMC, 8.250%, 09/15/2003                             3,031,410
    5,000,000   FNMA, 5.750%, 02/15/08                                5,196,850
                U.S. Treasury Notes
    5,000,000     6.000%, 02/15/26                                    5,458,600
    5,000,000     6.250%, 08/15/23                                    5,595,300
    5,000,000     6.500%, 10/15/06                                    5,608,600
    4,000,000     6.625%, 05/15/07                                    4,541,880
                                                                   ------------
                                                                     41,345,766
                                                                   ------------

                                                                       Value
Face Amount     Security Description                                  (Note 1)
--------------------------------------------------------------------------------

FOREIGN BONDS   22.4%
ATS
   40,000,000   Republic of Austria, 5.625%, 07/15/07              $  3,746,831
AUS
  $ 4,000,000   Government of Australia, 7.500%, 07/15/05             2,885,365
    4,000,000   New South Wales Treasury Corp., 8.000%,
                  03/01/08                                            2,974,543
    4,000,000   Queensland Treasury Corp., 8.000%, 09/14/07           2,965,588
                Government of Canada
CAN
  $ 4,000,000     6.000%, 06/01/08                                    2,773,904
    4,000,000     8.000%, 06/01/23                                    3,473,411
    2,000,000   Japan Highway Public Corp., 7.875%, 09/27/02          1,406,453
    2,000,000   Oesterreichische Kontrollbank (Republic of Austria),
                  9.000%, 06/19/02                                    1,457,523
    2,000,000   Republic of Finland, 9.500%, 09/15/04                 1,558,852
    2,000,000   Tokyo Electric Power, 10.500%, 06/14/01               1,455,901
                Government of France
FF
   20,000,000     5.250%, 04/25/08                                    3,882,480
   20,000,000     6.000%, 10/25/25                                    4,037,491
   20,000,000     8.500%, 11/25/02                                    4,275,054
   30,000,000     8.500%, 10/25/19                                    7,835,256
DM
    9,000,000   Caisse D'Amort Dette, 5.125%, 10/25/08                5,723,625
    9,000,000   Deutschland Republic, 5.625%, 01/04/28                5,791,233
                Federal Republic of Germany
    3,000,000     6.750%, 04/22/03                                    2,042,684
    4,500,000     6.875%, 05/12/05                                    3,167,140
    3,000,000   Treuhandanstalt, 7.750%, 10/01/02                     2,085,127
    6,000,000   United Mexican States, 8.125%, 09/10/04               3,505,139
                Hellenic Republic
GRD
1,000,000,000     7.500%, 05/20/13                                    3,547,206
1,000,000,000     8.800%, 06/19/07                                    3,699,346
1,500,000,000     9.800%, 03/21/00                                    5,267,489
                Government of Ireland
IEP
    2,000,000     6.250%, 04/01/99                                    3,042,314
    3,000,000     6.500%, 10/18/01                                    4,871,045
NZ
  $ 4,000,000   Government of New Zealand, 6.500%, 02/15/00           2,153,303
    9,000,000   International Bank of Reconstruction
                  & Development, 0.000%, 08/20/07                     2,746,379
ESP
  800,000,000   Government of Spain, 6.000%, 01/31/08                 6,327,146
SEK
   40,000,000   Government of Sweden, 6.000%, 02/09/05                5,543,858
(pound)
    2,000,000   European Investment Bank, 6.000%, 11/26/04            3,409,756
                U.K. Treasury
    2,500,000     7.500%, 12/07/06                                    4,837,670
    2,000,000     8.500%, 12/07/05                                    4,021,086
    2,000,000     9.000%, 07/12/11                                    4,535,854
    2,000,000   United Mexican States, 12.250%, 12/03/98              3,349,092
US
  $ 3,000,000   Ontario (Province of), 7.000%, 08/04/05               3,288,750
    3,000,000   Republic of Argentina, FRN, 8.399%, 08/15/99          2,872,500
                Republic of Kazakhstan
    2,000,000     8.375%, 10/02/02                                    1,400,000
    2,000,000     9.250%, 12/20/99                                    1,740,000
    2,000,000     9.250%, 12/20/99                                    1,740,000
    2,000,000   Republic of Korea, 8.875%, 04/15/08                   1,829,640
    4,000,000   United Mexican States, 11.500%, 05/15/26              4,160,002
                                                                   ------------
                                                                    141,426,036
                                                                   ------------

TOTAL BONDS (Cost  $274,187,522)                                    278,801,729
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  31

                              FREMONT GLOBAL FUND
                                OCTOBER 31, 1998

  Shares/                                                              Value
Face Amount     Security Description                                  (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES   11.8%
      790,403   SSgA Prime Money Market Fund                       $    790,403
  $12,500,000   Chevron UK Investment PLC, CP,
                  5.110%,(a) 11/13/98                                12,478,708
    4,000,000   Goldman Sachs Group LP, CP,
                  5.380%,(a) 11/03/98                                 3,998,804
    5,000,000   Hitachi America Ltd., CP, 5.200%,(a) 11/06/98         4,996,389
   10,000,000   Jostens, Inc., CP, 5.120%,(a) 11/02/98                9,998,578
   17,900,000   Petrofina (Delaware), Inc., CP,
                  5.580%,(a) 11/02/98                                17,897,226
**  4,504,000   Queen's Health Systems, Inc., CP,
                  5.200%,(a) 11/17/98                                 4,493,591
   13,056,000   Xerox Corp., CP, 5.700%,(a) 11/02/98                 13,053,933
                U.S. Treasury Bills
 +  5,000,000     4.460%,(a) 12/17/98                                 4,971,506
 +  1,460,000     4.490%,(a) 12/17/98                                 1,451,717
 +    330,000     4.700%,(a) 12/17/98                                   328,092
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $74,458,947)                       74,458,947
                                                                   ------------

TOTAL INVESTMENTS (Cost $612,085,004), 100.7%                       635,273,154

OTHER ASSETS AND LIABILITIES, NET, (0.7)%                            (4,108,040)
                                                                   ------------

NET ASSETS, 100.0%                                                 $631,165,114
                                                                   ============

The accompanying notes are an integral part of these financial statements.

32  FREMONT MUTUAL FUNDS

                       FREMONT INTERNATIONAL GROWTH FUND
                                OCTOBER 31, 1998

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                            Country   Value
Shares          Security Description                          Code   (Note 1)
--------------------------------------------------------------------------------

STOCKS  94.2%
BUSINESS EQUIPMENT & SERVICES  2.0%

          180   Societe  Generale de Surveillance Holdings SA
                 (Bearer Shares)                               SZ  $    127,078
       11,266   Reuters Group PLC, ADR                         UK       683,001
                                                                   ------------
                                                                        810,079
                                                                   ------------
CAPITAL GOODS  7.1%

       42,000   Bombardier, Inc. (Class B)                     CN       496,361
        3,900   Northern Telecom Ltd.                          CN       166,969
        8,300   Siemens AG                                     GM       504,825
        7,700   Kyocera Corp.                                  JP       340,898
       14,000   Murata Manufacturing Co. Ltd.                  JP       472,985
       35,000   ABB AB (Series B)                              SW       370,454
       27,000   Ericsson (L.M.) Telephone Co., ADR             SW       610,875
                                                                   ------------
                                                                      2,963,367
                                                                   ------------
CONSUMER DURABLES  4.6%

        3,800   Peugeot SA                                     FR       634,932
        5,000   Volkswagen AG                                  GM       376,663
      105,000   Nissan Motor Co. Ltd.                          JP       285,235
        6,600   Sony Corp.                                     JP       419,858
        3,700   Philips Electronics NV (New York Shares)       NL       203,038
                                                                   ------------
                                                                      1,919,726
                                                                   ------------
CONSUMER NON-DURABLES  7.4%

       45,000   Coca-Cola Amatil Ltd.                          AU       166,001
       31,000   Asahi Breweries Ltd.                           JP       443,714
        4,400   Nintendo Co. Ltd.                              JP       372,955
        4,800   Sony Music Entertainment (Japan), Inc.         JP       167,531
        9,800   Heineken NV                                    NL       522,534
          700   Heineken Holding NV (Class A)                  NL        29,822
       12,500   South Africa Breweries Ltd.                    SA       242,424
          280   Nestle SA (Registered Shares)                  SZ       596,759
 *     45,000   Coca-Cola Beverages PLC                        UK        91,755
       26,000   Reckitt & Coleman PLC                          UK       447,728
                                                                   ------------
                                                                      3,081,223
                                                                   ------------
CONSUMER SERVICES  3.1%

       23,000   The Thomson Corp.                              CN       567,542
        1,600   Canal Plus                                     FR       388,753
        7,000   ProSieben Media AG (Preferred)                 GM       349,154
                                                                   ------------
                                                                      1,305,449
                                                                   ------------
ENERGY  6.5%

       38,711   Broken Hill Proprietary Co. Ltd.               AU       328,780
       60,000   Woodside Petroleum Ltd.                        AU       316,809
 *     15,000   Talisman Energy, Inc.                          CN       330,000
        3,800   Total Cie Francaise des Petroles SA (Class B)  FR       439,041
       65,000   ENI SPA                                        IT       387,141
       10,400   Norsk Hydro ASA                                NO       452,919
       30,000   British Petroleum PLC                          UK       442,557
                                                                   ------------
                                                                      2,697,247
                                                                   ------------
FINANCIAL SERVICES  15.1%

       57,000   Australia & New Zealand Banking Group Ltd.     AU       325,708
       12,000   Westpac Banking Corp. Ltd.                     AU        72,917
        8,500   Westpac Banking Corp. Ltd., ADR                AU       261,375
       10,000   Uniao de Bancos Brasileiros SA, GDR            BR       175,000

                                                            Country   Value
Shares          Security Description                          Code   (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES  (cont.)

        3,534   Bank of Montreal                               CN  $    144,614
       15,400   Bank of Nova Scotia                            CN       321,582
        9,000   Canadian Imperial Bank of Commerce             CN       178,891
        4,000   Royal Bank of Canada                           CN       184,436
       14,500   Newcourt Credit Group, Inc.                    CN       477,221
        5,500   Deutsche Bank AG                               GM       355,970
       14,800   Assicurazioni Generali SPA                     IT       530,703
        5,300   Orix Corp.                                     JP       380,443
       30,000   The Nomura Securities Co. Ltd.                 JP       226,950
       55,000   The Toyo Trust & Banking Co. Ltd.              JP       147,991
       88,000   Mitsui Marine and Fire Insurance Co. Ltd.      JP       438,014
        5,000   Nichiei Co. Ltd. (Kyoto)                       JP       404,900
        6,000   Takefuji Corp.                                 JP       320,309
        6,400   Aegon NV                                       NL       555,940
       45,100   Development Bank of Singapore
                 (Foreign Registered)                          SG       283,351
       42,857   Guardian Royal Exchange PLC                    UK       205,841
        2,100   Standard Chartered PLC                         UK        22,378
          265   Bank of Scotland                               UK         2,845
       10,800   HSBC Holdings PLC (Hong Kong Shares)           UK       247,531
                                                                   ------------
                                                                      6,264,910
                                                                   ------------
HEALTH CARE  6.1%

        2,700   Synthelabo                                     FR       515,862
        3,900   Astra AB (Class A)                             SW        63,295
       46,300   Astra AB, ADR                                  SW       761,056
          164   Novartis AG (Registered Shares)                SZ       296,130
       24,000   Zeneca Group PLC                               UK       922,567
                                                                   ------------
                                                                      2,558,910
                                                                   ------------
MULTI-INDUSTRY  5.3%

        2,100   Lyonnaise Des Eaux-Dumez                       FR       376,622
       14,000   Metallgesellschaft AG                          GM       225,998
       33,000   Hutchison Whampoa                              HK       236,490
       65,000   Swire Pacific Ltd. (Class A)                   HK       344,954
       17,000   Gambro AB                                      SW       187,568
       59,100   Siebe PLC                                      UK       246,023
       51,600   TI Group PLC                                   UK       310,222
       35,000   Trinity PLC                                    UK       263,283
                                                                   ------------
                                                                      2,191,160
                                                                   ------------
RAW MATERIALS  5.5%

       15,000   Upm-Kymmene Oyj                                FI       359,308
        2,500   Compagnie de Saint-Gobain                      FR       370,404
       12,000   De Beers Centenary AG, ADR                     SA       172,500
        2,867   Holderbank Financiere Glarus AG                SZ       642,863
       29,700   BOC Group PLC                                  UK       434,404
       65,000   BPB PLC                                        UK       315,999
                                                                   ------------
                                                                      2,295,478
                                                                   ------------
RETAIL  5.2%

      100,209   Coles Myer Ltd.                                AU       429,302
          300   Carrefour SA                                   FR       199,423
       10,000   Jusco Co. Ltd.                                 JP       161,616
       11,220   Koninklijke Ahold NV                           NL       373,379
       40,000   Dixons Group PLC                               UK       421,387
       86,000   Storehouse PLC                                 UK       251,862
      120,000   Tesco PLC                                      UK       327,839
                                                                   ------------
                                                                      2,164,808
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  33

                       FREMONT INTERNATIONAL GROWTH FUND
                                OCTOBER 31, 1998

 Shares/                                                    Country   Value
Face Amount     Security Description                          Code   (Note 1)
--------------------------------------------------------------------------------

SHELTER  1.6%

       66,000   Cheung Kong (Holdings) Ltd.                    HK  $    451,675
       35,000   Mitsui Fudosan                                 JP       232,882
                                                                   ------------
                                                                        684,557
                                                                   ------------
TECHNOLOGY  10.0%

       15,600   Nokia AB, ADR                                  FI     1,451,775
          300   SAP AG (Preferred)                             GM       146,191
        6,410   Advantest Corp.                                JP       405,016
        6,000   Hirose Electronics                             JP       348,162
       15,000   Tokyo Electron Ltd.                            JP       488,717
        3,000   Rohm Co. Ltd.                                  JP       265,635
       27,000   Taiyo Yuden Co. Ltd.                           JP       241,161
 *     11,000   ASM Lithography Holding NV                     NL       280,500
        2,710   Samsung Electronics, GDR                       SK        61,585
          300   Telefonaktiebolaget LM Ericsson (Class B)      SW         6,774
 *     16,200   Taiwan Semiconductor Manufacturing
                 Co. Ltd., ADR                                 TW       241,988
 *      3,400   STMicroelectronics NV (New York Shares)        US       206,763
                                                                   ------------
                                                                      4,144,267
                                                                   ------------
UTILITIES  14.7%

       10,100   Centrais Eletricas Brasileiras
                 SA-Eletrobras, ADR                            BR       109,223
 *      1,010   Centrais Geradoras do Sul do Brasil SA, ADR    BR         5,165
       24,000   Deutsche Telekom                               GM       650,060
        7,000   Mannesmann AG                                  GM       678,839
          200   Hong Kong Telecommunications                   HK           400
       75,000   Telecom Italia Mobile SPA                      IT       435,935
       73,334   Telecom Italia SPA                             IT       530,854
           51   Nippon Telegraph & Telephone                   JP       399,845
        9,000   Takeda Chemical Industries                     JP       293,229
       16,000   Telefonos de Mexico SA (Class L), ADR          MX       844,999
       12,000   Philippine Long Distance Telephone Co., ADR    PH       292,499
       20,000   Telefonica SA                                  SP       904,628
 *      1,080   Swisscom AG                                    SZ       366,845
 *     25,200   COLT Telecom Group PLC                         UK       318,820
       20,000   United Utilities PLC                           UK       292,358
                                                                   ------------
                                                                      6,123,706
                                                                   ------------

TOTAL STOCKS (Cost $40,684,399)                                      39,204,887
                                                                   ------------

SHORT-TERM SECURITIES  4.9%

       22,380   SSgA Prime Money Market Fund                   US        22,380
  $ 2,000,000   FHLMC, DN, 5.420%,(a) 11/02/98                 US     1,999,699
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $2,022,079)                         2,022,079
                                                                   ------------

TOTAL INVESTMENT (Cost $42,706,478), 99.1%                           41,226,966

OTHER ASSETS AND LIABILITIES, NET, 0.9%                                 396,130
                                                                   ------------

NET ASSETS, 100.0%                                                 $ 41,623,096
                                                                   ============

The accompanying notes are an integral part of these financial statements.

34  FREMONT MUTUAL FUNDS

                      FREMONT INTERNATIONAL SMALL CAP FUND
                                OCTOBER 31, 1998

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                            Country   Value
Shares          Security Description                          Code   (Note 1)
--------------------------------------------------------------------------------

STOCKS   93.9%
BUSINESS EQUIPMENT & SERVICES   4.8%

      700,000   Hung Hing Printing Group                       HK  $    271,160
                                                                   ------------
                                                                        271,160
                                                                   ------------
CAPITAL GOODS   6.7%

       20,000   Industria Macchine Automatiche                 IT       136,469
       11,000   Kverneland ASA                                 NO       242,518
                                                                   ------------
                                                                        378,987
                                                                   ------------
CONSUMER DURABLES   3.8%

 *     27,500   Shermag, Inc.                                  CN       218,466
                                                                   ------------
                                                                        218,466
                                                                   ------------
CONSUMER NON-DURABLES   8.3%

        4,000   Van Melle NV                                   NL       213,065
      105,000   McBride PLC                                    UK       260,940
                                                                   ------------
                                                                        474,005
                                                                   ------------
CONSUMER SERVICES   21.3%

       60,000   P4 Radio Hele Norge ASA                        NO       244,968
        7,500   Investec-Consultoria Internacional SA          PT       294,540
        1,160   PublicGroupe SA                                SZ       309,036
        1,650   The Selecta Group                              SZ       363,872
                                                                   ------------
                                                                      1,212,416
                                                                   ------------
FINANCIAL SERVICES   2.5%

 *     27,500   United Panam Financial Corp.                   US       140,938
                                                                   ------------
                                                                        140,938
                                                                   ------------
HEALTH CARE   9.2%

       21,500   Nobel Biocare                                  SW       262,044
          215   Stratec Holding AG                             SZ       262,525
                                                                   ------------
                                                                        524,569
                                                                   ------------
RAW MATERIALS   7.6%

        6,250   Rinol AG                                       GM       202,161
       98,000   Victrex PLC                                    UK       229,604
                                                                   ------------
                                                                        431,765
                                                                   ------------

                                                            Country   Value
Shares          Security Description                          Code   (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (COMPONENTS)   7.6%

      615,000   Electronic Resources Ltd.                      SG  $    435,633
                                                                   ------------
                                                                        435,633
                                                                   ------------
TECHNOLOGY (EQUIPMENT)   6.1%

 *     10,000   Orbotech Ltd.                                  IS       350,000
                                                                   ------------
                                                                        350,000
                                                                   ------------
TECHNOLOGY (SOFTWARE)   16.0%

 *     44,500   Lectra Systemes                                FR       259,877
 *     30,000   Tecnomatix Technologies Ltd.                   IS       435,000
 *      3,000   Electric Farm ASA                              NO         4,389
       45,000   JBA Holdings PLC                               UK       210,862
                                                                   ------------
                                                                        910,128
                                                                   ------------

                TOTAL STOCKS (Cost $6,505,333)                        5,348,067
                                                                   ------------

SHORT-TERM SECURITIES   8.0%

      455,319   SSgA Prime Money Market Fund                   US  $    455,319
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $455,319)                             455,319
                                                                   ------------

TOTAL INVESTMENTS (Cost $6,960,652), 101.9%                           5,803,386

OTHER ASSETS AND LIABILITIES, NET, (1.9)%                              (109,288)
                                                                   ------------

NET ASSETS,  100.0%                                                $  5,694,098
                                                                   ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  35

                         FREMONT EMERGING MARKETS FUND
                                OCTOBER 31, 1998

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                            Country   Value
Shares          Security Description                          Code   (Note 1)
--------------------------------------------------------------------------------

STOCKS  76.8%
CAPITAL GOODS  3.1%

      107,000   Cheung Kong Infrastructure Holding Ltd.        HK  $    272,180
                                                                   ------------
                                                                        272,180
                                                                   ------------
CONSUMER DURABLES  1.2%

      250,000   Sawang Export Public Co. Ltd.
                 (Foreign Registered)                          TH       103,516
                                                                   ------------
                                                                        103,516
                                                                   ------------
CONSUMER NON-DURABLES  5.4%

      275,000   PT Daya Guna Samudera                          ID       165,916
       16,000   South Africa Breweries Ltd.                    SA       310,303
                                                                   ------------
                                                                        476,219
                                                                   ------------
CONSUMER SERVICES  14.1%

 *  1,446,762   Telesp Celular SA (Preferred B)                BR        70,343
 *      1,840   Lambrakis Media Group                          GR        22,892
 *    130,000   China Telecom (Hong Kong) Ltd.                 HK       244,238
 *    481,500   PT Sonas Topas Tourism                         ID        10,838
 *    229,900   Corporacion Interamericana de
                 Entretenimiento SA (Series B)                 MX       261,293
 *    100,000   Shinawatra Computer Public Co. Ltd.
                 (Foreign Registered)                          TH       477,871
 *    236,428   United Broadcasting Corp. (Foreign Registered) TH       149,252
                                                                   ------------
                                                                      1,236,727
                                                                   ------------
ENERGY  8.5%

       18,800   Petroleo Brasileiro SA, ADR                    BR       236,404
       42,000   Shandong Huaneng Power Co. Ltd., ADR           CH       215,250
       60,000   Sasol Ltd.                                     SA       293,583
                                                                   ------------
                                                                        745,237
                                                                   ------------
FINANCIAL SERVICES  3.9%

 *     15,400   EFG-Hermes Holdings                            EG       177,100
      127,100   Bank Leumi Le-Israel                           IS       161,920
                                                                   ------------
                                                                        339,020
                                                                   ------------
HEALTH CARE  7.4%

       10,000   Pliva D.D., GDR                                CR       147,000
       12,700   Ranbaxy Laboratories Ltd., GDR                 IN       179,705
       45,050   Dar Al-Dawa Development and Investment         JO       319,525
                                                                   ------------
                                                                        646,230
                                                                   ------------
MULTI-INDUSTRY  3.5%

 *     27,000   Mostosal-Warszawa SA                           PO       147,825
 *     49,125   Real Africa Holdings Ltd.                      SA       155,431
                                                                   ------------
                                                                        303,256
                                                                   ------------
RAW MATERIALS  1.2%

        1,630   Titan Cement Co. SA                            GR       100,818
                                                                   ------------
                                                                        100,818
                                                                   ------------

 Shares/                                                    Country   Value
Face Amount     Security Description                          Code   (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY  11.0%

 *     19,500   ForSoft Ltd.                                   IS  $    209,625
 *    130,000   Hana Microelectronics Public Co. Ltd.
                 (Foreign Registered)                          TH       347,679
 *  1,778,400   Netas Northern Electric Telekomunikasyon AS    TU        39,511
 *    103,000   Compal Electronics                             TW       320,833
 *     20,000   D-Link Corp.                                   TW        44,102
                                                                   ------------
                                                                        961,750
                                                                   ------------
TRANSPORTATION  4.3%

      750,000   Shenzhen Expressway Company Ltd.               CH       169,475
    1,060,000   Zhejiang Expressway Co. Ltd.                   CH       208,044
                                                                   ------------
                                                                        377,519
                                                                   ------------
UTILITIES  13.2%

    1,166,454   Telecomunicacoes de Sao Paulo SA (Preferred)   BR       193,610
       12,600   Demasz RT, GDR                                 HU       161,280
       19,600   Mahanagar Telephone Nigam Ltd., GDR            IN       215,110
        7,300   Telefonos de Mexico SA (Class L), ADR          MX       385,532
       15,400   Korea Electric Power Corp., ADR                SK       196,351
                                                                   ------------
                                                                      1,151,883
                                                                   ------------

TOTAL STOCKS (Cost $9,290,902)                                        6,714,355
                                                                   ------------

SHORT-TERM SECURITIES  20.2%

       63,884   SSgA Prime Money Market Fund                             63,884
  $ 1,700,000   FHLMC, DN, 5.420%,(a) 11/2/98                         1,699,744
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $1,763,628)                         1,763,628
                                                                   ------------

TOTAL INVESTMENTS (Cost $11,054,530), 97.0%                           8,477,983

OTHER ASSETS AND LIABILITIES, NET, 3.0%                                 264,192
                                                                   ------------

NET ASSETS, 100.0%                                                 $  8,742,175
                                                                   ============

The accompanying notes are an integral part of these financial statements.

36  FREMONT MUTUAL FUNDS

                           FREMONT U.S. MICRO-CAP FUND
                                OCTOBER 31, 1998

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                      Value
Shares          Security Description                                 (Note 1)
--------------------------------------------------------------------------------

STOCKS   75.6%
BUSINESS EQUIPMENT & SERVICES   11.9%

 *     99,000   24/7 Media, Inc.                                   $  1,132,313
 *    113,600   AmeriLink Corp.                                         965,600
 *    104,500   Arguss Holdings, Inc.                                 1,567,500
 *     92,600   Building One Services Corp.                           1,145,925
 *    170,300   Hospitality Worldwide Services                          872,788
 *    235,900   Integrated Process Equipment Corp.                    2,108,356
 *     29,900   META Group, Inc.                                        717,600
 *    304,100   NuCO2, Inc.                                           2,128,700
 *     62,700   OmniAmerica, Inc.                                     1,246,163
 *     36,500   Realty Information Group, Inc.                          305,688
 *    206,200   Richey Electronics, Inc.                              2,074,888
                                                                   ------------
                                                                     14,265,521
                                                                   ------------
CAPITAL GOODS   3.4%

 *    181,300   IMPCO Technologies, Inc.                              3,059,438
 *    201,000   Miller Industries, Inc.                               1,055,250
                                                                   ------------
                                                                      4,114,688
                                                                   ------------
CONSUMER DURABLES   1.6%

      127,600   Craftmade International, Inc.                         1,850,200
                                                                   ------------
                                                                      1,850,200
                                                                   ------------
CONSUMER NON-DURABLES   5.3%

 *     30,300   The Hain Food Group, Inc.                               609,788
 *    204,700   JAKKS Pacific, Inc.                                   2,072,588
 *    135,100   RARE Hospitality International, Inc.                  1,621,200
 *    149,500   Steven Madden Ltd.                                    1,037,156
 *    110,400   United Retail Group, Inc.                             1,035,000
                                                                   ------------
                                                                      6,375,732
                                                                   ------------
CONSUMER SERVICES   7.4%

 *    137,800   American Classic Voyages Co.                          2,075,613
 *    134,700   Blue Rhino Corp.                                      1,650,075
 *    149,600   Cinar Films, Inc. (Class B)                           3,160,300
 *     90,600   Go2net, Inc.                                          1,993,200
                                                                   ------------
                                                                      8,879,188
                                                                   ------------
ENERGY   1.5%

 *     69,900   KTI, Inc.                                             1,467,900
 *     18,500   Veritas DGC, Inc.                                       344,563
                                                                   ------------
                                                                      1,812,463
                                                                   ------------
HEALTH CARE   10.0%

 *     58,000   ArthroCare Corp.                                      1,029,500
 *    291,200   Cytyc Corp.                                           4,877,600
 *     17,600   GelTex Pharmaceuticals, Inc.                            440,000
 *    636,900   Genelabs Technologies, Inc.                           1,373,316
 *    227,000   Intensiva Healthcare Corp.                            1,276,875
 *     94,600   Monarch Dental Corp.                                  1,135,200
 *     77,600   Perclose, Inc.                                        1,852,700
                                                                   ------------
                                                                     11,985,191
                                                                   ------------
RAW MATERIALS   0.8%

      171,600   Northern Technologies International                     997,425
                                                                   ------------
                                                                        997,425
                                                                   ------------

 Shares/                                                              Value
Face Amount     Security Description                                 (Note 1)
--------------------------------------------------------------------------------

RETAIL   6.2%

      115,500   J. Baker, Inc.                                     $    635,250
 *     22,400   Media Arts Group, Inc.                                  285,600
 *    261,600   Movie Gallery, Inc.                                   1,046,400
 *    105,300   Quiksilver, Inc.                                      2,178,394
 *     90,900   Rent-Way, Inc.                                        2,147,513
 *     33,150   Successories, Inc.                                       99,450
 *     43,200   Tractor Supply Co.                                    1,069,200
                                                                   ------------
                                                                      7,461,807
                                                                   ------------
TECHNOLOGY (COMPONENTS)   10.0%

 *    200,000   Anaren Microwave, Inc.                                2,575,000
 *     87,200   Micrel, Inc.                                          2,866,700
 *    457,700   Orckit Communications Ltd.                            5,892,887
 *    131,400   Southwall Technologies, Inc.                            706,274
                                                                   ------------
                                                                     12,040,861
                                                                   ------------
TECHNOLOGY (EQUIPMENT)   2.2%

 *    140,300   Proxim, Inc.                                          2,095,731
 *    126,400   Schmitt Industries, Inc.                                513,500
                                                                   ------------
                                                                      2,609,231
                                                                   ------------
TECHNOLOGY (SOFTWARE)   15.3%

 *    270,000   Acclaim Entertainment, Inc.                           2,160,000
 *    337,700   MDSI Mobile Data Solutions, Inc.(b)                   4,558,950
 *     63,200   New Era of Networks, Inc.                             3,112,600
 *    238,000   OrCAD, Inc.                                           1,918,873
 *    120,600   Peerless Systems Corp.                                  829,125
 *     43,586   Peregrine Systems, Inc.                               1,520,061
 *     87,500   TSI International Software Ltd.                       2,745,312
 *    561,400   V-One Corp.                                           1,491,218
                                                                   ------------
                                                                     18,336,139
                                                                   ------------

TOTAL STOCKS (Cost  $103,285,884)                                    90,728,446
                                                                   ------------

SHORT-TERM SECURITIES   30.4%

      126,686   SSgA Prime Money Market Fund                            126,686
  $ 5,000,000   Eksportfinans ASA, CP, 5.455%,(a) 11/06/98            4,996,215
    4,500,000   Goldman Sachs Group LP, CP, 5.151%,(a) 11/02/98       4,499,356
    5,500,000   General Electric Capital Corp., CP,
                 5.164%,(a) 11/05/98                                  5,496,847
    5,000,000   Jostens,Inc., CP, 5.121%,(a) 11/02/98                 4,999,289
**  5,000,000   Koch Industries, CP, 5.202%,(a) 11/03/98              4,998,556
    5,400,000   Merrill Lynch & Co., CP, 5.153%,(a) 11/04/98          5,397,682
    6,000,000   Xerox Corp., CP, 5.702%,(a) 11/02/98                  5,999,050
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $36,513,681)                       36,513,681
                                                                   ------------

TOTAL INVESTMENTS (Cost $139,799,565), 106.0%                       127,242,127

OTHER ASSETS AND LIABILITIES, NET, (6.0)%                            (7,226,300)
                                                                   ------------

NET ASSETS,100.0%                                                  $120,015,827
                                                                   ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  37

                          FREMONT U.S. SMALL CAP FUND
                                OCTOBER 31, 1998

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                      Value
Shares          Security Description                                 (Note 1)
--------------------------------------------------------------------------------

STOCKS   85.2%
BUSINESS EQUIPMENT & SERVICES   24.8%

 *     12,000   Building One Services Corp.                        $    148,500
 *      1,300   CSG Systems International, Inc.                          70,850
 *      3,400   IDT Corp.                                                56,525
 *      4,000   Metro Networks, Inc.                                    146,500
 *     12,000   Metzler Group, Inc.                                     504,000
        3,400   National Data Corp.                                     115,175
 *     10,792   Nova Corp.                                              311,619
 *     15,500   NuCO2, Inc.                                             108,500
 *      1,500   Rental Service Corp.                                     33,375
 *     33,500   TeleTech Holdings, Inc.                                 330,813
                                                                   ------------
                                                                      1,825,857
                                                                   ------------
CONSUMER NON-DURABLES   0.8%

 *      4,200   Helen of Troy Ltd.                                       62,475
                                                                   ------------
                                                                         62,475
                                                                   ------------
CONSUMER SERVICES   9.9%

 *      9,750   American Classic Voyages Co.                            146,859
 *     14,400   Cinar Films, Inc. (Class B)                             304,200
 *     17,400   Foodmaker, Inc.                                         275,138
                                                                   ------------
                                                                        726,197
                                                                   ------------
ENERGY   0.9%

 *      7,200   Global Industries Ltd.                                   69,300
                                                                   ------------
                                                                         69,300
                                                                   ------------
HEALTH CARE   14.1%

 *     20,100   Cytyc Corp.                                             336,675
 *     19,900   Orthodontic Centers of America, Inc.                    376,856
 *      3,000   PathoGenesis Corp.                                      120,000
 *      4,800   Sunrise Assisted Living, Inc                            206,700
                                                                   ------------
                                                                      1,040,231
                                                                   ------------
RETAIL   4.7%

        1,000   Burlington Coat Factory Warehouse Corp.                  15,000
 *      4,000   Guitar Center, Inc.                                      68,500
 *      1,500   Media Arts Group, Inc.                                   19,125
 *      1,200   Michaels Stores, Inc.                                    24,000
 *     16,000   Musicland Stores Corp.                                  211,000
                                                                   ------------
                                                                        337,625
                                                                   ------------
TECHNOLOGY (COMPONENTS)   6.4%

 *      5,500   Micrel, Inc.                                            180,813
 *     19,000   Orckit Communications Ltd.                              244,625
 *      1,000   PMC-Sierra, Inc.                                         44,875
                                                                   ------------
                                                                        470,313
                                                                   ------------

 Shares/                                                              Value
Face Amount     Security Description                                 (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT)   1.2%

 *      5,400   ANTEC Corp.                                        $     89,775
                                                                   ------------
                                                                         89,775
                                                                   ------------
TECHNOLOGY (SOFTWARE)   17.2%

 *      5,900   Axent Technologies, Inc.                                148,238
 *     10,800   CBT Group PLC, ADR                                      128,925
 *      4,300   Entrust Technologies, Inc.                               71,488
 *      7,000   FORE Systems, Inc.                                      109,375
 *     15,000   MDSI Mobile Data Solutions, Inc.                        202,500
 *      6,700   New Era of Networks, Inc.                               329,975
 *      6,900   Peerless Systems Corp.                                   47,438
 *      1,900   Peregrine Systems, Inc.                                  66,263
 *      5,300   VeriSign, Inc.                                          162,644
                                                                   ------------
                                                                      1,266,846
                                                                   ------------
UTILITIES   5.2%

 *      7,200   Calpine Corp.                                           160,200
 *     17,500   Crown Castle International Corp.                        225,310
                                                                   ------------
                                                                        385,510
                                                                   ------------

TOTAL STOCKS (Cost $6,141,994)                                        6,274,129
                                                                   ------------

SHORT-TERM SECURITIES  20.9%

       42,030   SSgA Prime Money Market Fund                             42,030
  $ 1,500,000   FHLMC, DN, 5.420%,(a) 11/02/98                        1,499,774
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $1,541,804)                         1,541,804
                                                                   ------------

TOTAL INVESTMENTS (Cost $7,683,798), 106.1%                           7,815,933

OTHER ASSETS AND LIABILITIES, NET, (6.1)%                              (448,864)
                                                                   ------------

NET ASSETS, 100.0%                                                 $  7,367,069
                                                                   ============

The accompanying notes are an integral part of these financial statements.

38  FREMONT MUTUAL FUNDS

                              FREMONT SELECT FUND
                                OCTOBER 31, 1998

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                      Value
Shares          Security Description                                 (Note 1)
--------------------------------------------------------------------------------

STOCKS   82.6%
BUSINESS EQUIPMENT & SERVICES   9.1%

 *      4,400   Aspect Telecommunications Corp.                    $     66,550
        7,900   Equifax, Inc.                                           305,630
 *      7,200   Harbinger Corp.                                          47,700
                                                                   ------------
                                                                        419,880
                                                                   ------------
CONSUMER SERVICES   7.5%

        6,100   Meredith Corp.                                          225,700
 *      5,500   Premier Parks, Inc.                                     122,031
                                                                   ------------
                                                                        347,731
                                                                   ------------
ENERGY   10.0%

        7,500   ENSCO International, Inc.                               100,781
 *      7,400   The Houston Exploration Co.                             131,350
        2,300   Transocean Offshore, Inc.                                84,956
 *      5,400   Weatherford International, Inc.                         146,813
                                                                   ------------
                                                                        463,900
                                                                   ------------
FINANCIAL SERVICES   12.9%

        4,518   ABN AMRO Holding NV, ADR (Netherlands)                   86,689
        3,500   CMAC Investment Corp.                                   146,563
        2,900   Fremont General Corp.                                   143,188
        5,100   Mercury General Corp.                                   216,750
                                                                   ------------
                                                                        593,190
                                                                   ------------
HEALTH CARE   16.8%

 *      3,000   Biogen, Inc.                                            208,500
 *      2,100   Forest Laboratories, Inc. (Class A)                      87,806
 *     33,900   Ligand Pharmaceuticals                                  368,662
 *      2,100   Universal Health Services, Inc.                         107,756
                                                                   ------------
                                                                        772,724
                                                                   ------------

                                                                      Value
Shares          Security Description                                 (Note 1)
--------------------------------------------------------------------------------

RAW MATERIALS   2.3%

 *      5,200   Buckeye Technologies, Inc.                              104,000
                                                                   ------------
                                                                        104,000
                                                                   ------------
RETAIL   6.6%

 *     13,400   Consolidated Stores Corp.                          $    220,263
        3,500   Dollar General Corp.                                     83,563
                                                                   ------------
                                                                        303,826
                                                                   ------------
TECHNOLOGY   17.4%

        2,200   Cordant Technologies, Inc.                               89,513
 *      9,000   Hexcel Corp.                                             98,438
 *      4,800   NCR Corp.                                               161,400
 *      3,000   Peoplesoft, Inc.                                         63,563
 *      8,700   Xilinx, Inc.                                            388,508
                                                                   ------------
                                                                        801,422
                                                                   ------------

TOTAL STOCKS (Cost $4,478,867)                                        3,806,673
                                                                   ------------

SHORT-TERM SECURITIES   17.3%

      796,931   SSgA Prime Money Market Fund                            796,931
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $796,931)                             796,931
                                                                   ------------

TOTAL INVESTMENTS (Cost $5,275,798), 99.9%                            4,603,604

OTHER ASSETS AND LIABILITIES, NET, 0.1%                                   6,791
                                                                   ------------

NET ASSETS, 100.0%                                                 $  4,610,395
                                                                   ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  39

                              FREMONT GROWTH FUND
                                OCTOBER 31, 1998

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                      Value
Shares          Security Description                                 (Note 1)
--------------------------------------------------------------------------------

STOCKS  84.3%
BUSINESS EQUIPMENT & SERVICES   2.3%

 *    225,900   EarthShell Corp.                                   $  2,075,454
       71,900   Republic Services, Inc                                1,572,813
                                                                   ------------
                                                                      3,648,267
                                                                   ------------
CAPITAL GOODS   4.3%

       30,200   Caterpillar, Inc.                                     1,359,000
       30,400   Deere & Co.                                           1,075,400
       49,800   General Electric Co.                                  4,357,500
                                                                   ------------
                                                                      6,791,900
                                                                   ------------
CONSUMER DURABLES   3.1%

       90,300   Ford Motor Co.                                        4,898,775
                                                                   ------------
                                                                      4,898,775
                                                                   ------------
CONSUMER NON-DURABLES   5.2%

        6,900   Anheuser Busch Cos., Inc.                               410,119
 *      8,800   Canandaigua Brands, Inc. (Class A)                      441,100
       30,300   Coca-Cola Co.                                         2,049,038
        7,000   Eastman Kodak Co.                                       542,500
       14,600   Pepsico, Inc.                                           492,750
       61,800   Philip Morris Cos., Inc.                              3,159,525
       14,400   Procter & Gamble Co.                                  1,279,800
                                                                   ------------
                                                                      8,374,832
                                                                   ------------
CONSUMER SERVICES   5.4%

      117,400   Avado Brands, Inc.                                      924,525
       32,800   Carnival Corp.                                        1,061,900
       72,500   Cedar Fair, L.P.                                      1,798,906
       62,000   Intl Game Technology                                  1,398,875
       54,000   Royal Caribbean Cruises Ltd.                          1,505,250
 *     11,800   Viacom, Inc. (Class B)                                  706,525
       33,200   Wiley (John) & Sons (Class A)                         1,213,875
                                                                   ------------
                                                                      8,609,856
                                                                   ------------
ENERGY   2.8%

       39,100   Exxon Corp.                                           2,785,875
       35,000   Helmerich & Payne, Inc.                                 833,437
       17,500   Schlumberger Ltd.                                       918,750
                                                                   ------------
                                                                      4,538,062
                                                                   ------------
FINANCIAL SERVICES (BANKS)   6.5%

       20,200   Bank of New York Co., Inc                               637,563
       15,729   BankAmerica Corp.                                       903,434
        9,300   First Union Corp.                                       539,400
       16,600   Fleet Financial Group, Inc.                             662,963
       29,850   MBNA Corp.                                              680,953
       14,500   Mellon Bank Corp.                                       871,813
       36,600   Norwest Corp.                                         1,361,063
       21,000   PNC Bank Corp.                                        1,050,000
 *      9,900   Republic New York Corp.                                 413,944
       16,800   Star Banc Corp.                                       1,270,500
        5,200   Wells Fargo & Co.                                     1,924,000
                                                                   ------------
                                                                     10,315,633
                                                                   ------------
FINANCIAL SERVICES (OTHER)   7.6%

       11,800   Aetna, Inc.                                             880,575
       30,100   Allstate Corp.                                        1,296,181
       12,600   American International Group, Inc.                    1,074,150

                                                                      Value
Shares          Security Description                                 (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER)   (cont.)

        9,300   Associates First Capital Corp.                     $    655,650
       23,300   C.I.T. Group, Inc.(Class A)                             636,381
       47,800   Citigroup, Inc.                                       2,249,588
       13,900   Countrywide Credit Industries, Inc.                     600,306
       18,200   Federal Home Loan Mortgage Corp.                      1,046,500
       16,300   Federal National Mortgage Association                 1,154,244
       12,600   MBIA, Inc.                                              770,175
        7,700   Merrill Lynch & Co., Inc.                               456,225
       11,700   Morgan Stanley, Dean Witter and Co.                     757,575
       17,200   Travelers Property Casualty Corp.                       527,825
                                                                   ------------
                                                                     12,105,375
                                                                   ------------
HEALTH CARE   10.1%

       29,800   Abbott Laboratories                                   1,398,738
       16,600   American Home Products Corp.                            809,250
       18,100   Bristol-Myers Squibb Co.                              2,001,181
       21,100   HBO & Co.                                               553,875
 *     33,200   Healthsouth Rehabilitation Corp.                        402,550
       18,600   Johnson & Johnson                                     1,515,900
       17,200   Lilly (Eli) & Co.                                     1,392,125
       17,500   Merck & Co.                                           2,366,875
       24,200   Pfizer, Inc.                                          2,596,963
       11,000   Schering Plough Corp.                                 1,131,625
       24,400   Warner-Lambert Co.                                    1,912,350
                                                                   ------------
                                                                     16,081,432
                                                                   ------------
MULTI-INDUSTRY   0.9%

       36,500   Allied-Signal, Inc.                                   1,421,219
                                                                   ------------
                                                                      1,421,219
                                                                   ------------
RAW MATERIALS   2.8%

        6,300   Dow Chemical Co.                                        589,838
        8,100   Du Pont (E.I.) de Nemours & Co.                         465,750
       43,200   Reliance Steel & Aluminum                             1,336,500
 *    116,400   W.R. Grace & Co.                                      2,022,450
                                                                   ------------
                                                                      4,414,538
                                                                   ------------
RETAIL   5.5%

 *     17,500   Abercrombie & Fitch Co. (Class A)                       694,531
       15,200   Dayton-Hudson Corp.                                     644,100
       40,500   Home Depot, Inc.                                      1,761,750
       25,600   Lowe's Cos., Inc.                                       862,400
 *     45,600   Papa John's International, Inc.                       1,731,375
       14,400   Sears, Roebuck and Co.                                  647,100
       36,100   Wal-Mart Stores, Inc.                                 2,490,900
                                                                   ------------
                                                                      8,832,156
                                                                   ------------
TECHNOLOGY   15.5%

       32,000   Boeing Co.                                            1,200,000
 *     29,250   Cisco Systems, Inc.                                   1,842,750
       31,500   Compaq Computer Corp.                                   996,188
       17,600   Computer Associates International, Inc.                 693,000
 *     14,900   Compuware Corp.                                         807,394
 *     33,400   Dell Computer Corp.                                   2,191,875
 *     25,000   Electronic Arts, Inc.                                 1,028,125
 *     21,900   EMC Corp/Mass                                         1,409,813
 *     28,000   Gulfstream Aerospace Corp.                            1,239,000
       15,400   Hewlett-Packard Co.                                     926,888
       26,500   Intel Corp.                                           2,363,469

The accompanying notes are an integral part of these financial statements.

40  FREMONT MUTUAL FUNDS

                               FREMONT GROWTH FUND
                                OCTOBER 31, 1998

                                                                      Value
Shares          Security Description                                 (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (cont.)

       14,100   International Business Machines Corp.              $  2,092,969
 *     40,600   Microsoft Corp.                                       4,298,525
 *     49,100   Oracle Systems Corp.                                  1,451,519
 *     19,200   Sun Microsystems, Inc.                                1,118,400
       10,400   United Technologies Corp.                               990,600
                                                                   ------------
                                                                     24,650,515
                                                                   ------------
TRANSPORTATION   0.4%

       22,800   Burlington Northern Sante Fe Corp.                      703,949
                                                                   ------------
                                                                        703,949
                                                                   ------------
UTILITIES   11.9%

 *     35,400   AES Corp.                                             1,449,188
 *     20,100   AirTouch Communications, Inc.                         1,125,600
       47,200   AT&T Corp.                                            2,938,200
       26,200   Bell Atlantic Corp.                                   1,391,875
       17,800   BellSouth Corp.                                       1,420,662
       39,500   Coastal Corp.                                         1,392,374
       97,100   Empire District Electric Co.                          2,221,162
          900   Enron Corp.                                              47,474
       26,900   GTE Corp.                                             1,578,693
       19,800   Lucent Technologies, Inc.                             1,587,713
 *     39,900   MCI WorldCom, Inc.                                    2,204,475
       33,500   SBC Communications, Inc.                              1,551,469
                                                                   ------------
                                                                     18,908,885
                                                                   ------------

TOTAL STOCKS (Cost $123,233,959)                                    134,295,394
                                                                   ------------

 Shares/                                                              Value
Face Amount     Security Description                                 (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES   16.1%

       86,344   SSgA Prime Money Market Fund                       $     86,344
  $ 7,500,000   Goldman Sachs Group LP, CP, 5.151%,(a) 11/02/98       7,498,927
    7,500,000   Hitachi America Ltd., CP, 5.209%,(a) 11/12/98         7,488,083
    5,700,000   Merrill Lynch & Co., CP, 5.280%,(a) 11/13/98          5,689,987
    3,000,000   Petrofina (Delaware), Inc., CP, 5.582%,(a) 11/02/98   2,999,535
 +  1,863,000   U.S. Treasury Bill, 4.460%,(a) 12/17/98               1,852,383
 +    150,000   U.S. Treasury Bill, 4.520%,(a) 12/17/98                 149,133
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $25,764,392)                       25,764,392
                                                                   ------------

TOTAL INVESTMENTS (Cost $148,998,351), 100.4%                       160,059,786

OTHER ASSETS AND LIABILITIES, NET, (0.4)%                              (684,444)
                                                                   ------------

NET ASSETS, 100.0%                                                 $159,375,342
                                                                   ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  41

                      FREMONT REAL ESTATE SECURITIES FUND
                                OCTOBER 31, 1998

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                      Value
Shares          Security Description                                 (Note 1)
--------------------------------------------------------------------------------

STOCKS   85.0%
REITs (APARTMENTS)   12.2%

       15,000   Apartment Investment & Management Co.              $    524,063
        1,000   Associated Estates Realty Corp.                          13,188
       40,300   Berkshire Realty Company, Inc.                          362,700
       21,581   Equity Residential Properties Trust                     906,381
       76,400   Lexford Residential Trust                             1,356,100
       32,200   Town and Country Trust, The                             485,013
       19,600   Walden Residential Properties, Inc.                     452,025
                                                                   ------------
                                                                      4,099,470
                                                                   ------------
REITs (DIVERSIFIED)   11.0%

       63,400   Aegis Realty, Inc.                                      586,450
      156,800   Banyan Strategic Realty Trust                           833,000
       19,100   Boddie-Noell Properties, Inc.                           219,650
       20,000   Crescent Real Estate Equities Co.                       501,250
       68,900   Pacific Gulf Properties, Inc.                         1,365,081
        5,000   Vornado Realty Trust                                    168,438
                                                                   ------------
                                                                      3,673,869
                                                                   ------------
REITs (HOTELS)   6.1%

       17,400   FelCor Suite Hotels, Inc.                               409,988
       30,000   LaSalle Hotel Properties                                348,750
      105,568   Patriot American Hospitality, Inc.                      936,916
       40,000   Winston Hotels, Inc.                                    342,500
                                                                   ------------
                                                                      2,038,154
                                                                   ------------
REITs (INDUSTRIAL)   4.5%

      127,000   American Industrial Properties REIT                   1,341,438
       10,100   Prime Group Realty Trust                                162,231
                                                                   ------------
                                                                      1,503,669
                                                                   ------------
REITs (OFFICE/INDUSTRIAL)   4.0%

       65,100   Prentiss Properties Trust                             1,342,688
                                                                   ------------
                                                                      1,342,688
                                                                   ------------
REITs (MORTGAGE BACKED)   1.8%

       26,400   Asset Investors Corp.                                   367,950
       17,900   Resource Asset Investment Trust                         219,275
                                                                   ------------
                                                                        587,225
                                                                   ------------
REITs (OFFICE)   16.3%

       40,000   Brandywine Realty Trust                                 715,000
       33,200   CarrAmerica Realty Corp.                                747,000
      116,900   Corporate Office Properties Trust, Inc.                 891,363
       18,000   Equity Office Properties Trust                          432,000
       39,800   G & L Realty Corp.                                      601,975
        9,800   G & L Realty Corp. (Preferred A)                        215,600
        3,000   G & L Realty Corp. (Preferred B)                         63,000
       10,000   Great Lakes REIT, Inc.                                  164,375
       38,000   Highwoods Properties, Inc.                            1,061,625
       28,500   Tower Realty Trust, Inc.                                577,125
                                                                   ------------
                                                                      5,469,063
                                                                   ------------

 Shares/                                                              Value
Face Amount     Security Description                                 (Note 1)
--------------------------------------------------------------------------------

REITs (OUTLET CENTERS)  1.4%

       49,800   Prime Retail, Inc.                                 $    482,438
                                                                   ------------
                                                                        482,438
                                                                   ------------
REITs (REGIONAL MALLS)  6.2%

       23,200   Commercial Net Lease Realty, Inc.                       340,750
       87,700   Glimcher Realty Trust                                 1,419,644
       10,000   Simon Property Group, Inc.                              299,375
                                                                   ------------
                                                                      2,059,769
                                                                   ------------
REITs (SELF STORAGE)  3.7%

       32,100   Sovran Self Storage, Inc.                               822,563
       14,600   The Rouse Co.                                           409,713
                                                                   ------------
                                                                      1,232,276
                                                                   ------------
REITs (COMMUNITY CENTERS)  14.1%

       15,300   Agree Realty Corp.                                      282,094
       99,600   IRT Property Co.                                      1,020,900
       68,400   Kranzco Realty Trust                                  1,017,450
       96,300   Malan Realty Investors, Inc.                          1,450,519
       59,400   Ramco-Gershenson Properties Trust                       931,838
                                                                   ------------
                                                                      4,702,801
                                                                   ------------
REITs (TRIPLE NET LEASE)  0.7%

       19,500   Lexington Corp. Properties Trust                        243,750
                                                                   ------------
                                                                        243,750
                                                                   ------------
NON-REITS (DIVERSIFIED)  3.0%

 *    117,200   Wellsford Real Properties, Inc.                       1,010,844
                                                                   ------------
                                                                      1,010,844
                                                                   ------------

TOTAL STOCKS (Cost $31,642,379)                                      28,446,016
                                                                   ------------

SHORT-TERM SECURITIES  16.2%

       40,917   SSgA Prime Money Market Fund                             40,917
  $ 5,400,000   FHLMC, DN, 5.420%,(a) 11/02/98                        5,399,187
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $5,440,104)                         5,440,104
                                                                   ------------

TOTAL INVESTMENTS (Cost $37,082,483), 101.2%                         33,886,120

OTHER ASSETS AND LIABILITIES, NET, (1.2)%                              (404,263)
                                                                   ------------

NET ASSETS, 100.0%                                                 $ 33,481,857
                                                                   ============

The accompanying notes are an integral part of these financial statements.

42  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                                OCTOBER 31, 1998

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                                 Coupon     Maturity       Value
Face Amount     Issuer                                                                            Rate        Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

BONDS  82.8%
FIXED RATE AND ADJUSTABLE RATE MORTGAGE SECURITIES  25.0%
  $ 1,973,621   FHLMC ........................................................................    6.000%    04/01/28   $  1,952,030
      967,318   FHLMC ........................................................................    6.000%    06/01/28        957,036
    2,218,703   FHLMC ........................................................................    6.000%    07/01/28      2,194,431
    6,868,494   FHLMC ........................................................................    6.000%    07/01/28      6,793,353
    1,482,767   FHLMC ........................................................................    6.000%    08/01/28      1,466,546
      585,085   FHLMC ........................................................................    6.000%    08/01/28        578,684
      137,204   FHLMC ........................................................................    6.000%    08/01/28        135,702
      107,021   FHLMC ........................................................................    6.000%    08/01/28        105,850
      356,867   FHLMC ........................................................................    6.000%    08/01/28        352,963
       52,918   FHLMC ........................................................................    6.000%    08/01/28         52,339
      418,891   FHLMC ........................................................................    6.500%    01/01/26        422,422
      147,019   FHLMC ........................................................................    6.500%    03/01/26        148,259
      506,431   FHLMC ........................................................................    6.500%    04/01/26        510,701
      255,896   FHLMC ........................................................................    6.500%    04/01/26        258,054
      221,580   FHLMC ........................................................................    6.500%    04/01/26        223,448
      186,408   FHLMC ........................................................................    6.500%    05/01/26        187,980
      427,572   FHLMC ........................................................................    8.250%    08/01/17        446,184
    3,900,000   FHLMC GOLD TBA ...............................................................    6.000%    12/10/28      3,854,906
      800,000   FHLMC Gold TBA ...............................................................    6.000%    01/14/29        790,000
    3,200,000   FHLMC GOLD TBA ...............................................................    6.500%    12/10/28      3,223,000
      403,545   FNMA .........................................................................    8.500%    05/01/25        420,317
      444,428   FNMA ARM .....................................................................    7.739%    11/01/23        452,761
   15,000,000   FNMA TBA .....................................................................    6.000%    01/14/29     14,796,094
    3,928,607   GNMA .........................................................................    6.000%    01/15/24      3,893,013
    1,681,543   GNMA .........................................................................    6.000%    01/15/24      1,666,308
       39,401   GNMA .........................................................................    6.500%    02/15/24         39,832
      891,136   GNMA .........................................................................    6.500%    03/15/24        900,885
       32,106   GNMA .........................................................................    6.500%    06/15/24         32,457
      182,205   GNMA .........................................................................    8.000%    06/15/25        188,753
      180,509   GNMA II ARM ..................................................................    6.875%    04/20/21        183,697
    1,044,522   GNMA II ARM ..................................................................    6.875%    03/20/24      1,057,472
    1,815,363   GNMA II ARM ..................................................................    6.625%    08/20/25      1,827,232
    1,232,272   GNMA II ARM ..................................................................    7.000%    10/20/25      1,244,502
      295,218   GNMA II ARM ..................................................................    7.000%    11/20/24        298,132
    1,840,176   GNMA II ARM ..................................................................    7.000%    11/20/26      1,859,450
    3,500,000   GNMA TBA .....................................................................    6.500%    11/18/28      3,538,828
                                                                                                                       ------------
                                                                                                                         57,053,621
                                                                                                                       ------------
COLLATERALIZED MORTGAGE OBLIGATIONS  25.8%

    5,000,000   BA Mortgage Securities, Inc. CMO, 1998-4, PAC-1 REMIC ........................    6.600%    08/25/28      5,044,605
      500,000   Chase Mortgage Finance Corp. CMO, 1998-S6-A17 ................................    6.750%    10/25/28        495,415
      385,298   Collateralized Mortgage Securities Corp. CMO, J-5Z, REMIC ....................    7.985%    05/01/17        384,895
    1,339,264   FHLMC CMO, 1018 0Z, PAC-1 (11) REMIC .........................................    7.000%    11/15/20      1,364,555
    5,301,000   FHLMC CMO, Series T-011-A5 SEQ ...............................................    6.500%    01/25/15      5,321,939
    8,000,000   FHLMC CMO, Series T-011-A6 SEQ ...............................................    6.500%    09/25/18      8,368,536
   15,000,000   FNMA CMO, 1992-131KA, PAC (11) REMIC .........................................    8.000%    01/25/22     15,848,145
      200,000   FNMA CMO, 1993-11J, PAC REMIC ................................................    7.500%    02/25/08        213,175
    8,000,000   GNMA CMO, 1998-15C ...........................................................    6.500%    06/20/28      7,704,952
    1,000,000   Morgan Stanley Mortgage Trust CMO, 40-8, PAC (11) REMIC ......................    7.000%    07/20/21      1,021,564
   10,000,000   Residential Funding Mortgage Securities I, Inc. CMO, 1997-S17-A5 .............    7.000%    11/25/27     10,142,470
    3,000,000   Securitized Asset Sales, lnc. CMO, 1993-2A9, PAC (11) REMIC ..................    6.200%    07/25/08      3,008,432
                                                                                                                       ------------
                                                                                                                         58,918,683
                                                                                                                       ------------
CORPORATE BONDS  22.1%

    5,000,000   Associates Corp. .............................................................    5.750%    11/01/03      5,011,550
    3,000,000   AT&T Capital Corp., FRN ......................................................    5.675%    04/01/99      2,999,808
    4,000,000   BankAmerica Corp., FRN .......................................................    5.520%    03/05/01      3,984,840
    5,000,000   Calenergy Co., Inc., (Step Bond) .............................................   10.250%    01/15/04      5,262,500
    1,000,000   Citicorp, FRN ................................................................    5.777%    08/13/02        980,040

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  43

                               FREMONT BOND FUND
                                OCTOBER 31, 1998

                                                                                                 Coupon     Maturity       Value
Face Amount     Issuer                                                                            Rate        Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS  (cont.)
  $ 2,000,000   Citicorp, FRN ................................................................    5.787%    11/12/02   $  1,958,340
      785,000   Delta Air Lines, Inc. (Sinking Fund Bond) ....................................    9.450%    02/14/06        889,625
    1,577,000   Delta Air Lines, Inc. (Sinking Fund Bond) ....................................    9.450%    02/26/06      1,788,444
    3,000,000   Ford Motor Credit, FRN .......................................................    5.765%    09/03/01      2,980,368
    2,000,000   Ford Motor Credit, FRN .......................................................    5.812%    02/13/03      1,980,208
    3,000,000   Ford Motor Credit, FRN .......................................................    5.813%    03/05/01      2,991,399
    2,600,000   General Motors Acceptance Corp. ..............................................    5.347%    04/29/02      2,578,657
    2,500,000   General Motors Acceptance Corp. ..............................................    5.787%    08/18/03      2,468,263
    2,000,000   Goldman Sachs Group, FRN .....................................................    5.897%    11/24/00      1,994,560
    3,000,000   Goldman Sachs Group, FRN .....................................................    5.917%    02/22/02      2,975,223
    2,000,000   Imperial Chemical PLC ........................................................    5.656%    12/05/98      2,000,100
      800,000   Lehman Brothers Holdings, Inc. ...............................................    8.150%    05/15/00        814,080
    1,000,000   Residential Reinsurance ......................................................    9.847%    06/01/99        995,000
      225,000   Time Warner, Inc. ............................................................    7.975%    08/15/04        248,164
      450,000   Time Warner, Inc. ............................................................    8.110%    08/15/06        506,637
      450,000   Time Warner, Inc. ............................................................    8.180%    08/15/07        512,672
    1,000,000   United Airlines ..............................................................   10.670%    05/01/04      1,213,012
    3,000,000   Worldcom Inc. ................................................................    9.375%    01/15/04      3,121,290
                                                                                                                       ------------
                                                                                                                         50,254,780
                                                                                                                       ------------
FOREIGN GOVERNMENT BONDS  5.1%

NZ
  $ 1,500,000   Government of New Zealand ....................................................    8.000%    04/15/04        893,774
    1,300,000   Government of New Zealand ....................................................   10.000%    03/15/02        787,133
US
  $ 5,000,000   Republic of Argentina, FRN ...................................................    9.165%    04/10/05      4,350,000
    1,475,800   Republic of Argentina, FRN
                (Callable Semiannually in March or September @ 100) ..........................    6.188%    03/31/05      1,218,715
    2,000,000   Republic of Korea ............................................................    8.281%    04/08/00      1,860,000
    3,000,000   Republic of Philippines ......................................................    6.500%    12/01/17      2,505,000
                                                                                                                       ------------
                                                                                                                         11,614,622
                                                                                                                       ------------
U.S. GOVERNMENT & AGENCY BONDS  4.8%

   10,000,000   FNMA, MTN ....................................................................    6.200%    08/12/08     10,315,600
    2,100,000   U.S. Treasury Strips .........................................................    5.697%(a) 08/15/19        654,276
                                                                                                                       ------------
                                                                                                                         10,969,876
                                                                                                                       ------------
STRIPPED MORTGAGE SECURITIES   0.0%

      542,096   FNMA lnterest Only, 1994-27WB, PAC-1 REMIC ...................................    6.500%    06/25/14          5,174
                                                                                                                       ------------
                                                                                                                              5,174
                                                                                                                       ------------

                TOTAL BONDS (Cost $186,229,892)                                                                         188,816,756
                                                                                                                       ------------
OTHER SECURITIES 0.2%

       50,000   Call Option on U.S. Treasury Note, 5.750%, Strike @ 97.398, Exp. 01/13/99.....                              365,800
                                                                                                                       ------------
                                                                                                                            365,800
                                                                                                                       ------------

                TOTAL OTHER SECURITIES (COST $392,969)                                                                      365,800
                                                                                                                       ------------

 Shares/                                                                                         Discount
Face Amount     Issuer                                                                             Rate
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES  29.8%

    6,036,278   SSgA Prime Money Market Fund........................................................................      6,036,278
  $ 5,100,000   American Express Credit Corp., CP ............................................    5.440%    11/06/98      5,096,147
    1,200,000   American Express Credit Corp., CP ............................................    5.549%    11/10/98      1,198,353
    4,800,000   American Express Credit Corp., CP ............................................    5.270%    11/16/98      4,789,460
      300,000   British Columbia, Province of, CP ............................................    5.510%    11/09/98        299,633
    2,100,000   Du Pont (EI), CP .............................................................    5.490%    11/05/98      2,098,719
    3,000,000   Du Pont (EI), CP .............................................................    5.460%    12/04/98      2,984,985

The accompanying notes are an integral part of these financial statements.

44  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                                OCTOBER 31, 1998

                                                                                                Discount    Maturity       Value
Face Amount     Issuer                                                                            Rate        Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES  (CONT.)
  $ 6,000,000   Du Pont (EI), CP .............................................................    5.170%    12/09/98   $  5,967,257
      300,000   FHLMC, DN ....................................................................    5.035%    01/22/99        296,559
      400,000   Ford Motor Credit Corp., CP ..................................................    5.280%    11/13/98        399,296
    2,000,000   Ford Motor Credit Corp., CP ..................................................    5.420%    01/08/98      1,979,524
    1,500,000   General Electric Capital Corp., CP ...........................................    5.510%    11/02/98      1,499,770
      300,000   General Electric Capital Corp., CP ...........................................    5.470%    11/04/98        299,863
      600,000   General Electric Capital Corp., CP ...........................................    5.510%    11/13/98        598,898
    6,600,000   General Electric Capital Corp., FRN ..........................................    5.300%    11/03/98      6,588,340
      900,000   General Motors Acceptance Corp., CP ..........................................    5.250%    11/04/98        899,606
    4,500,000   International Business Machines Credit Corp., CP .............................    5.260%    11/17/98      4,489,480
    1,500,000   National Rural Utilities, CP .................................................    5.480%    11/19/98      1,495,890
    2,900,000   National Rural Utilities, CP .................................................    5.330%    12/18/98      2,879,820
    1,700,000   New Center Asset, CP .........................................................    5.530%    11/13/98      1,696,866
    5,500,000   Oesterreichische, CP .........................................................    5.335%    12/14/98      5,464,952
    8,000,000   Proctor & Gamble, CP .........................................................    5.400%    12/29/98      7,930,400
    2,000,000   Shell Oil Co., CP ............................................................    5.260%    11/18/98      1,995,032
 +    220,000   U.S. Treasury Bill ...........................................................    4.690%    12/03/98        219,083
 +    335,000   U.S. Treasury Bill ...........................................................    5.000%    12/03/98        333,512
 +     10,000   U.S. Treasury Bill ...........................................................    3.930%    02/04/99          9,896
 +     15,000   U.S. Treasury Bill ...........................................................    4.065%    02/04/99         14,839
 +     25,000   U.S. Treasury Bill ...........................................................    4.075%    02/04/99         24,731
 +     70,000   U.S. Treasury Bill ...........................................................    3.870%    03/04/99         68,992
 +    290,000   U.S. Treasury Bill ...........................................................    4.020%    03/04/99        286,017
 +     20,000   U.S. Treasury Bill ...........................................................    4.060%    03/04/99         19,723
                                                                                                                       ------------

                TOTAL SHORT-TERM SECURITIES (Cost $67,962,005)                                                           67,961,921
                                                                                                                       ------------

                TOTAL INVESTMENTS (Cost $254,584,866), 112.8%                                                           257,144,477

                OTHER ASSETS AND LIABILITIES, NET, (12.8)%                                                              (29,143,416)
                                                                                                                       ------------

                NET ASSETS, 100%                                                                                       $228,001,061
                                                                                                                       ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  45

                           FREMONT MONEY MARKET FUND
                                OCTOBER 31, 1998

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                                Discount    Maturity       Value
Face Amount     Issuer                                                                            Rate        Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER  81.0%
 $**7,500,000   ABB Treasury Center ..........................................................    5.330%    12/18/98   $  7,447,810
   10,000,000   Abbey National Bank PLC ......................................................    5.050%    02/09/99      9,859,722
    7,500,000   AEGON NV .....................................................................    5.260%    11/04/98      7,496,713
    2,500,000   AIG Funding, Inc. ............................................................    5.250%    11/06/98      2,498,177
    5,000,000   Air Products and Chemicals, Inc. .............................................    5.480%    11/13/98      4,990,867
    2,500,000   Akzo Nobel, Inc. .............................................................    5.270%    11/10/98      2,496,706
    5,000,000   Akzo Nobel, Inc. .............................................................    5.510%    11/10/98      4,993,113
   10,000,000   Akzo Nobel, Inc. .............................................................    5.090%    01/28/99      9,875,578
   10,000,000   Alcatel Alsthom, Inc. ........................................................    5.050%    01/27/99      9,877,958
  **5,000,000   Allianz of America Finance Corp. .............................................    5.180%    01/08/99      4,951,078
    5,000,000   Aluminum Co. of America ......................................................    5.490%    11/25/98      4,981,700
    5,000,000   American Express Credit Corp. ................................................    5.450%    12/01/98      4,977,292
   10,000,000   American Express Credit Corp. ................................................    4.750%    03/22/99      9,813,958
    6,500,000   American General Finance Corp. ...............................................    5.070%    12/07/98      6,467,045
    5,000,000   Archer Daniels Midland Co. ...................................................    5.490%    11/10/98      4,993,138
   10,000,000   Archer Daniels Midland Co. ...................................................    5.050%    02/11/99      9,856,917
    7,500,000   Associates Corp. of North America ............................................    5.470%    11/16/98      7,482,906
    7,500,000   Associates First Capital Corp. ...............................................    5.060%    01/25/99      7,410,396
    5,000,000   B.B.V. Finance (Delaware), Inc. ..............................................    5.470%    01/14/99      4,943,781
  **5,000,000   Baker Hughes, Inc. ...........................................................    5.520%    11/12/98      4,991,567
  **4,092,000   Baker Hughes, Inc. ...........................................................    5.300%    12/03/98      4,072,722
    5,000,000   Banque ET Caisse D'Epargne De L'Etat .........................................    5.480%    01/11/99      4,945,961
    5,000,000   BMW US Capital Corp. .........................................................    5.480%    11/24/98      4,982,494
    7,500,000   British Columbia, Province of ................................................    4.700%    04/06/99      7,347,250
    7,500,000   British Columbia, Province of ................................................    4.870%    04/06/99      7,341,725
  **5,000,000   BTR Dunlop Finance, Inc. .....................................................    5.500%    11/12/98      4,991,597
    7,500,000   C.I.T. Group Holdings, Inc. ..................................................    4.950%    03/29/99      7,347,375
    7,500,000   Caisse d'Amortissement de la Dette Sociale ...................................    5.130%    03/15/99      7,356,788
    5,000,000   Canadian Wheat Board .........................................................    5.450%    11/10/98      4,993,188
  **7,500,000   Cargill Global Funding Corp. .................................................    4.910%    04/07/99      7,339,402
   10,000,000   Chevron UK Investment PLC ....................................................    5.050%    02/23/99      9,840,083
    5,000,000   Clorox Co. ...................................................................    5.480%    11/23/98      4,983,256
    7,500,000   Coca-Cola Co. ................................................................    5.030%    01/12/99      7,424,550
    5,000,000   Columbia University, Trustees of .............................................    5.480%    11/05/98      4,996,956
    7,500,000   Daimler-Benz North America Corp. .............................................    5.040%    01/22/99      7,413,900
   10,000,000   Deutsche Bank Financial, Inc. ................................................    5.220%    01/05/99      9,905,750
  **7,500,000   Diageo Capital PLC ...........................................................    5.180%    12/11/98      7,456,833
    5,000,000   Disney (Walt) Co. ............................................................    5.420%    12/14/98      4,967,631
    5,000,000   Electricite de France ........................................................    5.460%    12/04/98      4,974,975
    5,000,000   Export Development Corp. .....................................................    5.380%    11/20/98      4,985,803
    5,000,000   Ford Motor Credit Corp. ......................................................    5.500%    11/06/98      4,996,181
    2,500,000   General Electric Capital Corp. ...............................................    5.480%    11/02/98      2,499,619
    5,000,000   General Electric Capital Corp. ...............................................    5.430%    12/11/98      4,969,833
    7,500,000   General Electric Capital Corp. ...............................................    4.770%    03/18/99      7,363,856
    5,000,000   General Motors Acceptance Corp. ..............................................    5.480%    11/16/98      4,988,583
   10,000,000   General Motors Acceptance Corp. ..............................................    5.060%    02/08/99      9,860,850
  **5,000,000   Glaxo Wellcome PLC ...........................................................    5.460%    11/03/98      4,998,483
    5,000,000   Golden Peanut Co. ............................................................    5.080%    02/12/99      4,927,328
    5,000,000   Goldman Sachs Group LP. ......................................................    5.470%    11/03/98      4,998,481
  **2,500,000   Great Lakes Chemical Corp. ...................................................    5.440%    11/13/98      2,495,467
  **5,000,000   Great Lakes Chemical Corp. ...................................................    5.490%    11/13/98      4,990,850
    5,000,000   Halifax Building Society .....................................................    5.450%    11/02/98      4,999,243
  **7,500,000   Henkel Corp. .................................................................    5.470%    11/10/98      7,489,744
    5,000,000   Hershey Foods Corp. ..........................................................    5.470%    11/12/98      4,991,643
    5,000,000   International Business Machines Corp. ........................................    5.440%    11/04/98      4,997,733
    7,500,000   John Deere Capital Corp. .....................................................    5.420%    11/13/98      7,486,450
   12,500,000   Jostens, Inc. ................................................................    5.120%    11/02/98     12,498,222
    7,500,000   KFW International Finance ....................................................    5.190%    12/09/98      7,458,913
    5,000,000   McCormick & Co., Inc. ........................................................    5.460%    11/02/98      4,999,242
    5,000,000   McGraw Hill ..................................................................    5.480%    11/09/98      4,993,911
    5,000,000   Merrill Lynch & Co., Inc. ....................................................    5.150%    01/29/99      4,936,340
    5,000,000   Merrill Lynch & Co., Inc. ....................................................    5.490%    01/29/99      4,932,138
    6,000,000   Merrill Lynch & Co., Inc. ....................................................    5.030%    02/10/99      5,915,328

The accompanying notes are an integral part of these financial statements.

46  FREMONT MUTUAL FUNDS

                           FREMONT MONEY MARKET FUND
                                OCTOBER 31, 1998

                                                                                                Discount    Maturity       Value
Face Amount     Issuer                                                                            Rate        Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER  (cont.)
  $10,000,000   Morgan (J.P.) & Co., Inc. ....................................................    4.970%    04/01/99   $  9,791,536
    5,000,000   Morgan (J.P.) & Co., Inc. ....................................................    5.460%    12/21/98      4,962,083
    5,000,000   PACCAR Financial Corp. .......................................................    5.420%    12/03/98      4,975,911
  **7,500,000   Panasonic Finance Corp. ......................................................    5.300%    11/19/98      7,480,125
  **5,000,000   PepsiCo, Inc. ................................................................    5.460%    12/14/98      4,967,392
    2,900,000   Petrofina (Delaware), Inc. ...................................................    5.580%    11/02/98      2,899,551
    7,500,000   Petrofina (Delaware), Inc. ...................................................    5.350%    12/11/98      7,455,417
    5,000,000   Power Authority of the State of New York (Series 3) ..........................    5.520%    11/03/98      4,998,467
  **5,000,000   Queen's Health Systems, Inc. .................................................    5.520%    11/05/98      4,996,933
  **5,000,000   Queen's Health Systems, Inc. .................................................    5.200%    11/17/98      4,988,444
  **5,000,000   Queen's Health Systems, Inc. .................................................    5.320%    11/17/98      4,988,178
    7,500,000   Rabobank Nederland ...........................................................    5.120%    03/19/99      7,352,800
  **5,000,000   Rio Tinto America, Inc. ......................................................    5.400%    02/24/99      4,913,750
    7,500,000   Sharp Electronics Corp. ......................................................    5.530%    11/12/98      7,487,327
    5,000,000   Siemens Capital Corp. ........................................................    5.400%    12/14/98      4,967,750
   10,000,000   Sonoco Products, Inc. ........................................................    5.100%    11/19/98      9,974,500
 **10,000,000   Sony Europe Finance PLC ......................................................    5.250%    11/30/98      9,957,708
  **7,500,000   St. Paul Cos .................................................................    5.230%    11/04/98      7,496,731
    5,000,000   Stanford, Leland Junior University ...........................................    5.400%    01/04/99      4,952,000
    5,000,000   Sweden, Kingdom of ...........................................................    5.380%    12/02/98      4,976,836
    7,500,000   Swedish Export Credit Corp. ..................................................    4.980%    02/26/99      7,378,613
    6,076,000   Swiss Re Financial Products ..................................................    5.400%    11/17/98      6,061,418
    5,000,000   Swiss Re Financial Products ..................................................    5.500%    01/27/99      4,933,542
    5,000,000   Toronto Dominion Holdings USA, Inc. ..........................................    5.460%    11/23/98      4,983,317
   10,000,000   Toyota Motor Credit Corp. ....................................................    5.200%    01/13/99      9,894,556
    5,000,000   Toyota Motor Credit Corp. ....................................................    5.430%    02/05/99      4,927,600
  **5,000,000   TRW, Inc. ....................................................................    5.500%    11/05/98      4,996,944
  **7,500,000   Unilever Capital Corp. .......................................................    5.430%    11/06/98      7,494,344
   10,000,000   UBS Finance (Delaware), Inc. .................................................    4.720%    04/19/99      9,778,657
    5,000,000   Vereinsbank Financial (Delaware) .............................................    5.420%    02/03/99      4,929,239
                                                                                                                       ------------
                TOTAL COMMERCIAL PAPER (Cost $580,824,768)                                                              580,824,768
                                                                                                                       ------------

 Shares/                                                                                         Coupon
Face Amount     Issuer                                                                            Rate
------------------------------------------------------------------------------------------------------------------------------------

OTHER SHORT-TERM SECURITIES   17.8%

       66,732   SSgA Prime Money Market Fund .......................................................................         66,732
  $ 5,000,000   Abbey National Treasury Services, Inc., MTN ..................................    5.875%    12/22/98      5,002,114
    5,000,000   Bayerische Landesbank Girozentrale, YCD ......................................    5.720%    05/06/99      4,999,306
    5,000,000   Deutsche Bank NY, YCD ........................................................    5.700%    03/30/99      4,999,022
   10,000,000   FHLB, AN .....................................................................    5.070%    10/08/99     10,000,000
   10,000,000   FHLB, AN .....................................................................    5.435%    02/02/99      9,995,870
    9,000,000   FHLMC, DN (a) ................................................................    4.930%    02/17/99      8,866,890
   20,000,000   FNMA, AN .....................................................................    5.570%    03/05/99     20,003,682
   15,000,000   FNMA, DN (a) .................................................................    5.229%    01/19/99     14,827,879
   20,000,000   FNMA, DN (a) .................................................................    5.150%    02/25/99     19,668,111
   10,000,000   FNMA, DN (a) .................................................................    4.750%    05/03/99      9,758,542
   10,000,000   FNMA, DN (a) .................................................................    5.160%    08/20/99      9,581,467
    5,000,000   International Lease Finance Corp., MTN .......................................    5.500%    01/15/99      4,997,765
    5,000,000   Swiss Bank Corp., YCD ........................................................    5.740%    06/11/99      5,000,459
                                                                                                                       ------------

                TOTAL OTHER SHORT-TERM SECURITIES (Cost $127,767,839)                                                   127,767,839
                                                                                                                       ------------

                TOTAL INVESTMENTS (Cost $708,592,607), 98.8%                                                            708,592,607

                OTHER ASSETS AND LIABILITIES, NET, 1.2%                                                                   8,698,673
                                                                                                                       ------------

                NET ASSETS, 100.0%                                                                                     $717,291,280
                                                                                                                       ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  47

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                OCTOBER 31, 1998

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                                 Coupon     Maturity       Value
Face Amount     Issuer                                                                            Rate        Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS  98.2%
  $ 1,000,000   City of Anaheim, Public Finance Authority Revenue Bond,
                  Anaheim Electric Utility Projects ..........................................    5.600%    10/01/16   $  1,053,470
      500,000   Berkeley Unified School District, Revenue Refunding Ser. 1998 (FGIC Insured) .    4.550%    08/01/10        510,920
    1,000,000   Big Bear Area Regional Wastewater Agency, California Revenue .................    5.000%    04/01/10      1,059,550
    1,000,000   California State Dept. of Veterans Affairs,
                  Home Purchase Revenue 1991 Ser. A ..........................................    6.450%    08/01/00      1,052,320
      500,000   California State Dept. of Water Resources,
                  Central Valley Project Revenue .............................................    4.800%    12/01/07        522,365
    1,000,000   California State Dept. of Water Resources,
                  Central Valley Project Revenue Ser. H ......................................    6.400%    12/01/00      1,062,610
    1,000,000   California State Public Works Board, Lease Revenue Refunding,
                  Trustees of The California State University, 1995 Ser. B ...................    5.600%    04/01/06      1,098,110
    1,000,000   California State Public Works Board,
                  Lease Revenue Dept. of Corrections, Prison D ...............................    5.100%    06/01/06      1,059,840
    1,000,000   Contra Costa Transportation Authority,
                  Sales Tax Revenue 1991 Ser. A ..............................................    6.400%    03/01/01      1,066,580
    1,000,000   Contra Costa Water Authority, Water Treatment Revenue
                  Refunding 1993 Ser. A (FGIC Insured) .......................................    5.300%    10/01/05      1,070,420
    1,000,000   Contra Costa Water District, Water Revenue
                  Ser. F (FGIC Insured) ......................................................    5.250%    10/01/08      1,054,940
    1,500,000   East Bay CA MUD, Water System Subordinated Revenue Ser. 1998 .................    5.250%    06/01/14      1,582,740
    1,000,000   City of Fairfield, Water Revenue (AMBAC Insured) .............................    5.250%    04/01/14      1,038,200
    1,225,000   City of Industry, Urban Development
                  Agency Tax Allocation (MBIA Insured) .......................................    5.250%    05/01/12      1,296,785
    1,000,000   City of Irvine, Assessment District No. 89-10,
                  Limited Obligation Refunding Improvement (MBIA Insured) ....................    4.200%    09/02/05      1,016,310
    1,000,000   City of Los Angeles, Convention & Exhibition Center Authority,
                  Lease Revenue Bonds Refunding Ser. A .......................................    5.200%    08/15/09      1,059,400
    1,000,000   Los Angeles Dept. of Water & Power,
                  Electric Plant Revenue Refunding ...........................................    5.500%    09/01/07      1,079,290
    1,000,000   Los Angeles Dept. of Water & Power, Electric Plant Revenue ...................    4.700%    10/15/06      1,045,530
    1,000,000   Los Angeles Dept. of Water & Power, Waterworks Revenue Refunding .............    5.625%    04/15/08      1,075,050
    1,500,000   City of Los Angeles, Wastewater System Revenue
                  Ser. A (MBIA Insured) ......................................................    5.000%    12/01/11      1,582,050
    1,000,000   City of Los Angeles, Wastewater System Revenue
                  Ser. B (MBIA Insured) ......................................................    5.700%    06/01/23      1,068,370
    1,000,000   Los Angeles County Public Works Finance Authority,
                  Lease Revenue Ser. B (MBIA Insured) ........................................    5.250%    09/01/09      1,084,930
      500,000   Los Angeles County Public Works Finance Authority,
                  Regional Park and Open Space District, Ser. A ..............................    5.000%    10/01/04        532,480
    1,000,000   Los Angeles County Public Works Finance Authority,
                  Regional Park and Open Space District, Ser. A ..............................    5.000%    10/01/16      1,014,680
      750,000   Los Angeles County Sanitation District
                  Finance Authority, 1993 Ser. A .............................................    5.250%    10/01/06        806,783
    1,000,000   M-S-R Public Power Agency, San Juan Project Revenue Ser. F ...................    5.650%    07/01/03      1,085,770
    1,000,000   Metropolitan Water District of Southern California,
                  Waterworks GO Refunding 1993 Ser. A ........................................    5.250%    03/01/05      1,075,030
    1,000,000   Modesto High School District, 1993 GO Refunding (FGIC Insured) ...............    5.300%    08/01/04      1,080,280
    1,000,000   Modesto Irrigation District Finance Authority,
                  Domestic Water Project Revenue 1992 Ser. A (AMBAC Insured) .................    5.650%    09/01/03      1,093,330
    1,000,000   Northern California Power Agency,
                  Geothermal Project #3 Revenue Ser. A .......................................    5.600%    07/01/06      1,089,550
    1,000,000   Orange County Transportation Authority,
                  Measure M Sales Tax Revenue First Ser. 1992 ................................    6.000%    02/15/06      1,131,080
    1,000,000   Orange County Transportation Authority, Measure M Sales Tax
                  Revenue Second Senior Ser. 1994 (FGIC Insured) .............................    5.000%    02/15/08      1,068,500
      500,000   City of Pasadena, GO Refunding Police and Jail Building 1993 .................    5.000%    06/01/07        526,630
      500,000   City of Pasadena, Electric Works Revenue Ser. 1990 ...........................    6.500%    08/01/99        513,720
    1,000,000   Rancho Cucamonga RDA, 1994 Tax Allocation
                  Refunding (MBIA Insured) ...................................................    5.000%    09/01/07      1,059,550
    1,000,000   City of Riverside, Electric Revenue Refunding 1993 ...........................    5.000%    10/01/06      1,062,070
    1,000,000   City of Riverside, Electric Revenue
                  Refunding 1993 (AMBAC Insured) .............................................    5.000%    10/01/13      1,016,730
      315,000   City of Riverside, Electric Revenue Refunding ................................    6.100%    10/01/00        331,415
      685,000   City of Riverside, Electric Revenue ..........................................    6.100%    10/01/00        720,236
    1,000,000   Sacramento MUD, Electric Revenue 1991 Ser. Y .................................    6.250%    09/01/00      1,052,850
    2,000,000   Sacramento MUD, Electric Revenue 1997 Ser. L .................................    5.125%    07/01/15      2,066,480
    1,000,000   Sacramento County Sanitation District Finance Authority,
                  Revenue Bond (MBIA Insured) ................................................    5.000%    12/01/08      1,054,510
    1,000,000   Sacramento County Sanitation District Finance Authority,
                  Revenue Bond (MBIA Insured) ................................................    5.125%    12/01/13      1,025,020

The accompanying notes are an integral part of these financial statements.

48  FREMONT MUTUAL FUNDS

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                OCTOBER 31, 1998

                                                                                                 Coupon     Maturity       Value
Face Amount     Issuer                                                                            Rate        Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS  (cont.)

  $ 1,000,000   San Bernardino County Transportation Authority,
                  Sales Tax Revenue 1992 Ser. A (FGIC Insured) ...............................    6.000%    03/01/03   $  1,092,010
    1,000,000   City and County of San Francisco RDA,
                  Lease Revenue Ser. 1991 (George R. Moscone
                  Convention Center) (AMBAC Insured) .........................................    6.200%    10/01/00      1,054,340
    1,000,000   City and County of San Francisco International Airport,
                  Revenue Second Ser. Issue 1 (AMBAC Insured) ................................    6.100%    05/01/03      1,098,330
    1,000,000   City and County of San Francisco Sewer,
                  Revenue Refunding Ser. 1992 (AMBAC Insured) ................................    5.800%    10/01/05      1,088,460
    1,000,000   City and County of San Francisco RDA,
                  Tax Allocation 1997 Ser. B .................................................    5.700%    08/01/14      1,043,930
    1,000,000   City of San Jose, Finance Authority (Convention Center
                  Refunding Project) 1993 Ser. C (MBIA Insured) ..............................    5.750%    09/01/03      1,071,140
      500,000   San Jose-Santa Clara Water Financing Authority, Sewer Revenue ................    5.250%    11/15/12        527,455
    1,000,000   Santa Margarita/Dana Point Authority Orange County,
                  Revenue Bond Ser. A ........................................................    5.375%    08/01/04      1,082,520
    1,000,000   Santa Monica-Malibu Unified School District,
                  Public School Facilities Reconstruction Projects ...........................    5.500%    08/01/18      1,097,890
    1,000,000   Southern California Public Power Authority,
                  Palo Verde Power Projects Revenue 1993 Ser. A ..............................    5.100%    07/01/06      1,051,950
    1,000,000   Southern California Public Power Authority,
                  Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured) ...................    4.750%    07/01/09      1,036,690
    1,000,000   Southern California Public Power Authority,
                  Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured) ...................    4.750%    07/01/08      1,042,020
    1,250,000   City of Stockton, Wastewater System Project Ser. A ...........................    4.125%    09/01/06      1,269,200
    1,000,000   University of California, Housing System
                  Revenue 1993 Ser. A (MBIA Insured) .........................................    5.500%    11/01/08      1,080,250
      500,000   University of California, Research Facilities
                  Revenue 1995 Ser. C (AMBAC Insured) ........................................    5.100%    09/01/07        532,995
    1,000,000   West & Central Basin Finance Authority,
                  West Basin Water Revenue Refunding Project (AMBAC Insured) .................    5.125%    08/01/06      1,068,590
    1,000,000   City of Whittier, Solid Waste Revenue Ser. A (AMBAC Insured) .................    5.375%    08/01/14      1,061,700
    1,500,000   Yucaipa School Facilities Finance Authority,
                  1995 Sweetwater Refunding (MBIA Insured) ...................................    6.000%    09/01/10      1,617,884
                                                                                                                       ------------
                TOTAL MUNICIPAL BONDS (Cost $58,600,595)                                                                 62,863,828
                                                                                                                       ------------

Shares
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES  0.6%

      352,182   Provident Institutional Fund: Municipal Fund for California Investors, Inc. ........................        352,182
                                                                                                                       ------------

                TOTAL SHORT-TERM SECURITIES (Cost $352,182)                                                                 352,182
                                                                                                                       ------------

                TOTAL INVESTMENTS (Cost $58,952,777), 98.8%                                                              63,216,010

                OTHER ASSETS & LIABILITIES, NET, 1.2%                                                                       795,423
                                                                                                                       ------------
                NET ASSETS, 100.0%                                                                                     $ 64,011,433
                                                                                                                       ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  49

                          FREMONT MUTUAL FUNDS, INC.
        NOTES TO STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS

The following footnotes and abbreviations are a reference point for the Statements of Investments in Securities and Net Assets on pages 27 through 49.

*    Non-income producing security

** These transactions are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.

(a)  Represents discount rate or yield to maturity at the date of acquisition.

(b) Represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940; See Note 2 of "Notes to Financial Statements."

+    On deposit with broker for initial margin on futures contracts (Note 1).

PORTFOLIO ABBREVIATIONS

ADR     American Depository Receipt
AMBAC   American Municipal Bond Assurance Corp.
AN      Agency Note
ARM     Adjustable Rate Mortgage
CMO     Collateralized Mortgage Obligation
CP      Commercial Paper
DN      Discount Note
FGIC    Financial Guaranty Insurance Corp.
FHLB    Federal Home Loan Bank
FHLMC   Federal Home Loan Mortgage Corp.
FNMA    Federal National Mortgage Association
FRN     Floating Rate Note
FSB     Federal Savings Bank
GDR     Global Depository Receipt
GDS     Global Depository Shares
GNMA    Government National Mortgage Association
GO      General Obligation
MBIA    Municipal Bond Investor Assurance Corp.
MTN     Medium Term Note
MUD     Municipal Utility District
PAC     Planned Amortization Class
RDA     Redevelopment Agency
REIT    Real Estate Investment Trust
REMIC   Real Estate Mortgage Investment Conduit
STRIPS  Separate Trading of Interest and Principal Securities
TBA     To Be Announced
YCD     Yankee Certificate of Deposit

CURRENCY ABBREVIATIONS

ATS     Austrian Schilling
AUS$    Australian Dollar
CAN$    Canadian Dollar
DM      German Deutschemark
ESP     Spanish Peseta
FF      French Franc
GRD     Greek Drachma
IEP     Irish Punt
NZ$     New Zealand Dollar
SEK     Swedish Krona
(pound) British Pound
US$     U.S. Dollar

The accompanying notes are an integral part of these financial statements.

50  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
        NOTES TO STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS

COUNTRY DIVERSIFICATION

  Country      Country                                International  International   Emerging
    Code         Name                 Global             Growth        Small Cap      Markets       Select         Bond
------------------------------------------------------------------------------------------------------------------------
     AR        Argentina               -                   -              -             -             -             2.4%
     AS        Austria                 0.7%                -              -             -             -             -
     AU        Australia               1.7%                4.2%           -             -             -             -
     BE        Belgium                 0.3%                -              -             -             -             -
     BR        Brazil                  -                   0.7%           -             5.9%          -             -
     CH        China                   -                   -              -             6.8%          -             -
     CL        Chile                   0.1%                -              -             -             -             -
     CN        Canada                  2.7%                7.0%           3.8%          -             -             0.1%
     CR        Croatia                 -                   -              -             1.7%          -             -
     CZ        Czech Republic          -                   -              0.1%          -             -             -
     DK        Denmark                 0.5%                -              -             -             -             -
     EG        Egypt                   -                   -              -             2.0%          -             -
     FI        Finland                 0.1%                4.4%           -             -             -             -
     FR        France                  5.3%                7.2%           4.7%          -             -             -
     GM        Germany                 4.7%                6.4%           3.6%          -             -             -
     GR        Greece                  2.1%                -              -             1.5%          -             -
     HK        Hong Kong               -                   2.5%           4.8%          6.0%          -             -
     HU        Hungary                 -                   -              -             1.9%          -             -
     ID        Indonesia               0.1%                -              -             2.1%          -             -
     IN        India                   0.1%                -              -             4.5%          -             -
     IR        Ireland                 1.7%                -              -             -             -             -
     IS        Israel                  -                   -             13.8%          6.0%          -             -
     IT        Italy                   0.7%                4.6%           -             -             -             -
     JO        Jordan                  -                   -              -             3.7%          -             -
     JP        Japan                   2.3%               15.4%           -             -             -             -
     MX        Mexico                  0.3%                2.1%           -             7.4%          -             -
     NL        Netherlands             1.1%                4.8%           3.7%          -             1.9%          -
     NO        Norway                  -                   1.1%           8.7%          -             -             -
     NZ        New Zealand             0.7%                -              -             -             -             0.7%
     PH        Philippines             0.1%                0.7%           -             -             -             1.1%
     PO        Poland                  -                   -              -             2.6%          -             -
     PT        Portugal                0.4%                -              5.2%          -             -             -
     SA        South Africa            -                   1.0%           -             8.8%          -             -
     SG        Singapore               0.3%                0.7%           7.7%          0.1%          -             -
     SK        South Korea             0.4%                0.2%           -             2.3%          -             0.8%
     SP        Spain                   1.6%                2.2%           -             -             -             -
     SW        Sweden                  1.6%                4.9%           4.6%          -             -             -
     SZ        Switzerland             1.8%                5.0%          16.5%          -             -             -
     TH        Thailand                -                   -              -            12.4%          -             -
     TU        Turkey                  -                   -              -             0.5%          -             -
     TW        Taiwan                  0.1%                0.6%           -             4.2%          -             -
     UK        United Kingdom          6.6%               15.5%          12.5%          -             -             -
     US        United States          61.9%                8.8%          10.3%         19.6%         98.1%         94.9%
                                     -----               -----          -----         -----         -----         -----
               Total                 100.0%              100.0%         100.0%        100.0%        100.0%        100.0%
                                     =====               =====          =====         =====         =====         =====

The Fremont Funds not listed above include 100% domestic securities in their respective portfolios.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  51

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 1998

STATEMENT OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                                               International International  Emerging       U.S.
                                                                      Global       Growth      Small Cap     Markets    Micro-Cap
                                                                       Fund         Fund         Fund         Fund         Fund
                                                                    -------------------------------------------------------------
Assets:
   Investments in securities at cost                                $ 612,085    $  42,706    $   6,961    $  11,055    $ 139,800
                                                                    =========    =========    =========    =========    =========
   Investments in securities at value (Note 1)                        635,273       41,227        5,803        8,478      127,242
   Cash                                                                    --           18           --           --           --
   Dividends and interest receivable                                    7,862          227           30           52           11
   Receivable for securities sold                                           2            9           --          221           19
   Receivable from sale of fund shares                                  1,956          522            4           42        1,836
   Variation margin receivable                                            776           --           --           --           --
   Unrealized appreciation on foreign currency contracts (Note 1)         452           54           --           --           --
   Unamortized organization costs (Note 3)                                 --           --           --           10           --
                                                                    ---------    ---------    ---------    ---------    ---------
      Total assets                                                    646,321       42,057        5,837        8,803      129,108
                                                                    ---------    ---------    ---------    ---------    ---------
Liabilities:
   Bank overdraft                                                           2           --           --           49           --
   Payable for securities purchased                                     1,411           17          135           --        7,033
   Payable to management company                                           --           10            2            1           --
   Payable for fund shares redeemed                                     1,433           --           --            1        1,888
   Unrealized depreciation on foreign currency contracts (Note 1)      11,721          362           --           --           --
   Accrued expenses:
      Investment advisory, administrative and distribution fees           391           45            6           10          171
      Other                                                               198           --           --           --           --
                                                                    ---------    ---------    ---------    ---------    ---------
      Total liabilities                                                15,156          434          143           61        9,092
                                                                    ---------    ---------    ---------    ---------    ---------
Net assets                                                          $ 631,165    $  41,623    $   5,694    $   8,742    $ 120,016
                                                                    =========    =========    =========    =========    =========
Net assets consist of:
   Paid in capital                                                  $ 566,964    $  39,537    $   8,986    $  16,335    $ 138,766
   Undistributed net investment income (loss)                          10,476          258           12           --           --
   Unrealized appreciation (depreciation) on investments               29,527       (1,479)      (1,157)      (2,577)     (12,557)
   Unrealized depreciation on foreign currency
      contracts and other assets and liabilities                      (11,120)        (303)           1            3           --
   Accumulated net realized gain (loss)                                35,318        3,610       (2,148)      (5,019)      (6,193)
                                                                    ---------    ---------    ---------    ---------    ---------
Net assets                                                          $ 631,165    $  41,623    $   5,694    $   8,742    $ 120,016
                                                                    =========    =========    =========    =========    =========
Shares of capital stock outstanding                                    44,669        4,027          865        1,483        7,344
                                                                    =========    =========    =========    =========    =========
Net asset value per share                                           $   14.13    $   10.34    $    6.58    $    5.89    $   16.34
                                                                    =========    =========    =========    =========    =========

                                                                        U.S.                              Real Estate
                                                                    Small Cap      Select       Growth     Securities
                                                                       Fund         Fund         Fund         Fund
                                                                    ------------------------------------------------
Assets:
   Investments in securities at cost                                $   7,684    $   5,276    $ 148,998   $  37,082
                                                                    =========    =========    =========   =========
   Investments in securities at value (Note 1)                          7,816        4,604      160,060      33,886
   Cash                                                                    66           --           --           4
   Dividends and interest receivable                                        6            4          191         130
   Receivable for securities sold                                         135           --           --          95
   Receivable from sale of fund shares                                      1            3          250         227
   Variation margin receivable                                             --           --          222          --
   Unrealized appreciation on foreign currency contracts (Note 1)          --           --           --          --
   Unamortized organization costs (Note 3)                                 13            5           --           9
                                                                    ---------    ---------    ---------   ---------
      Total assets                                                      8,037        4,616      160,723      34,351
                                                                    ---------    ---------    ---------   ---------
Liabilities:
   Bank overdraft                                                          --           --            1          --
   Payable for securities purchased                                       662           --           --         711
   Payable to management company                                            1            1           --          20
   Payable for fund shares redeemed                                        --           --        1,199         103
   Unrealized depreciation on foreign currency contracts (Note 1)          --           --           --          --
   Accrued expenses:
      Investment advisory, administrative and distribution fees             7            5           84          35
      Other                                                                --           --           64          --
                                                                    ---------    ---------    ---------   ---------
      Total liabilities                                                   670            6        1,348         869
                                                                    ---------    ---------    ---------   ---------
Net assets                                                          $   7,367    $   4,610    $ 159,375   $  33,482
                                                                    =========    =========    =========   =========
Net assets consist of:
   Paid in capital                                                  $   8,100    $   5,761    $ 126,895   $  40,715
   Undistributed net investment income (loss)                              --           --          299         216
   Unrealized appreciation (depreciation) on investments                  132         (672)      12,663      (3,196)
   Unrealized depreciation on foreign currency
      contracts and other assets and liabilities                           --           --           --          --
   Accumulated net realized gain (loss)                                  (865)        (479)      19,518      (4,253)
                                                                    ---------    ---------    ---------   ---------
Net assets                                                          $   7,367    $   4,610    $ 159,375   $  33,482
                                                                    =========    =========    =========   =========
Shares of capital stock outstanding                                       830          580       10,241       4,194
                                                                    =========    =========    =========   =========
Net asset value per share                                           $    8.87    $    7.95    $   15.56   $    7.98
                                                                    =========    =========    =========   =========

The accompanying notes are an integral part of these financial statements.

52 and 53  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 1998

STATEMENT OF ASSETS AND LIABILITIES  (CONT.)
(All numbers in thousands except net asset value per share)

                                                                                                     California
                                                                                                    Intermediate
                                                                          Bond       Money Market     Tax-Free
                                                                          Fund           Fund           Fund
                                                                       ----------------------------------------
Assets:
   Investments in securities at cost                                   $ 254,585       $ 708,593      $  58,953
                                                                       =========       =========      =========
   Investments in securities at value (Note 1)                           257,144         708,593         63,216
   Cash                                                                    3,628              --            126
   Dividends and interest receivable                                       1,544           1,115            754
   Receivable for securities sold                                         38,074              --             --
   Receivable from sale of fund shares                                       125          13,373             --
   Prepaid expense                                                            16              34             --
                                                                       ---------       ---------      ---------
      Total assets                                                       300,531         723,115         64,096
                                                                       ---------       ---------      ---------
Liabilities:
   Dividends payable to shareholders                                          16               8             29
   Payable for securities purchased                                       68,850              --             --
   Payable to management company                                               1              --             --
   Payable for fund shares redeemed                                        2,941           5,538             --
   Variation margin payable                                                  526              --             --
   Unrealized depreciation on foreign currency contracts (Note 1)             41              --             --
   Accrued expenses:
      Investment advisory, administrative and distribution fees               89             125             16
      Other                                                                   66             153             40
                                                                       ---------       ---------      ---------
      Total liabilities                                                   72,530           5,824             85
                                                                       ---------       ---------      ---------
Net assets                                                             $ 228,001       $ 717,291      $  64,011
                                                                       =========       =========      =========
Net assets consist of:
   Paid in capital                                                     $ 221,410       $ 717,291      $  59,729
   Undistributed net investment income                                       257              --             --
   Unrealized appreciation on investments                                  4,063              --          4,263
   Unrealized depreciation on foreign currency
      contracts and other assets and liabilities                            (161)             --             --
   Accumulated net realized gain                                           2,432              --             19
                                                                       ---------       ---------      ---------
Net assets                                                             $ 228,001       $ 717,291      $  64,011
                                                                       =========       =========      =========
Shares of capital stock outstanding                                       21,841         717,291          5,691
                                                                       =========       =========      =========
Net asset value per share                                              $   10.44       $    1.00      $   11.25
                                                                       =========       =========      =========

The accompanying notes are an integral part of these financial statements.

54  FREMONT MUTUAL FUNDS

                      This page left blank intentionally.

                                                        FREMONT MUTUAL FUNDS  55

                           FREMONT MUTUAL FUNDS, INC.
                          YEAR ENDED OCTOBER 31, 1998

STATEMENT OF OPERATIONS
(All numbers in thousands)

                                                                                International International  Emerging       U.S.
                                                                       Global       Growth      Small Cap     Markets    Micro-Cap
                                                                        Fund         Fund         Fund         Fund         Fund
                                                                      ------------------------------------------------------------
Investment Income:
   Interest                                                           $ 17,401     $    244     $     32     $    101     $  1,018
   Dividends                                                             7,164          582          119          235           40
                                                                      --------     --------     --------     --------     --------
      Total income*                                                     24,565          826          151          336        1,058
                                                                      --------     --------     --------     --------     --------
Expenses:
   Investment advisory and administrative fees (Note 2)                  5,062          512           90          155        2,861
   Shareholder servicing fees                                              163           17           15           35           --
   Custody fees                                                            190           26           16           23           --
   Distribution fees (Note 2)                                               --           71            7           33           --
   Accounting fees                                                         171           16           10           16           --
   Audit and legal fees                                                     40           14           11           19           --
   Directors' fees (Note 2)                                                  4            2            2            6           --
   Registration fees                                                        20           11            7           13           --
   Other                                                                    91            1            1           16           --
                                                                      --------     --------     --------     --------     --------
      Total expenses before reductions                                   5,741          670          159          316        2,861
      Earned credits (Note 2)                                              (12)          --           --           --           --
      Expenses waived and/or reimbursed by Advisor (Note 2)                 --          (59)         (65)        (113)          --
                                                                      --------     --------     --------     --------     --------
         Total net expenses                                              5,729          611           94          203        2,861
                                                                      --------     --------     --------     --------     --------
            Net investment income (loss)                                18,836          215           57          133       (1,803)
                                                                      --------     --------     --------     --------     --------
Realized and unrealized gain (loss) from investments
   and foreign currency:
   Net realized gain (loss) from:
      Investments                                                       38,842        3,620       (1,915)      (4,995)      (6,096)
      Foreign currency transactions                                        560           83          (52)        (180)          --
   Net unrealized appreciation (depreciation) on:
      Investments                                                      (24,416)      (3,717)         513       (1,181)     (24,169)
      Translation of assets and liabilities in foreign currencies       (9,032)        (301)          (2)          12           --
                                                                      --------     --------     --------     --------     --------
         Net realized and unrealized gain (loss) from investments
            and foreign currency                                         5,954         (315)      (1,456)      (6,344)     (30,265)
                                                                      --------     --------     --------     --------     --------
            Net increase (decrease) in net assets
               resulting from operations                              $ 24,790     $   (100)    $ (1,399)    $ (6,211)    $(32,068)
                                                                      ========     ========     ========     ========     ========

                                                                        U.S.                                Real Estate
                                                                     Small Cap      Select       Growth     Securities
                                                                        Fund         Fund#        Fund         Fund#
                                                                      -----------------------------------------------
Investment Income:
   Interest                                                           $     60     $     29     $    677     $    163
   Dividends                                                                 2           21        2,703          835
                                                                      --------     --------     --------     --------
      Total income*                                                         62           50        3,380          998
                                                                      --------     --------     --------     --------
Expenses:
   Investment advisory and administrative fees (Note 2)                     73           42        1,065          191
   Shareholder servicing fees                                               20           15          121           36
   Custody fees                                                             12            5           24           12
   Distribution fees (Note 2)                                               16           11           --           48
   Accounting fees                                                          11            9           43           12
   Audit and legal fees                                                     21           11           21           11
   Directors' fees (Note 2)                                                  6            3            4            3
   Registration fees                                                        11            4           27           20
   Other                                                                    12            1           39           13
                                                                      --------     --------     --------     --------
      Total expenses before reductions                                     182          101        1,344          346
      Earned credits (Note 2)                                               (1)          --           (7)          (1)
      Expenses waived and/or reimbursed by Advisor (Note 2)                (86)         (42)          --         (135)
                                                                      --------     --------     --------     --------
         Total net expenses                                                 95           59        1,337          210
                                                                      --------     --------     --------     --------
            Net investment income (loss)                                   (33)          (9)       2,043          788
                                                                      --------     --------     --------     --------
Realized and unrealized gain (loss) from investments
   and foreign currency:
   Net realized gain (loss) from:
      Investments                                                         (865)        (479)      19,371       (4,253)
      Foreign currency transactions                                         --           --           --           --
   Net unrealized appreciation (depreciation) on:
      Investments                                                          379         (672)     (10,948)      (3,196)
      Translation of assets and liabilities in foreign currencies           --           --           --           --
                                                                      --------     --------     --------     --------
         Net realized and unrealized gain (loss) from investments
            and foreign currency                                          (486)      (1,151)       8,423       (7,449)
                                                                      --------     --------     --------     --------
            Net increase (decrease) in net assets
               resulting from operations                              $   (519)    $ (1,160)    $ 10,466     $ (6,661)
                                                                      ========     ========     ========     ========

*Net of foreign taxes withheld of $227 for the Global Fund, $70 for the International Growth Fund, $13 for the International Small Cap Fund and $20 for the Emerging Markets Fund.

#Period from December 31, 1997 (commencement of operations) to October 31, 1998.

The accompanying notes are an integral part of these financial statements.

56 AND 57  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                             YEAR OCTOBER 31, 1998

STATEMENT OF OPERATIONS (CONT.)
(All numbers in thousands)

                                                                                                 California
                                                                                                Intermediate
                                                                      Bond       Money Market     Tax-Free
                                                                      Fund           Fund           Fund
                                                                    --------------------------------------
Investment Income:
   Interest                                                         $  8,848       $ 30,335       $  3,288
   Dividends                                                              20             --             --
                                                                    --------       --------       --------
      Total income                                                     8,868         30,335          3,288
                                                                    --------       --------       --------
Expenses:
   Investment advisory and administrative fees (Note 2)                  745          1,938            333
   Shareholder servicing fees                                             47            142             25
   Custody fees                                                           21             41              8
   Accounting fees                                                        39            110             30
   Audit and legal fees                                                   23             22             25
   Directors' fees (Note 2)                                                4              4              4
   Registration fees                                                      29            107              6
   Interest expense (Note 1)                                              77             --             --
   Other                                                                  --             16             11
                                                                    --------       --------       --------
      Total expenses before reductions                                   985          2,380            442
      Earned credits (Note 2)                                            (16)            (1)            (2)
      Expenses waived by Advisor (Note 2)                               (154)          (809)          (133)
                                                                    --------       --------       --------
         Total net expenses                                              815          1,570            307
                                                                    --------       --------       --------
            Net investment income                                      8,053         28,765          2,981
                                                                    --------       --------       --------
Realized and unrealized gain (loss) from investments
   and foreign currency:
   Net realized gain from:
      Investments                                                      4,373             --             19
      Transactions in written options                                     42             --             --
      Foreign currency transactions                                      518             --             --
Net unrealized appreciation (depreciation) on:
   Investments                                                         1,035             --          1,520
   Translation of assets and liabilities in foreign currencies          (148)            --             --
                                                                    --------       --------       --------
      Net realized and unrealized loss from investments
         and foreign currency                                          5,820             --          1,539
                                                                    --------       --------       --------
         Net increase in net assets resulting from operations       $ 13,873       $ 28,765       $  4,520
                                                                    ========       ========       ========

The accompanying notes are an integral part of these financial statements.

58  FREMONT MUTUAL FUNDS

                      This page left blank intentionally.


The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  59

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 1998

STATEMENT OF CHANGES IN NET ASSETS                                                              International Growth
For the Years Ended October 31, 1998 and 1997                              Global Fund                  Fund
(All numbers in thousands)                                           ----------------------    ----------------------
                                                                        1998         1997         1998         1997
                                                                     ---------    ---------    ---------    ---------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                   $  18,836    $  17,055    $     215    $     139
      Net realized gain (loss) from investments
         and transactions in written options                            38,842       26,415        3,620          390
      Net realized gain (loss) from foreign currency transactions          560        7,073           83         (356)
      Net unrealized appreciation (depreciation) on investments        (24,416)      26,358       (3,717)        (193)
      Net unrealized appreciation (depreciation) on translation of
         assets and liabilities in foreign currencies                   (9,032)      (1,161)        (301)          (1)
                                                                     ---------    ---------    ---------    ---------
            Net increase (decrease) in net assets from operations       24,790       75,740         (100)         (21)
                                                                     ---------    ---------    ---------    ---------
   Distributions to shareholders from:
      Net investment income                                            (11,426)     (22,567)          --           --
      Net realized gains                                               (13,937)     (86,397)        (390)        (103)
                                                                     ---------    ---------    ---------    ---------
         Total distributions to shareholders                           (25,363)    (108,964)        (390)        (103)
                                                                     ---------    ---------    ---------    ---------
From capital share transactions:
   Proceeds from shares sold                                           357,906      381,253       37,476       18,693
   Payments for shares redeemed                                       (416,588)    (360,553)     (34,395)     (15,302)
   Reinvested dividends                                                 24,673      106,121          389          103
                                                                     ---------    ---------    ---------    ---------
      Net increase (decrease) in net assets
         from capital share transactions                               (34,009)     126,821        3,470        3,494
                                                                     ---------    ---------    ---------    ---------
   Net increase (decrease) in net assets                               (34,582)      93,597        2,980        3,370

Net assets at beginning of period                                      665,747      572,150       38,643       35,273
                                                                     ---------    ---------    ---------    ---------
Net assets at end of period                                          $ 631,165    $ 665,747    $  41,623    $  38,643
                                                                     =========    =========    =========    =========

Undistributed net investment income (loss) included
   in net assets, end of period                                      $  10,476    $   2,452    $     257    $     (50)
                                                                     =========    =========    =========    =========
Capital transactions in shares:
   Sold                                                                 25,153       25,640        3,452        1,654
   Redeemed                                                            (29,228)     (24,185)      (3,190)      (1,330)
   Reinvested dividends                                                  1,721        7,698           40            9
                                                                     ---------    ---------    ---------    ---------
      Net increase (decrease) from capital share transactions           (2,354)       9,153          302          333
                                                                     =========    =========    =========    =========

STATEMENT OF CHANGES IN NET ASSETS                                   International Small Cap      Emerging Markets
For the Years Ended October 31, 1998 and 1997                                 Fund                      Fund
(All numbers in thousands)                                           ----------------------    ----------------------
                                                                        1998         1997         1998         1997
                                                                     ---------    ---------    ---------    ---------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                   $      57    $     195    $     133    $     199
      Net realized gain (loss) from investments
         and transactions in written options                            (1,915)         107       (4,995)       1,568
      Net realized gain (loss) from foreign currency transactions          (52)          (4)        (180)        (189)
      Net unrealized appreciation (depreciation) on investments            513       (1,782)      (1,181)      (1,352)
      Net unrealized appreciation (depreciation) on translation of
         assets and liabilities in foreign currencies                       (2)           2           12           (9)
                                                                     ---------    ---------    ---------    ---------
            Net increase (decrease) in net assets from operations       (1,399)      (1,482)      (6,211)         217
                                                                     ---------    ---------    ---------    ---------
   Distributions to shareholders from:
      Net investment income                                               (210)        (212)          --          (24)
      Net realized gains                                                   (77)        (257)        (179)      (1,322)
                                                                     ---------    ---------    ---------    ---------
         Total distributions to shareholders                              (287)        (469)        (179)      (1,346)
                                                                     ---------    ---------    ---------    ---------
From capital share transactions:
   Proceeds from shares sold                                             6,320        4,033       12,790       19,897
   Payments for shares redeemed                                         (7,741)      (3,192)     (10,012)     (11,691)
   Reinvested dividends                                                    267          430          179        1,326
                                                                     ---------    ---------    ---------    ---------
      Net increase (decrease) in net assets
         from capital share transactions                                (1,154)       1,271        2,957        9,532
                                                                     ---------    ---------    ---------    ---------
   Net increase (decrease) in net assets                                (2,840)        (680)      (3,433)       8,403

Net assets at beginning of period                                        8,534        9,214       12,175        3,772
                                                                     ---------    ---------    ---------    ---------
Net assets at end of period                                          $   5,694    $   8,534    $   8,742    $  12,175
                                                                     =========    =========    =========    =========
Undistributed net investment income (loss) included
   in net assets, end of period                                      $      12    $       6    $      --    $      --
                                                                     =========    =========    =========    =========
Capital transactions in shares:
   Sold                                                                    863          401        1,570        1,730
   Redeemed                                                             (1,073)        (319)      (1,377)        (990)
   Reinvested dividends                                                     38           47           19          139
                                                                     ---------    ---------    ---------    ---------
      Net increase (decrease) from capital share transactions             (172)         129          212          879
                                                                     =========    =========    =========    =========


STATEMENT OF CHANGES IN NET ASSETS                                       U.S. Micro-Cap            U.S. Small Cap
For the Years Ended October 31, 1998 and 1997                                 Fund                      Fund
(All numbers in thousands)                                           ----------------------    ----------------------
                                                                        1998         1997         1998         1997*
                                                                     ---------    ---------    ---------    ---------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                   $  (1,803)   $  (1,081)   $     (33)   $      10
      Net realized gain (loss) from investments
         and transactions in written options                            (6,096)      20,401         (865)           5
      Net realized gain (loss) from foreign currency transactions           --           --           --           --
      Net unrealized appreciation (depreciation) on investments        (24,169)      11,176          379         (247)
      Net unrealized appreciation (depreciation) on translation of
         assets and liabilities in foreign currencies                       --           --           --           --
                                                                     ---------    ---------    ---------    ---------
            Net increase (decrease) in net assets from operations      (32,068)      30,496         (519)        (232)
                                                                     ---------    ---------    ---------    ---------
   Distributions to shareholders from:
      Net investment income                                                 --           --           (2)          (8)
      Net realized gains                                                (8,525)     (16,002)          --           (5)
                                                                     ---------    ---------    ---------    ---------
         Total distributions to shareholders                            (8,525)     (16,002)          (2)         (13)
                                                                     ---------    ---------    ---------    ---------
From capital share transactions:
   Proceeds from shares sold                                           209,089      410,139        6,554        5,582
   Payments for shares redeemed                                       (227,375)    (369,757)      (4,018)          --
   Reinvested dividends                                                  7,388       14,150            2           13
                                                                     ---------    ---------    ---------    ---------
      Net increase (decrease) in net assets
         from capital share transactions                               (10,898)      54,532        2,538        5,595
                                                                     ---------    ---------    ---------    ---------
   Net increase (decrease) in net assets                               (51,491)      69,026        2,017        5,350

Net assets at beginning of period                                      171,507      102,481        5,350           --
                                                                     ---------    ---------    ---------    ---------
Net assets at end of period                                          $ 120,016    $ 171,507    $   7,367    $   5,350
                                                                     =========    =========    =========    =========
Undistributed net investment income (loss) included
   in net assets, end of period                                      $      --    $      --    $      --    $       2
                                                                     =========    =========    =========    =========
Capital transactions in shares:
   Sold                                                                 10,749       18,493          672          558
   Redeemed                                                            (11,337)     (16,801)        (401)          --
   Reinvested dividends                                                    374          644           --            1
                                                                     ---------    ---------    ---------    ---------
      Net increase (decrease) from capital share transactions             (214)       2,336          271          559
                                                                     =========    =========    =========    =========

The accompanying notes are an integral part of these financial statements.

60 and 61  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 1998

                                                                                                          Real Estate
                                                                   Select                                 Securities        Bond
STATEMENT OF CHANGES IN NET ASSETS                                  Fund             Growth Fund              Fund          Fund
For the Years Ended October 31, 1998 and 1997                    ----------    ------------------------    ----------    ----------
(All numbers in thousands)                                          1998#         1998          1997          1998#         1998
                                                                 ----------    ----------    ----------    ----------    ----------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                               $       (9)   $    2,043    $    1,742    $      788    $    8,053
      Net realized gain (loss) from investments
         and transactions in written options                           (479)       19,371         8,013        (4,253)        4,415
      Net realized gain from foreign currency transactions               --            --            --            --           518
      Net unrealized appreciation (depreciation) on investments        (672)      (10,948)       19,122        (3,196)        1,035
      Net unrealized depreciation on translation of
         assets and liabilities in foreign currencies                    --            --            --            --          (148)
                                                                 ----------    ----------    ----------    ----------    ----------
            Net increase (decrease) in net assets from operations    (1,160)       10,466        28,877        (6,661)       13,873
                                                                 ----------    ----------    ----------    ----------    ----------
   Distributions to shareholders from:
      Net investment income                                              --        (1,813)       (1,783)         (572)       (8,128)
      Net realized gains                                                 --        (3,057)      (22,466)           --        (2,852)
                                                                 ----------    ----------    ----------    ----------    ----------
            Total distributions to shareholders                          --        (4,870)      (24,249)         (572)      (10,980)
                                                                 ----------    ----------    ----------    ----------    ----------
From capital share transactions:
   Proceeds from shares sold                                          5,897       150,855       100,616        48,481       234,884
   Payments for shares redeemed                                        (127)     (149,496)      (60,351)       (8,253)     (110,815)
   Reinvested dividends                                                  --         4,779        24,124           487        10,737
                                                                 ----------    ----------    ----------    ----------    ----------
      Net increase (decrease) in net assets
         from capital share transactions                              5,770         6,138        64,389        40,715       134,806
                                                                 ----------    ----------    ----------    ----------    ----------
   Net increase (decrease) in net assets                              4,610        11,734        69,017        33,482       137,699

Net assets at beginning of period                                        --       147,641        78,624            --        90,302
                                                                 ----------    ----------    ----------    ----------    ----------
Net assets at end of period                                      $    4,610    $  159,375    $  147,641    $   33,482    $  228,001
                                                                 ==========    ==========    ==========    ==========    ==========
Undistributed net investment income (loss)
   included in net assets, end of period                         $       --    $      299    $       69    $      216    $      257
                                                                 ==========    ==========    ==========    ==========    ==========
Capital transactions in shares:
   Sold                                                                 593         9,485         7,058         5,047        22,744
   Redeemed                                                             (13)       (9,426)       (4,276)         (915)      (10,770)
   Reinvested dividends                                                  --           314         1,851            62         1,043
                                                                 ----------    ----------    ----------    ----------    ----------
      Net increase (decrease) from capital share transactions           580           373         4,633         4,194        13,017
                                                                 ==========    ==========    ==========    ==========    ==========

                                                                    Bond             Money Market          California Intermediate
STATEMENT OF CHANGES IN NET ASSETS                                  Fund                 Fund                   Tax-Free Fund
For the Years Ended October 31, 1998 and 1997                    ----------    ------------------------    ------------------------
(All numbers in thousands)                                          1997          1998          1997          1998          1997
                                                                 ----------    ----------    ----------    ----------    ----------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                               $    4,852    $   28,765    $   20,744    $    2,981    $    2,889
      Net realized gain (loss) from investments
         and transactions in written options                          1,268            --            --            19            29
      Net realized gain from foreign currency transactions              458            --            --            --            --
      Net unrealized appreciation (depreciation) on investments         713            --            --         1,520         1,043
      Net unrealized depreciation on translation of
         assets and liabilities in foreign currencies                  (199)           --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
            Net increase (decrease) in net assets from operations     7,092        28,765        20,744         4,520         3,961
                                                                 ----------    ----------    ----------    ----------    ----------
   Distributions to shareholders from:
      Net investment income                                          (4,965)      (28,765)      (20,744)       (2,981)       (2,889)
      Net realized gains                                               (173)           --            --           (29)          (45)
                                                                 ----------    ----------    ----------    ----------    ----------
            Total distributions to shareholders                      (5,138)      (28,765)      (20,744)       (3,010)       (2,934)
                                                                 ----------    ----------    ----------    ----------    ----------
From capital share transactions:
   Proceeds from shares sold                                         38,603     1,514,353       872,518         4,170        15,727
   Payments for shares redeemed                                     (25,784)   (1,258,495)     (789,399)       (8,717)       (6,190)
   Reinvested dividends                                               4,952        28,281        20,381         2,739         2,589
                                                                 ----------    ----------    ----------    ----------    ----------
      Net increase (decrease) in net assets
         from capital share transactions                             17,771       284,139       103,500        (1,808)       12,126
                                                                 ----------    ----------    ----------    ----------    ----------
   Net increase (decrease) in net assets                             19,725       284,139       103,500          (298)       13,153

Net assets at beginning of period                                    70,577       433,152       329,652        64,309        51,156
                                                                 ----------    ----------    ----------    ----------    ----------
Net assets at end of period                                      $   90,302    $  717,291    $  433,152    $   64,011    $   64,309
                                                                 ==========    ==========    ==========    ==========    ==========
Undistributed net investment income (loss)
   included in net assets, end of period                         $      198    $       --    $       --    $       --    $       --
                                                                 ==========    ==========    ==========    ==========    ==========
Capital transactions in shares:
   Sold                                                               3,846     1,514,353       872,518           376         1,446
   Redeemed                                                          (2,580)   (1,258,495)     (789,399)         (783)         (568)
   Reinvested dividends                                                 495        28,281        20,381           247           238
                                                                 ----------    ----------    ----------    ----------    ----------
      Net increase (decrease) from capital share transactions         1,761       284,139       103,500          (160)        1,116
                                                                 ==========    ==========    ==========    ==========    ==========

# Period from  September 24, 1997  (commencement  of  operations) to October 31,
  1997.

The accompanying notes are an integral part of these financial statements.

62 and 63  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                    FINANCIAL HIGHLIGHTS - OCTOBER 31, 1998

GLOBAL FUND                                                                        Year Ended October 31
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data                                      1998          1997          1996          1995          1994
 for one share outstanding during the period              ---------     ---------     ---------     ---------     ---------
   Net asset value, beginning of period                   $   14.16     $   15.11     $   14.24     $   13.13     $   13.17
                                                          ---------     ---------     ---------     ---------     ---------
   Income from Investment Operations
      Net investment income                                     .34           .45           .39           .40           .26
      Net realized and unrealized gain (loss)                   .17          1.31          1.49          1.24          (.03)
                                                          ---------     ---------     ---------     ---------     ---------
         Total investment operations                            .51          1.76          1.88          1.64           .23
                                                          ---------     ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                               (.25)         (.52)         (.44)         (.50)         (.14)
      From net realized gains                                  (.29)        (2.19)         (.57)         (.03)         (.13)
                                                          ---------     ---------     ---------     ---------     ---------
         Total distributions                                   (.54)        (2.71)        (1.01)         (.53)         (.27)
                                                          ---------     ---------     ---------     ---------     ---------
   Net asset value, end of period                         $   14.13     $   14.16     $   15.11     $   14.24     $   13.13
                                                          =========     =========     =========     =========     =========

Total Return                                                   3.62%        13.01%        13.72%        12.78%         1.74%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $ 631,165     $ 665,747     $ 572,150     $ 482,355     $ 453,623
   Ratio of expenses to average net assets                      .85%          .85%          .87%          .88%          .95%
   Ratio of net investment income to average net assets        2.80%         2.66%         2.66%         2.98%         2.47%
   Portfolio turnover rate                                       75%           48%           71%           83%           52%

INTERNATIONAL GROWTH FUND                                                Year Ended October 31                   Period from
-------------------------------------------------------------------------------------------------------------     3/1/94 to
Selected Per Share Data                                      1998          1997          1996          1995        10/31/94
 for one share outstanding during the period              ---------     ---------     ---------     ---------     ---------
   Net asset value, beginning of period                   $   10.37     $   10.40     $    9.72     $    9.79     $    9.57
                                                          ---------     ---------     ---------     ---------     ---------
   Income from Investment Operations
      Net investment income (loss)                              .05           .02          (.02)          .10           .02
      Net realized and unrealized gain (loss)                   .03          (.02)          .71          (.09)          .20
                                                          ---------     ---------     ---------     ---------     ---------
         Total investment operations                            .08            --           .69           .01           .22
                                                          ---------     ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                                 --            --          (.01)         (.08)           --
      From net realized gains                                  (.11)         (.03)           --            --            --
                                                          ---------     ---------     ---------     ---------     ---------
         Total distributions                                   (.11)         (.03)         (.01)         (.08)           --
                                                          ---------     ---------     ---------     ---------     ---------
   Net asset value, end of period                         $   10.34     $   10.37     $   10.40     $    9.72     $    9.79
                                                          =========     =========     =========     =========     =========

Total Return                                                    .80%2       -0.01%         7.07%         0.13%         2.30%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $  41,623     $  38,643     $  35,273     $  32,156     $  29,725
   Ratio of net expenses to average net assets 1               1.50%         1.50%         1.50%         1.50%         1.50%*
   Ratio of gross expenses to average net assets 1             1.65%           --            --            --            --
   Ratio of net investment income (loss)
    to average net assets                                       .53%          .34%         -.20%         1.19%          .35%*
   Portfolio turnover rate                                      106%           95%           74%           32%           30%

1 See Note 2 of "Notes to Financial Statements."
2 Total  return  would  have  been  lower  had the  advisor  not  waived  and/or reimbursed expenses.
 *Annualized

The accompanying notes are an integral part of these financial statements.

64  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                    FINANCIAL HIGHLIGHTS - OCTOBER 31, 1998

INTERNATIONAL SMALL CAP FUND                                             Year Ended October 31                  Period from
-------------------------------------------------------------------------------------------------------------    6/30/94 to
Selected Per Share Data                                      1998          1997          1996          1995       10/31/94
 for one share outstanding during the period              ---------     ---------     ---------     ---------     ---------
   Net asset value, beginning of period                   $    8.23     $   10.15     $    9.00     $    9.86     $   10.00
                                                          ---------     ---------     ---------     ---------     ---------
   Income from Investment Operations
      Net investment income (loss)                              .04           .14           .14           .10          (.01)
      Net realized and unrealized gain (loss)                 (1.40)        (1.58)         1.08          (.88)         (.13)
                                                          ---------     ---------     ---------     ---------     ---------
         Total investment operations                          (1.36)        (1.44)         1.22          (.78)         (.14)
                                                          ---------     ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                               (.21)         (.21)         (.07)         (.08)           --
      From net realized gains                                  (.08)         (.27)           --            --            --
                                                          ---------     ---------     ---------     ---------     ---------
         Total distributions                                   (.29)         (.48)         (.07)         (.08)           --
                                                          ---------     ---------     ---------     ---------     ---------
   Net asset value, end of period                         $    6.58     $    8.23     $   10.15     $    9.00     $    9.86
                                                          =========     =========     =========     =========     =========

Total Return                                                 -16.76%2      -14.56%        13.69%2       -7.96%2       -1.40%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $   5,694     $   8,534     $   9,214     $   4,245     $   1,768
   Ratio of net expenses to average net assets 1               1.50%         1.50%         1.81%         2.06%         2.50%*
   Ratio of gross expenses to average net assets 1             2.55%         1.50%         2.50%         2.50%         2.50%*
   Ratio of net investment income (loss)
     to average net assets                                      .91%*        1.97%         1.61%         1.67%        -0.28%*
   Portfolio turnover rate                                      148%           56%           74%           96%           --

1 See  Note  2  of  "Notes  to  Financial  Statements."   Management  fees  were
  voluntarily waived from February 1, 1995 to October 31, 1996.
2 Total  return  would  have  been  lower  had the  advisor  not  waived  and/or reimbursed expenses.
 *Annualized

EMERGING MARKETS FUND                                      Year Ended October 31     Period from
---------------------------------------------------------------------------------     6/30/96 to
Selected Per Share Data                                      1998          1997        10/31/96
 for one share outstanding during the period              ---------     ---------     ---------
   Net asset value, beginning of period                   $    9.58     $    9.62     $   10.00
                                                          ---------     ---------     ---------
   Income from Investment Operations
      Net investment income                                     .09           .17           .10
      Net realized and unrealized gain (loss)                 (3.64)         1.03          (.41)
                                                          ---------     ---------     ---------
         Total investment operations                          (3.55)         1.20          (.31)
                                                          ---------     ---------     ---------
   Less Distributions
      From net investment income                                 --          (.06)         (.07)
      From net realized gains                                  (.14)        (1.18)           --
                                                          ---------     ---------     ---------
         Total distributions                                   (.14)        (1.24)         (.07)
                                                          ---------     ---------     ---------
   Net asset value, end of period                         $    5.89     $    9.58     $    9.62
                                                          =========     =========     =========

Total Return 1                                               -37.59%        12.55%        -3.12%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $   8,742     $  12,175     $   3,772
   Ratio of net expenses to average net assets 2               1.50%          .26%           --
   Ratio of gross expenses to average net assets 2             2.34%         2.63%         4.95%*
   Ratio of net investment income to average net assets         .99%         2.04%         3.32%*
   Portfolio turnover rate                                      135%          208%            7%

1 Total  return  would  have  been  lower  had the  advisor  not  waived  and/or reimbursed expenses.
2 See Note 2 of "Notes to Financial Statements."
 *Annualized

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  65

                           FREMONT MUTUAL FUNDS, INC.
                    FINANCIAL HIGHLIGHTS - OCTOBER 31, 1998

U.S. MICRO-CAP FUND                                                      Year Ended October 31                  Period from
-------------------------------------------------------------------------------------------------------------    6/30/94 to
Selected Per Share Data                                      1998          1997          1996          1995       10/31/94
 for one share outstanding during the period              ---------     ---------     ---------     ---------     ---------
   Net asset value, beginning of period                   $   22.69     $   19.63     $   14.34     $   10.34     $   10.00
                                                          ---------     ---------     ---------     ---------     ---------
   Income from Investment Operations
      Net investment income (loss)                             (.25)         (.10)         (.04)         (.05)          .02
      Net realized and unrealized gain                        (4.86)         5.60          5.83          4.05           .34
                                                          ---------     ---------     ---------     ---------     ---------
         Total investment operations                          (5.11)         5.50          5.79          4.00           .36
                                                          ---------     ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                                 --            --            --            --          (.02)
      From net realized gains                                 (1.24)        (2.44)         (.50)           --            --
                                                          ---------     ---------     ---------     ---------     ---------
         Total distributions                                  (1.24)        (2.44)         (.50)           --          (.02)
                                                          ---------     ---------     ---------     ---------     ---------
   Net asset value, end of period                         $   16.34     $   22.69     $   19.63     $   14.34     $   10.34
                                                          =========     =========     =========     =========     =========

Total Return                                                 -23.45%        28.80%2       41.46%2       38.68%2        3.60%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $ 120,016     $ 171,507     $ 102,481     $   7,792     $   2,052
   Ratio of net expenses to average net assets 1               1.94%         1.88%         1.96%         2.04%         2.50%*
   Ratio of gross expenses to average net assets 1             1.94%         1.90%         2.22%         2.50%         2.50%*
   Ratio of net investment income (loss)
    to average net assets                                     -1.22%         -.67%         -.51%         -.67%          .68%*
   Portfolio turnover rate                                      170%          125%           81%          144%           44%


1 Management  fees were  voluntarily  waived from February 1, 1995 to January 8,
  1997.
2 Total return would have been lower had the advisor not waived expenses.
 *Annualized

                                                          Year Ended
U.S. SMALL CAP FUND                                       October 31   Period from
-------------------------------------------------------------------    9/24/97 to
Selected Per Share Data                                      1998       10/31/97
 for one share outstanding during the period              ---------     ---------
   Net asset value, beginning of period                   $    9.57     $   10.00
                                                          ---------     ---------
   Income from Investment Operations
      Net investment income (loss)                             (.04)          .02
      Net realized and unrealized gain (loss)                  (.66)         (.42)
                                                          ---------     ---------
         Total investment operations                           (.70)         (.40)
                                                          ---------     ---------
   Less Distributions
      From net investment income 1                               --          (.02)
      From net realized gains 1                                  --          (.01)
                                                          ---------     ---------
         Total distributions 1                                   --          (.03)
                                                          ---------     ---------
   Net asset value, end of period                         $    8.87     $    9.57
                                                          =========     =========

Total Return 2                                                -7.29%        -4.06%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $   7,367     $   5,350
   Ratio of net expenses to average net assets 3               1.50%         1.50%*
   Ratio of gross expenses to average net assets 3             2.85%         3.32%*
   Ratio of net investment income (loss)
    to average net assets                                      -.52%         1.81%*
   Portfolio turnover rate                                      273%            8%

1 For 1998, distributions are less than $.01 per share.
2 Total  return  would  have  been  lower  had the  advisor  not  waived  and/or reimbursed expenses.
3 See Note 2 of "Notes to Financial Statements."
 *Annualized

The accompanying notes are an integral part of these financial statements.

66  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                    FINANCIAL HIGHLIGHTS - OCTOBER 31, 1998

                                                         Period from
                                                         12/31/97 to
SELECT FUND                                            October 31, 1998
--------------------------------------------------------------------------------
Selected Per Share Data
 for one share outstanding during the period
   Net asset value, beginning of period                   $    9.93
                                                          ---------
   Income from Investment Operations
      Net investment loss                                      (.01)
      Net realized and unrealized gain                        (1.97)
                                                          ---------
         Total investment operations                          (1.98)
                                                          ---------
   Less Distributions
      From net investment income                                 --
      From net realized gains                                    --
                                                          ---------
         Total distributions                                     --
                                                          ---------
   Net asset value, end of period                         $    7.95
                                                          =========

Total Return 1                                               -19.94%

Ratios and Supplemental Data

   Net assets, end of period (000s omitted)               $   4,610
   Ratio of net expenses to average net assets 2               1.40%*
   Ratio of gross expenses to average net assets 2             2.40%*
   Ratio of net investment loss to average net assets          -.20%*
   Portfolio turnover rate                                       98%

1 Total  return  would  have  been  lower  had the  advisor  not  waived  and/or reimbursed expenses.
2 See Note 2 of "Notes to Financial Statements."
 *Annualized

GROWTH FUND                                                                      Year Ended October 31
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data                                      1998          1997          1996          1995          1994
 for one share outstanding during the period              ---------     ---------     ---------     ---------     ---------
   Net asset value, beginning of period                   $   14.96     $   15.02     $   13.06     $   10.46     $   11.25
                                                          ---------     ---------     ---------     ---------     ---------
   Income from Investment Operations
      Net investment income                                     .20           .20           .10           .13           .21
      Net realized and unrealized gain (loss)                   .87          3.43          2.65          2.74          (.02)
                                                          ---------     ---------     ---------     ---------     ---------
         Total investment operations                           1.07          3.63          2.75          2.87           .19
                                                          ---------     ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                               (.17)         (.22)         (.08)         (.17)         (.18)
      From net realized gains                                  (.30)        (3.47)         (.71)         (.10)         (.80)
                                                          ---------     ---------     ---------     ---------     ---------
         Total distributions                                   (.47)        (3.69)         (.79)         (.27)         (.98)
                                                          ---------     ---------     ---------     ---------     ---------
   Net asset value, end of period                         $   15.56     $   14.96     $   15.02     $   13.06     $   10.46
                                                          =========     =========     =========     =========     =========

Total Return                                                   7.30%        29.26%        22.06%        28.12%2        1.72%2

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $ 159,375     $ 147,641     $  78,624     $  59,632     $  27,244
   Ratio of net expenses to average net assets 1                .82%          .85%          .92%          .97%          .94%
   Ratio of gross expenses to average net assets 1              .82%          .85%          .92%         1.01%         1.08%
   Ratio of net investment income to average net assets        1.25%         1.44%          .75%         1.02%         1.31%
   Portfolio turnover rate                                      111%           48%          129%          108%           55%

1 Administrative  fees were voluntarily waived from August 14, 1992 to March 31,
  1995.
2 Total return would have been lower had the advisor not waived expenses.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  67

                           FREMONT MUTUAL FUNDS, INC.
                    FINANCIAL HIGHLIGHTS - OCTOBER 31, 1998

                                                         Period from
                                                         12/31/97 to
REAL ESTATE SECURITIES FUND                           October 31, 1998
--------------------------------------------------------------------------------
Selected Per Share Data
 for one share outstanding during the period
   Net asset value, beginning of period                   $   10.00
                                                          ---------
   Income from Investment Operations
      Net investment income                                     .19
      Net realized and unrealized loss                        (2.07)
                                                          ---------
         Total investment operations                          (1.88)
                                                          ---------
   Less Distributions
      From net investment income                               (.14)
      From net realized gains                                    --
                                                          ---------
         Total distributions                                   (.14)
                                                          ---------
   Net asset value, end of period                         $    7.98
                                                          =========

Total Return 1                                               -18.78%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $  33,482
   Ratio of net expenses to average net assets 2               1.09%*
   Ratio of gross expenses to average net assets 2             1.80%*
   Ratio of net investment income to average net assets        4.10%*
   Portfolio turnover rate                                      196%

1 Total  return  would  have  been  lower  had the  advisor  not  waived  and/or reimbursed expenses.
2 See Note 2 of "Notes to Financial Statements."
 *Annualized

BOND FUND                                                                        Year Ended October 31
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data                                      1998          1997          1996          1995          1994
 for one share outstanding during the period              ---------     ---------     ---------     ---------     ---------
   Net asset value, beginning of period                   $   10.23     $    9.99     $   10.13     $    9.29     $   10.27
                                                          ---------     ---------     ---------     ---------     ---------
   Income from Investment Operations
      Net investment income                                     .60           .67           .67           .65           .53
      Net realized and unrealized gain (loss)                   .41           .25           .11           .83          (.98)
                                                          ---------     ---------     ---------     ---------     ---------
         Total investment operations                           1.01           .92           .78          1.48          (.45)
                                                          ---------     ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                               (.62)         (.66)         (.70)         (.64)         (.53)
      From net realized gains                                  (.18)         (.02)         (.22)           --            --
                                                          ---------     ---------     ---------     ---------     ---------
         Total distributions                                   (.80)         (.68)         (.92)         (.64)         (.53)
                                                          ---------     ---------     ---------     ---------     ---------
   Net asset value, end of period                         $   10.44     $   10.23     $    9.99     $   10.13     $    9.29
                                                          =========     =========     =========     =========     =========

Total Return 1                                                10.31%         9.54%         8.18%        16.49%        -4.42%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $ 228,001     $  90,302     $  70,577     $  86,343     $  64,244
   Ratio of net expenses to average net assets 2                .60%          .61%          .68%          .60%          .66%
   Ratio of gross expenses to average net assets 2              .72%          .76%          .83%          .75%         1.04%
   Ratio of net investment income to average net assets        5.92%         6.40%         6.82%         6.69%         5.76%
   Portfolio turnover rate                                      256%          191%          154%           21%          205%

1 Total return would have been lower had the advisor not waived expenses. 2 See Note 2 of "Notes to Financial Statements."

The accompanying notes are an integral part of these financial statements.

68  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                    FINANCIAL HIGHLIGHTS - OCTOBER 31, 1998

MONEY MARKET FUND                                                               Year Ended October 31
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data                                      1998          1997          1996          1995          1994
 for one share outstanding during the period              ---------     ---------     ---------     ---------     ---------
   Net asset value, beginning of period                   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                          ---------     ---------     ---------     ---------     ---------
      Income from Investment Operations
      Net investment income                                     .05           .05           .05           .06           .03
                                                          ---------     ---------     ---------     ---------     ---------
         Total investment operations                            .05           .05           .05           .06           .03
                                                          ---------     ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                               (.05)         (.05)         (.05)         (.06)         (.03)
                                                          ---------     ---------     ---------     ---------     ---------
         Total distributions                                   (.05)         (.05)         (.05)         (.06)         (.03)
                                                          ---------     ---------     ---------     ---------     ---------
   Net asset value, end of period                         $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                          =========     =========     =========     =========     =========

Total Return 1                                                 5.45%         5.39%         5.34%         5.84%         3.49%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $ 717,291     $ 433,152     $ 329,652     $ 299,312     $ 224,439
   Ratio of net expenses to average net assets 2                .29%          .30%          .31%          .30%          .46%
   Ratio of gross expenses to average net assets 2              .44%          .45%          .46%          .45%          .61%
   Ratio of net investment income to average net assets        5.33%         5.26%         5.22%         5.70%         4.02%

1 Total return would have been lower had the advisor not waived expenses. 2 See Note 2 of "Notes to Financial Statements."

CALIFORNIA INTERMEDIATE TAX-FREE FUND                                            Year Ended October 31
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data                                      1998          1997          1996          1995          1994
 for one share outstanding during the period              ---------     ---------     ---------     ---------     ---------
   Net asset value, beginning of period                   $   10.99     $   10.80     $   10.86     $   10.13     $   11.10
                                                          ---------     ---------     ---------     ---------     ---------
   Income from Investment Operations
      Net investment income                                     .51           .51           .52           .53           .53
      Net realized and unrealized gain (loss)                   .26           .20          (.03)          .73          (.97)
                                                          ---------     ---------     ---------     ---------     ---------
         Total investment operations                            .77           .71           .49          1.26          (.44)
                                                          ---------     ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                               (.51)         (.51)         (.52)         (.53)         (.53)
      From net realized gains                                    --          (.01)         (.03)           --            --
                                                          ---------     ---------     ---------     ---------     ---------
         Total distributions                                   (.51)         (.52)         (.55)         (.53)         (.53)
                                                          ---------     ---------     ---------     ---------     ---------
   Net asset value, end of period                         $   11.25     $   10.99     $   10.80     $   10.86     $   10.13
                                                          =========     =========     =========     =========     =========

Total Return 1                                                 7.16%         6.75%         4.63%        12.77%        -3.94%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $  64,011     $  64,309     $  51,156     $  50,313     $  58,305
   Ratio of net expenses to average net assets 2                .47%          .49%          .51%          .50%          .51%
   Ratio of gross expenses to average net assets 2              .67%          .69%          .73%          .72%          .71%
   Ratio of net investment income to average net assets        4.55%         4.72%         4.86%         5.08%         4.94%
   Portfolio turnover rate                                        9%            6%            6%           18%           21%

1 Total return would have been lower had the advisor not waived expenses. 2 See Note 2 of "Notes to Financial Statements."

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  69

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

      Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in thirteen series, twelve of which are covered by this report:

      o  the GLOBAL FUND
      o  the INTERNATIONAL GROWTH FUND
      o  the INTERNATIONAL SMALL CAP FUND
      o  the EMERGING MARKETS FUND
      o  the U.S. MICRO-CAP FUND
      o  the U.S. SMALL CAP FUND
      o  the SELECT FUND
      o  the GROWTH FUND
      o  the REAL ESTATE SECURITIES FUND
      o  the BOND FUND
      o  the MONEY MARKET FUND
      o the CALIFORNIA INTERMEDIATE TAX-FREE FUND (the California Intermediate Tax-Free Fund is available only to residents of Arizona, California, Colorado, Nevada, New Mexico, Oregon, Texas, Utah and Washington)

      Each of the Funds maintains a totally separate investment portfolio. Significant accounting policies followed by the Funds are in conformity with generally accepted accounting principles for investment companies and are summarized below.

   A. Security Valuation

      Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges or the most recent price where no closing value is available.

      Securities in the Money Market Fund have a remaining maturity of not more than 397 days and its entire portfolio has a weighted average maturity of not more than 90 days. As such, all of the Fund's securities are valued at amortized cost, which approximates value. If the Fund's portfolio had a remaining weighted average maturity of greater than 90 days the portfolio would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

   B. Security Transactions

      Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

   C. Investment Income, Expenses and Distributions

      Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities in the Global Fund, the International Growth Fund, the International Small Cap Fund and the Emerging Markets Fund are recorded when the Fund is informed of the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code, as amended. The Investment Company accounts for the assets of each Fund separately and allocates general expenses of the Investment Company to each Fund based upon the relative net assets of each Fund or the nature of the services performed and their applicability to each Fund. Distributions to shareholders are recorded on the ex-dividend date.

      Dividends received by the Real Estate Securities Fund from its securities may be a return of capital. Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as realized gains.

      Distributions to shareholders made by the California Intermediate Tax-Free Fund during the year ended October 31, 1998, excluding capital gains distributions, were of tax-exempt income.

   D. Income Taxes

      The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in their respective Prospectuses. The portfolio of California Intermediate Tax-Free Fund is composed solely of issues that qualify for tax-exempt status for both federal and State of California income tax purposes.

      Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sale rules, classification of gains/losses related to paydowns and certain futures and options transactions.

      Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

70  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1998

      For Federal income tax purposes, certain funds have capital loss carryovers at October 31, 1998. Capital loss carryovers result when a fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryovers expire in eight years. The following funds have capital loss carryovers at October 31, 1998 which expire in 2006.

           Fund                                                    Amount
           ----                                                 -----------
           International Small Cap Fund                         $ 2,125,957
           Emerging Markets Fund                                  5,018,887
           U.S. Micro-Cap Fund                                    5,239,292
           U.S. Small Cap Fund                                      765,089
           Select Fund                                              479,314
           Real Estate Securities Fund                            2,922,722

   E. Accounting Estimates

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   F. Foreign Currency Translation

      The market values of foreign securities, currency holdings, and other assets and liabilities of the Global Fund, the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund and the Bond Fund are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

      For those Funds which are allowed by the terms of their respective prospectuses to invest in securities and other transactions denominated in foreign currencies, currency gain (loss) will occur when such securities and transactions are translated into U.S. dollars.

      Certain transactions which result in realized currency gain (loss) are reported on the Statements of Operations as Net Realized Gain (Loss) from Foreign Currency Transactions. These are: currency gain (loss) from the sale or maturity of forward currency contracts and from the disposition of foreign currency; and the realization of currency fluctuations between trade and settlement dates on security transactions and between accrual and receipt dates on net investment income.

      Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Activity related to foreign currency futures and options on foreign currency is, likewise, reported under this heading, as these instruments are used to hedge the foreign currency risks associated with investing in foreign securities. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments. Unrealized currency gain (loss) on other net assets is reported under Net Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities in Foreign Currencies.

   G. Forward Foreign Currency Contracts

      A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges. Losses may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

      The Funds may and do use forward foreign currency contracts to facilitate the settlement of foreign securities. A commitment by a Fund to purchase a currency forward allows the Fund to have the local currency on hand to settle foreign security purchases on the payment date. Likewise, a commitment to sell a currency forward allows the Fund to take the foreign currency proceeds from the sale of foreign securities and exchange it for U.S. dollars at a predetermined price.

      In addition, the Global Fund, the International Growth Fund and the Bond Fund use such contracts to manage their respective currency exposure. Contracts to receive generally are used to acquire exposure to foreign currencies, while contracts to deliver are used to hedge a fund's investments against currency fluctuations. A contract to receive or deliver can also be used to offset a previous contract. When required, the Funds will segregate assets in an amount sufficient to cover obligations under the hedge contract.

      The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an Asset if appreciated or as a Liability if depreciated) and not the actual underlying values.

                                                        FREMONT MUTUAL FUNDS  71

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1998

      At October 31, 1998, the underlying values for open foreign currency contracts were as follows:

                                                                                                                      Net Unrealized
                                To Receive          Foreign            Settlement      Initial                         Appreciation
                               (To Deliver)         Currency              Date          Value        Current Value    (Depreciation)
                               ------------         --------              ----          -----        -------------    --------------
      Global Fund              (18,500,000)    Australian Dollar        11/12/98    $(11,111,285)    $(11,538,265)    $   (426,980)
                                 4,800,000     Australian Dollar        11/12/98       2,868,000        2,993,712          125,712
                               (12,000,000)    British Pound            11/12/98     (19,522,800)     (20,084,400)        (561,600)
                                (2,000,000)    British Pound            11/12/98      (3,393,200)      (3,347,400)          45,800
                               (18,500,000)    Canadian Dollar          11/12/98     (12,203,166)     (11,984,970)         218,196
                              (106,500,000)    German Deutschemark      11/12/98     (60,251,188)     (64,408,830)      (4,157,642)
                               (23,000,000)    German Deutschemark      11/12/98     (12,946,806)     (13,909,888)        (963,082)
                                 3,000,000     German Deutschemark      11/12/98       1,829,826        1,814,333          (15,493)
                                 6,000,000     German Deutschemark      11/12/98       3,566,122        3,628,667           62,545
                            (2,500,000,000)    Japanese Yen             11/12/98     (17,323,817)     (21,548,009)      (4,224,192)
                              (700,000,000)    Japanese Yen             11/12/98      (4,850,669)      (6,033,443)      (1,182,774)
                               (42,800,000)    Swedish Krona            11/12/98      (5,315,450)      (5,504,328)        (188,878)
                                                                                                                      ------------
                                                                                                                      $(11,268,388)
                                                                                                                      ============

      Int. Growth Fund            (214,114)    Australian Dollar        03/23/99    $   (125,000)    $   (134,031)    $     (9,031)
                                   340,055     Australian Dollar        07/30/99         211,000          212,932            1,932
                                    (8,754)    British Pound            11/03/98         (14,656)         (14,649)               7
                                   (86,455)    British Pound            01/04/99        (147,000)        (144,458)           2,542
                                  (130,987)    British Pound            07/30/99        (211,000)        (216,888)          (5,888)
                                  (285,575)    Canadian Dollar          11/10/98        (185,754)        (185,018)             736
                                  (273,184)    Canadian Dollar          11/30/98        (175,000)        (176,955)          (1,955)
                                  (172,295)    Canadian Dollar          01/06/99        (111,134)        (111,619)            (485)
                                   329,165     German Deutschemark      11/10/98         185,754          199,192           13,438
                                   314,025     German Deutschemark      11/30/98         175,000          190,214           15,214
                                   181,255     German Deutschemark      01/06/99         111,134          109,971           (1,163)
                                   276,827     German Deutschemark      04/26/99         165,939          168,632            2,693
                                    75,684     German Deutschemark      04/28/99          44,915           46,107            1,192
                                (3,134,120)    Japanese Yen             11/04/98         (22,000)         (26,995)          (4,995)
                                 3,134,120     Japanese Yen             11/04/98          26,997           26,995               (2)
                               (84,426,000)    Japanese Yen             11/04/98        (600,000)        (727,183)        (127,183)
                                84,426,000     Japanese Yen             11/04/98         727,566          727,183             (383)
                               (33,940,400)    Japanese Yen             12/10/98        (260,000)        (293,882)         (33,882)
                               (23,395,655)    Japanese Yen             12/11/98        (173,000)        (202,612)         (29,612)
                                23,395,655     Japanese Yen             12/11/98         203,912          202,612           (1,300)
                                (6,556,000)    Japanese Yen             12/17/98         (50,000)         (56,831)          (6,831)
                               (13,898,352)    Japanese Yen             12/21/98        (104,000)        (120,562)         (16,562)
                               (23,921,202)    Japanese Yen             12/21/98        (179,000)        (207,505)         (28,505)
                                (7,307,850)    Japanese Yen             03/03/99         (55,000)         (64,042)          (9,042)
                                (3,999,620)    Japanese Yen             03/10/99         (31,000)         (35,084)          (4,084)
                                (8,969,800)    Japanese Yen             04/08/99         (70,000)         (78,987)          (8,987)
                                 8,969,800     Japanese Yen             04/08/99          67,671           78,987           11,316
                               (16,797,884)    Japanese Yen             04/26/99        (146,000)        (148,273)          (2,273)
                               (19,559,180)    Japanese Yen             04/26/99        (165,939)        (172,647)          (6,708)
                                (5,351,640)    Japanese Yen             04/28/99         (44,915)         (47,251)          (2,336)
                               (18,877,000)    Japanese Yen             05/06/99        (166,802)        (166,670)             132
                               (44,842,460)    Japanese Yen             06/04/99        (338,000)        (397,645)         (59,645)
                               (39,936,480)    Japanese Yen             10/13/99        (348,000)        (343,318)           4,682
                                  (534,310)    Swedish Krona            01/15/99         (68,000)         (68,924)            (924)
                                                                                                                      ------------
                                                                                                                      $   (307,892)
                                                                                                                      ============

      Bond Fund                 (1,611,000)    New Zealand Dollar       12/21/98    $   (813,136)    $   (854,506)    $    (41,370)
                                                                                                                      ------------
                                                                                                                      $    (41,370)
                                                                                                                      ============

72  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1998

   H. Futures

      A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Upon entering into such a contract, the purchaser is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the purchaser agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the purchaser as unrealized gains or losses. When the contract is closed, the purchaser records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an Asset if appreciated or as a Liability if depreciated) and not the actual underlying values. The Funds use futures contracts to seek appreciation or to reduce principal volatility.

      At October 31, 1998, the open futures contracts were as follows:

                                                                  Net Unrealized
                                   Contracts     Expiration        Appreciation
                                    To Buy          Date          (Depreciation)
                                    ------          ----          --------------
      Global Fund
      S&P 500 Index                   250          Dec '98         $ 4,306,468
      S&P 500 Index                    78          Dec '98           1,606,775
      S&P 500 Index                    29          Dec '98             429,200
                                                                   -----------
                                                                   $ 6,342,443
                                                                   ===========
      Bond Fund
      5-yr. U.S. Treasury Note        325          Dec '98         $   976,953
      10-yr. U.S. Treasury Note       168          Dec '98             374,964
      30-yr. U.S. Treasury Bond       177          Dec '98              58,782
      90-day Euro Dollar                3          Sep '00               7,800
      90-day Euro Dollar                3          Dec '00               6,675
      90-day Euro Dollar                3          Mar '01               6,488
      90-day Euro Dollar                3          Jun '01               6,113
      90-day Euro Dollar               10          Sep '01              18,381
      90-day Euro Dollar               10          Dec '01              16,430
      90-day Euro Dollar               10          Mar '02              16,203
      90-day Euro Dollar               10          Jun '02              15,432
                                                                   -----------
                                                                   $ 1,504,221
                                                                   ===========
      Growth Fund
      S&P 500 Index                    93          Dec '98         $ 1,601,077
                                                                   -----------
                                                                   $ 1,601,077
                                                                   ===========

      At October 31, 1998, $6,790,000, $2,013,000 and $985,000 par value of U.S.
      Treasury Bills for the Global Fund, Growth Fund and Bond Fund, respectively, were held by brokers to satisfy the initial margin requirements related to these contracts.

   I. Securities Lending

      All the Funds are authorized to make loans of their portfolio securities to broker-dealers or to other institutional investors up to 331 1/43% of their respective net assets. The borrower must maintain with the Funds' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued but unpaid distributions. The collateral is invested in a money market fund that meets the criteria of Rule 2a-7 of the 1940 Act. At October 31, 1998, the Funds had no loans outstanding.

      The Funds receive a portion of the income earned on the collateral which is included in interest income. For the year ended October 31, 1998, transactions in securities lending resulted in fee income to the Global Fund, the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund, the U.S. Micro-Cap Fund and the Growth Fund of $94,154, $5,451, $2,915, $893, $52,790, and $12,746, respectively.

   J. Reverse Repurchase Agreements

      During the year ended October 31, 1998, the Bond Fund entered into reverse repurchase agreements with certain brokers. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities pledged as collateral may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

      Such transactions are accounted for as a borrowing by the Fund and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

      The difference between the selling price and the repurchase price is accounted for as interest expense.

                                                        FREMONT MUTUAL FUNDS  73

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1998

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

      Investment Advisor

      The Funds each have entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                                     Advisory Fee                         Administrative Fee
      Global Fund                               0.60% on all net assets                  0.15% on all net assets
      International Growth Fund*                1.00% on all net assets                  0.15% on all net assets
      International Small Cap Fund*             1.25% on all net assets                  0.15% on all net assets
      Emerging Markets Fund*                    1.00% on all net assets                  0.15% on all net assets
      U.S. Micro-Cap Fund                       2.50% on first $30 million                             --
                                                2.00% on next $70 million
                                                1.50% on balance over $100 million

      U.S. Small Cap Fund*                      1.00% on all net assets                  0.15% on all net assets
      Select Fund*                              1.00% on all net assets                                --
      Growth Fund                               0.50% on all net assets                  0.15% on all net assets
      Real Estate Securities Fund*              1.00% on all net assets                                --
      Bond Fund*                                0.40% on all net assets                  0.15% on all net assets
      Money Market Fund*                        0.30% on first $50 million               0.15% on all net assets
                                                0.20% on balance over $50 million

      California Intermediate Tax-Free Fund*    0.40% on first $25 million               0.15% on all net assets
                                                0.35% on next $25 million
                                                0.30% on next $50 million
                                                0.25% on next $50 million
                                                0.20% on balance over $150 million

      *The Advisor has voluntarily waived and/or reimbursed some of its fees for these Funds. The waivers are voluntary and may be changed in the future. For the Emerging Markets Fund, the Bond Fund, the Money Market Fund and the California Intermediate Tax-Free Fund, all fees waived in the past cannot be recouped in the future.

      Investors Fiduciary Trust Company ("IFTC") serves as custodian and investment accounting agent for the Fremont Funds. All fees charged by IFTC are paid by the Funds, subject to the limitations listed above. Fees for custody services are subject to reductions by credits earned on the cash balances of the Funds held by IFTC as custodian.

      Ratios of expenses have been disclosed both before and after the impact of these various waivers, reimbursements and credits under each Fund's Financial Highlights table.

      For the International Growth Fund, the International Small Cap Fund, the U.S. Small Cap Fund, the Select Fund and the Real Estate Securities Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, a Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund.

      For the International Growth Fund and the International Small Cap Fund, the Advisor has voluntarily limited the total operating expenses to 1.50% of average net assets beginning on March 2, 1998. Prior to March 2, 1998, the Advisor received a single management fee (i.e., a unitary fee) from these Funds. For the eight months ended October 31, 1998, the Advisor reimbursed expenses of $59,431 and $65,386, respectively, for the International Growth Fund and the International Small Cap Fund.

      For the Emerging Markets Fund and the U.S. Small Cap Fund, the Advisor has voluntarily limited the total operating expenses to 1.50% of average net assets. For the year ended October 31, 1998, the Advisor reimbursed expenses of $112,958 and $85,500, respectively, for the Emerging Markets Fund and the U.S. Small Cap Fund. The Advisor has not recouped $10,033 of prior period expense waivers and reimbursements from the U.S. Small Cap Fund as of October 31, 1998.

74  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1998

      For the Select Fund, the Advisor has voluntarily limited the total operating expenses to 1.40% of average net assets. For the period ended October 31, 1998, the Advisor waived and/or reimbursed expenses of $42,142 for the Select Fund.

      For the Real Estate Securities Fund, the Advisor voluntarily limited the total operating expenses to 1.50% of average net assets beginning July 1, 1998. Prior to July 1, 1998, the Advisor limited the total operating expenses to 0.50%. The Advisor voluntarily agreed to waive the management fee for the first six months, until June 30, 1998, and would have continued to waive the management fee until December 31, 1998 or until the assets in the Fund reach $25 million. As of June 30, 1998, the Fund's assets reached over $33 million, and therefore, the management fee waiver was discontinued. For the period ended October 31, 1998, the Advisor waived and/or reimbursed expenses of $135,255 for the Real Estate Securities Fund.

      For the Bond Fund, the Advisor has voluntarily waived 0.10% out of the 0.15% administrative fee beginning on March 1, 1998. Prior to March 1, 1998, the Advisor voluntarily waived the administrative fee in its entirety. For the year ended October 31, 1998, the Advisor waived administrative fees of $153,552 for the Bond Fund.

      For the Money Market Fund, the Advisor has voluntarily waived the administrative fee in its entirety. For the year ended October 31, 1998, the Advisor waived administrative fees of $809,350 for the Money Market Fund.

      For the California Intermediate Tax-Free Fund, the Advisor has voluntarily reduced the advisory and administrative fees to 0.30% and 0.005% , respectively, of average net assets. For the year ended October 31, 1998, the Advisor waived advisory and administrative fees of $37,500 and $95,154, respectively, for the California Intermediate Tax-Free Fund.

      Under the terms of the Advisory agreement, the Advisor receives a single management fee from the U.S. Micro-Cap Fund, and is obligated to pay all expenses of the Funds except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of those Funds.

      Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund, the U.S. Small Cap Fund, the Select Fund and the Real Estate Securities Fund have adopted a plan of distribution under which the Funds may directly compensate the Advisor for certain distribution-related expenses. The annual limitation for compensation to the Advisor pursuant to the plan of distribution is 0.25% of a Fund's average daily net assets. All payments are reviewed by the Board of Directors. On August 1, 1998, the 12b-1 plan of the International Small Cap Fund was discontinued.

      Each Fund is also required to comply with the expense limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the year ended October 31, 1998, no reimbursements were required or made to any Fund by the Advisor to comply with these limitations.

      Affiliated Company Transactions

      Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by a Fund, are defined in the Investment Act of 1940 as affiliated companies. The U.S. Micro-Cap Fund had investments in such affiliated companies. A summary of transactions for each issuer who is an affiliate during the year ended October 31, 1998, follows:

                                           Share     Aggregate     Aggregate        Net                  Share
                                          Balance    Purchase        Sales       Realized               Balance       Value
      Issuer                             10/31/97      Cost          Cost       Gain/(Loss)   Income   10/31/98     10/31/98
      ------                             --------      ----          ----       -----------   ------   --------     --------
      Interlink Electronics, Inc.         320,200   $      --    $ 2,399,528   $  (733,276)   $   --          --   $        --
      MDSI Mobile Data Solutions, Inc.    317,700   $ 865,164    $   818,975   $    16,935    $   --     337,700   $ 4,558,950
      Richey Electronics, Inc.            455,500   $      --    $ 2,646,785   $  (392,752)   $   --     206,200   $ 2,074,888
      V-One Corp.                         681,400   $      --    $   600,000   $  (249,073)   $   --     561,400   $ 1,491,218
                                                    ------------------------------------------------               -----------
                                                    $ 865,164    $ 6,465,288   $(1,358,166)   $   --               $ 8,125,056
                                                    ================================================               ===========

                                                        FREMONT MUTUAL FUNDS  75

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1998

      Other Related Parties

      At October 31, 1998, Fremont Investors, Inc., and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various Funds:

                                               % of Shares
                                               Outstanding
                                               -----------
      Global Fund                                  62%
      International Growth Fund                    87%
      International Small Cap Fund                 42%
      Emerging Markets Fund                        47%
      U.S. Small Cap Fund                          66%
      Select Fund                                  90%
      Growth Fund                                  52%
      Real Estate Securities Fund                   3%
      Bond Fund                                    86%
      Money Market Fund                            84%
      California Intermediate Tax-Free Fund        69%

      Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

3. ORGANIZATION COSTS

      Costs incurred by each Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

4. PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

      Aggregate purchases and aggregate proceeds from sales and maturities of securities for the year ended October 31, 1998 were as follows:

                                                     Purchases       Proceeds
                                                     ---------       --------
      Long-term securities excluding U.S.
        Government securities:

      Global Fund                                  $ 443,434,075   $ 554,087,459
      International Growth Fund                       45,269,978      39,670,193
      International Small Cap Fund                     8,459,167       9,990,159
      Emerging Markets Fund                           18,931,904      15,579,374
      U.S. Micro-Cap Fund                            220,723,430     255,896,465
      U.S. Small Cap Fund                             17,055,963      14,694,080
      Select Fund                                      9,403,168       4,444,986
      Growth Fund                                    167,229,324     181,612,073
      Real Estate Securities Fund                     77,346,993      41,451,455
      Bond Fund                                      105,319,033      45,840,861
      California Intermediate Tax-Free Fund            6,255,873       5,605,000

      Long-term U.S. Government securities:

      Global Fund                                  $  26,008,937   $  18,168,584
      Bond Fund                                      327,060,335     280,514,972

      Transactions in written put and call options for the year ended October 31, 1998 for the Bond Fund were as follows:

                                                           Amount of Premiums      Number of Contracts
                                                           ------------------      -------------------
      Options outstanding at October 31, 1997                 $    41,625                    50
      Options sold                                                     --                    --
      Options cancelled in closing purchase transactions               --                    --
      Options expired prior to exercise                           (41,625)                  (50)
      Options exercised                                                --                    --
                                                              -----------                ------
      Options outstanding at October 31, 1998                 $        --                    --
                                                              ===========                ======

76  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1998

5. PORTFOLIO CONCENTRATIONS

      There are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments, industries or countries.

6. UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS

      At  October  31,  1998,  the cost of  securities  for  Federal  income tax
      purposes  and  the  gross   aggregate   unrealized   appreciation   and/or
      depreciation based on that cost were as follows:

                                                                     Gross Aggregate Unrealized
                                                                     --------------------------
                                                      Cost         Appreciation       Depreciation          Net
                                                      ----         ------------       ------------          ---
       Global Fund                               $ 613,132,430     $ 61,113,362      $ (38,972,638)    $ 22,140,724
       International Growth Fund                    42,796,213        3,629,459         (5,198,706)      (1,569,247)
       International Small Cap Fund                  6,960,652          344,789         (1,502,055)      (1,157,266)
       Emerging Markets Fund                        11,024,764          347,860         (2,894,641)      (2,546,781)
       U.S. Micro-Cap Fund                         140,822,473        8,834,891        (22,415,237)     (13,580,346)
       U.S. Small Cap Fund                           7,783,235          807,318           (774,620)          32,698
       Select Fund                                   5,275,798          346,098         (1,018,292)        (672,194)
       Growth Fund                                 148,957,817       16,891,211         (5,789,242)      11,101,969
       Real Estate Securities Fund                  38,412,921          378,342         (4,905,143)      (4,526,801)
       Bond Fund                                   254,584,866        3,689,025         (1,129,414)       2,559,611
       Money Market Fund                           708,592,607               --                 --               --
       California Intermediate Tax-Free Fund        58,952,777        4,263,233                 --        4,263,233

7. LINE OF CREDIT

      The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily to cover redemption payments. Each Fund's borrowings cannot exceed 20% of each Fund's net assets. Combined borrowings of all Funds cannot exceed the $75 million limit on the total line of credit. Each Fund is subject to the annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At October 31, 1998, there were no such borrowings outstanding.

                                                        FREMONT MUTUAL FUNDS  77

Fremont [LOGO]
  Funds

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San Francisco, CA 94105

www.fremontfunds.com


[GRAPHIC]
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